EXHIBIT 10.26


                    SENIOR SECURED REVOLVING CREDIT AGREEMENT

                            Dated as of April 6, 1998

                                  By and Among

                            ABLE TELCOM HOLDING CORP.

                                       and

               SUNTRUST BANK, SOUTH FLORIDA, NATIONAL ASSOCIATION,
                    individually and as Administrative Agent,
                                       and
                              BANK OF AMERICA, FSB,
                      individually and as Syndication Agent

                                     TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

ARTICLE 1
     Definitions, Construction ............................................    1
       Section 1.1
           Definitions ....................................................    1
       Section 1.2
          Accounting Terms and Determination ..............................   20
       Section 1.3
          Other Definitional Provisions ...................................   20
       Section 1.4
          Exhibits and Schedules ..........................................   21

ARTICLE 2 REVOLVING LOANS .................................................   21
       Section 2.1
          Commitment; Use of Proceeds .....................................   21
       Section 2.2
          Notes; Repayment of Principal ...................................   22
       Section 2.3
          Voluntary Reduction of Revolving Loan Commitments ...............   22
       Section 2.4
          Extension of Commitment .........................................   22

ARTICLE 3
     LETTERS OF CREDIT ....................................................   23
       Section 3.1
          Letters of Credit Loan ..........................................   23
       Section 3.2
          Drawings Under Letters of Credit ................................   24
       Section 3.3
          General Provisions as to Letters of Credit ......................   25
       Section 3.4
          Participation in Letters of Credit ..............................   27

ARTICLE 4
     GENERAL LOAN TERMS ...................................................   28
       Section 4.1
          Funding Notices .................................................   28
       Section 4.2
          Disbursement of Funds ...........................................   29
       Section 4.3
          Interest ........................................................   30
       Section 4.4
          Interest Periods ................................................   31
       Section 4.5
          Fees ............................................................   31

       Section 4.6
          Voluntary Prepayments of Borrowings .............................   32
       Section 4.7
          Payments, etc. ..................................................   33
       Section 4.8
          Interest Rate Not Ascertainable, etc. ...........................   34
       Section 4.9
          Illegality ......................................................   35
       Section 4.lO
          Increased Costs .................................................   35
       Section 4.11
          Lending Offices .................................................   37
       Section 4.12
          Funding Losses ..................................................   37
       Section 4.13
          Assumptions Concerning Funding of LIBOR Advances ................   38
       Section 4.14
          Apportionment of Payments .......................................   38
       Section 4.15
          Sharing of Payments, Etc. .......................................   38
       Section 4.16
          Capital Adequacy ................................................   39
       Section 4.17
          Benefits to Guarantors ..........................................   39
       Section 4.18
          Return of Payments ..............................................   39

ARTICLE 5
     CONDITIONS TO BORROWINGS .............................................   39
       Section 5.1
          Conditions Precedent to Initial Loans ...........................   39
       Section 5.2
          Conditions to All Loans .........................................   43

ARTICLE 6
     REPRESENTATIONS AND WARRANTIES .......................................   44
       Section 6.1
          Organization and Qualification ..................................   44
       Section 6.2
          Corporate Authority .............................................   44
       Section 6.3
          Financial Statements ............................................   44
       Section 6.4
          Tax Returns .....................................................   45
       Section 6.5
          Actions Pending .................................................   45
       Section 6.6
          Representations; No Defaults ....................................   45

       Section 6.7
          Title to Properties; Capitalized Leases .........................   45
       Section 6.8
          Enforceability of Agreement .....................................   46
       Section 6.9
          Consent .........................................................   46
       Section 6.10
          Use of Proceeds; Federal Reserve Regulations ....................   46
       Section 6.11
          ERISA ...........................................................   46
       Section 6.12
          Subsidiaries ....................................................   47
       Section 6.13
          Outstanding Indebtedness ........................................   47
       Section 6.14
          Conflicting Agreements ..........................................   47
       Section 6.15
          Environmental Matters ...........................................   48
       Section 6.16
          Possession of Franchises, Licenses, Etc. .......................   49
       Section 6.17
          Patents, Trademarks, Etc. .......................................   49
       Section 6.18
          Governmental Consent ............................................   49
       Section 6.19
          Disclosure ......................................................   50
       Section 6.20
          Insurance Coverage ..............................................   50
       Section 6.21
          Labor Matters ...................................................   50
       Section 6.22
          Intercompany Loans; Dividends ...................................   50
       Section 6.23
          Burdensome Restrictions .........................................   51
       Section 6.24
          Solvency ........................................................   51
       Section 6.25
          First, Perfected Security Interest in Collateral ................   51
       Section 6.26
          Places of Business ..............................................   51
       Section 6.27
          Securities Acts .................................................   51
       Section 6.28
          Investment Company Act; Holding Company .........................   51
       Section 6.29
          Regulation G, Etc. ..............................................   51

       Section 6.30
          Stock Redemption ................................................   51
       Section 6.31
          Changes in Financial Condition; Adverse Developments ............   52
       Section 6.32
          Investments .....................................................   52
       Section 6.33
          Real Estate .....................................................   52
       Section 6.34
          Leases ..........................................................   52
       Section 6.35
          Year 2000 Compliance ............................................   52

ARTICLE 7
     AFFIRMATIVE COVENANTS ................................................   52
       Section 7.1
          Corporate Existence, Etc. .......................................   52
       Section 7.2
          Compliance with Laws, Etc. ......................................   53
       Section 7.3
          Payment of Taxes and Claims, Etc. ...............................   53
       Section 7.4
          Keeping of Books ................................................   53
       Section 7.5
          Visitation, Inspection, Etc. ....................................   53
       Section 7.6
          Insurance; Maintenance of Properties ............................   54
       Section 7.7
          Reporting Covenants .............................................   54
       Section 7.8
          Financial Covenants .............................................   59
       Section 7.9
          Notices Under Certain Other Indebtedness ........................   60
       Section 7.10
          Additional Guarantors ...........................................   60
       Section 7.11
          Fiscal Year .....................................................   60
       Section 7.12
          Ownership of Guarantors .........................................   60
       Section 7.13
          Lockbox Account; Special Collection Account .....................   61
       Section 7.14
          Consents of Lessor ..............................................   61
       Section 7.15
          Subordination of Intercompany Loans .............................   61
       Section 7.16
          Proceeds of Assets, Sale/Equity Offerings .......................   61

       Section 7.17
          Hedging Agreements ..............................................   62

ARTICLE 8
     NEGATIVE COVENANTS ...................................................   62
       Section 8.1
          Indebtedness ....................................................   62
       Section 8.2
          Liens ...........................................................   63
       Section 8.3
          Sales, Etc ......................................................   64
       Section 8.4
          Mergers, Acquisitions, Sales, Etc. ..............................   64
       Section 8.5
          Investments, Loans, Etc. ........................................   64
       Section 8.6
          Sale and Leaseback Transactions .................................   65
       Section 8.7
          Transactions with Affiliates ....................................   65
       Section 8.8
          Optional Prepayments ............................................   65
       Section 8.9
          Changes in Business .............................................   65
       Section 8.10
          ERISA ...........................................................   65
       Section 8.11
          Additional Negative Pledges .....................................   66
       Section 8.12
          Limitation on Payment Restrictions Affecting Consolidated
            Companies .....................................................   66
       Section 8.13
            Actions Under Certain Documents ...............................   66
       Section 8.15
          Use of Proceeds .................................................   66
       Section 8.16
          Guaranties ......................................................   66
       Section 8.17
          No Payments on the Subordinated Obligations .....................   67
       Section 8.18
          Changes in Management ...........................................   67
       Section 8.18
          Investments in Able International ...............................   67

ARTICLE 9
     EVENTS OF DEFAULT ....................................................   67
       Section 9.1
          Payments ........................................................   67
       Section 9.2
          Covenants Without Notice ........................................   67

       Section 9.3
          Other Covenants .................................................   67
       Section 9.4
          Representations .................................................   68
       Section 9.5
          Non-Payments of Other Indebtedness ..............................   68
       Section 9.6
          Defaults Under Other Agreements .................................   68
       Section 9.7
          Bankruptcy ......................................................   68
       Section 9.8
          ERISA ...........................................................   69
       Section 9.9
          Money Judgment ..................................................   69
       Section 9.10
          Ownership of Credit Parties .....................................   70
       Section 9.11
          Change in Control of Borrower ...................................   70
       Section 9.12
          Default Under Other Credit Documents ............................   70
       Section 9.13
          Attachments .....................................................   70
       Section 9.14
          Material Adverse Effect .........................................   70

ARTICLE 10
     THE AGENT ............................................................   71
       Section 1O.1
          Appointment of Agents ...........................................   71
       Section 10.2
          Nature of Duties of Agents ......................................   71
       Section 10.3
          Lack of Reliance on the Agents ..................................   72
       Section 10.4
          Certain Rights of the Agents ....................................   72
       Section 10.5
          Reliance by Agents ..............................................   73
       Section 10.6
          Indemnification of Agents .......................................   73
       Section 10.7
          The Agents in their Individual Capacity .........................   73
       Section 10.8
          Holders of Notes ................................................   74
       Section 10.9
          Successor Agents ................................................   74
       Section 10.10
          Agents in Individual Capacity ...................................   75

       Section 10.11
          Administrative Agent's Perfection of Security Interest ..........   75

ARTICLE 11
     MISCELLANEOUS ........................................................   75
       Section 11.1
          Notices .........................................................   75
       Section 11.2
          Amendments Etc. .................................................   75
       Section 11.3
          No Waiver Remedies ..............................................   75
       Section 11.4
          Payment of Expenses, Etc. .......................................   76
       Section 11.5
          Right of Setoff .................................................   78
       Section 11.6
          Benefit of Agreement ............................................   78
       Section 11.7
          Governing Law, Submission to Jurisdiction .......................   81
       Section 11. 8
          Independent Nature of Lenders' Rights ...........................   82
       Section 11.9
          Collateral to Benefit All Lenders ...............................   82
       Section 11.10
          Counterparts ....................................................   82
       Section 11.11
          Effectiveness; Survival .........................................   82
       Section 11.12
          Severability ....................................................   83
       Section 11.13
          Independence of Covenants .......................................   83
       Section 11.14
          Change in Accounting Principles, Fiscal Year or Tax Laws ........   83
       Section 11.15
          Headings Descriptive; Entire Agreement ..........................   84
       Section 11.16
          Time is of the Essence ..........................................   84
       Section 11.17
          Usury ...........................................................   84
       Section 11.18
          Construction ....................................................   84

                                   SCHEDULES

Schedule 6.1                  Organization and Ownership of Subsidiaries
Schedule 6.4                  Tax Filings and Payments
Schedule 6.5                  Pending and Threatened Litigation
Schedule 6.7                  Capitalized Lease Obligations
Schedule 6.11                 Employee Benefit Matters
Schedule 6.13                 Outstanding Debt Defaults, Refinanced
                                   Indebtedness
Schedule 6.14                 Conflicting Agreements
Schedule 6.15(a)              Environmental Compliance
Schedule 6.15(b)              Environmental Notices
Schedule 6.15(c)              Environmental Permits
Schedule 6.15(d)              Equal Employment and Employee Safety
Schedule 6.17                 Intellectual Property Matters
Schedule 6.21                 Labor and Employment Matters
Schedule 6.22                 Intercompany Loans
Schedule 6.23                 Restrictions
Schedule 6.26                 Places of Business
Schedule 6.30                 Stock Redemption
Schedule 6.32                 Investments
Schedule 6.33                 Real Estate
Schedule 6.34                 Leases
Schedule 8.1 (b)              Permitted Debt
Schedule 8.2                  Permitted Liens
Schedule 9.11                 Inside Shareholders


                                    EXHIBITS

Exhibit A                Form of Assignment and Acceptance
Exhibit B                Form of Subsidiary Guaranty Agreement
Exhibit C                Form of Contribution Agreement
Exhibit D                International Group
Exhibit E                Form of Revolving Credit Note
Exhibit F                Form of Security Agreement
Exhibit G                Form of Supplement to Security Agreement
Exhibit H                Form of Request for Extension of Termination Date
Exhibit I                Form of Closing Certificate
Exhibit J                Form of Opinion of Borrower's Counsel
Exhibit K                Form of Joinder
Exhibit L                Form of Supplement to Subsidiary Guaranty Agreement
Exhibit M                Form of Supplement to Contribution Agreement
Exhibit N                Form of Assignment of Leases

                   SENIOR SECURED REVOLVING CREDIT AGREEMENT

     THIS SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of April 6, 1998 (the "Agreement"). by and among ABLE TELCOM HOLDING CORP., a Florida corporation, ("Borrower"), SUNTRUST BANK, SOUTH FLORIDA, NATIONAL ASSOCIATION, a national banking association ("STSF" or "Administrative Agent"), and BANK OF AMERICA, FSB ("BAFSB" or "Syndication Agent") (STSF and BAFSB are sometimes collectively referred to as the "Lenders" and, individually, a "Lender"; the Syndication Agent and the Administrative Agent are sometimes collectively referred to as the "Agents").

                              W I T N E S S E T H:

     THAT for and in consideration of the mutual covenants made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                   ARTICLE 1.

                            DEFINITIONS: CONSTRUCTION

     Section 1.1. DEFINITIONS. As used in this Agreement, and in any instrument, certificate, document or report delivered pursuant thereto, the following terms shall have the following meanings (to be equally applicable to both the singular and plural forms of the term defined):

          "ACCOUNT" shall mean any right of any Obligor, whether or not earned by performance, to payment for goods or other property sold or leased or for services rendered that is not evidenced by an Instrument or Chattel Paper, including, without limitation:

          (a) all presently owned and hereafter acquired receivables, including all open accounts, contract rights, notes, drafts, acceptances, rental receivables, installment payment obligations and other obligations for or rights to the payment of money created by any Obligor or acquired by any Obligor from others;

          (b) all cash and non-cash proceeds thereof, and all contracts, documents, invoices and other instruments evidencing the same; and

          (c) all collateral security therefor (including guaranties, mortgages, or security interests) and all of the Obligors' rights and remedies in connection with the Accounts or in connection with any property sold or leased which is represented thereby.

          "ADMINISTRATIVE AGENT" shall mean SunTrust Bank, South Florida, National Association, as agent for the Lenders hereunder and under the other Credit Documents, and each successor Administrative Agent.

          "ADVANCE" shall mean any principal amount advanced and remaining outstanding at any time under the Revolving Loans which Advance shall be made or outstanding as a Base Rate Advance or LIBOR Advance.

          "AFFILIATE" of any Person means any other Person directly or indirectly controlling, controlled by, or under common control with, such Person, whether through the ownership of voting securities, by contract or otherwise. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by", and "under common control with") as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person.

          "AGREEMENT" shall mean this Senior Secured Revolving Credit Agreement, either as originally executed or as it may be from time to time supplemented, amended, restated, renewed or extended and in effect.

          "AGREEMENT NOT TO ENCUMBER" shall mean an agreement from an Obligor to the Administrative Agent, in form and substance acceptable to the Administrative Agent, pursuant to which the Obligor which is the owner of a parcel of Real Estate agrees not to place or allow Liens on that Real Estate other than Permitted Liens.

          "APPLICABLE MARGIN" shall mean:


          The percentage designated below based on the Borrower's Total Debt to EBITDA Ratio:

Total Debt/EBITDA                                                Applicable Margin
-----------------                                                -----------------

                                                    LIBOR Advances     Base Rate Advances     Commitment Fee
                                                    --------------     ------------------     --------------
       /greater than or equal to/3.00                   2.50%               0.25%                  0.375%
       ------------------------------                  -----               -----                  ------
/greater than/2.50 and /less than/3.00                  2.25%               0.00%                  0.375%
--------------------------------------                 -----               -----                  ------
/greater than/1.50 and /less than or equal to/2.50      2.00%               0.00%                  0.25%
--------------------------------------                 -----               -----                  ------
      /less than or equal to/1.50                       1.75%               0.00%                  0.25%
      ---------------------------                      -----               -----                  ------


      PROVIDED, HOWEVER, that adjustments to the Applicable Margin based on changes in the Total Debt TO EBITDA Ratio as set forth above shall be calculated by the Administrative Agent quarterly, based upon the Borrower's financial statements for the period comprised of four (4) fiscal quarters of Borrower most recently ended, and shall become effective on the Business Day on which the financial statements reflecting such change in the Total Debt to EBITDA Ratio are delivered to the Administrative Agent.

          "ASSIGNMENTS" shall mean the assignments of the Leases in the form of the Assignments of Leases attached hereto as EXHIBIT N.

          "ASSIGNMENT AND ACCEPTANCE" shall mean an assignment and acceptance entered into by a Lender and an Eligible Assignee in accordance with the terms of this Agreement and substantially in the form of EXHIBIT A.

          "BANKRUPTCY CODE" shall mean The Bankruptcy Code of 1978, as amended and in effect from time to time (11 U.S.C. ss.5101 ET SEQ.).

          "BASE RATE" shall mean (with any change in the Base Rate to be effective as of the date of change of the following rates) the greater of the rate which Administrative Agent announces from time to time as its prime lending rate, as in effect from time to time (the "Prime Rate") or (b) the Federal Funds Rate, as in effect from time to time, PLUS one-half of one percent (0.50%) per annum. The Administrative Agents Prime Rate is a reference rate and does not necessarily represent the lowest or best rate charged borrowing customers of the Administrative Agent. The Administrative Agent may make commercial loans or other loans at rates of interest at, above or below the Administrative Agent's Prime Rate.

          "BASE RATE ADVANCE" shall mean an Advance made or outstanding and bearing interest based on the Base Rate.

          "BORROWING" shall mean the incurrence by Borrower under the Facility of Advances of one Type concurrently (and, for LIBOR Advances, having the same Interest Period) or the continuation or conversion of an existing Borrowing or Borrowings in whole or in part.

          "BUSINESS DAY" shall mean any day other than Saturday, Sunday or a day on which Administrative Agent is or is authorized to be closed pursuant to authorization or requirement of law.

          "CAPITAL STOCK" of any Person shall mean any shares, equity or profits interests, participations or other equivalents (however designated) of capital stock and any rights, warrants or options, or other securities convertible into or exercisable or exchangeable for any such shares, equity or profits interest, participations or other equivalents, directly or indirectly (or any equivalent ownership interest, in the case of a Person which is not a corporation).

          "CAPITALIZED LEASE OBLIGATIONS" shall mean all lease obligations which have been or are required to be, in accordance with GAAP, capitalized on the books of the lessee.

          "CERCLA" has the meaning set forth in Section 6.15 of this Agreement.

          "CHATTEL PAPER" shall mean a writing or writings that evidence both a monetary obligation and a security interest in or a lease of specified goods.

          "CLOSING DATE" shall mean the date on or before April 30, 1998, on which the initial Loans are made and the conditions set forth in Article 5 are satisfied or waived in accordance with Section 5.1.

          "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          "COLLATERAL" shall mean (a) a first, perfected security interest (subject to the Permitted Liens) in (i) all the intangible and tangible personal property assets of the Obligors, including Accounts, Chattel Paper, Documents, Equipment, Instruments, Intangible Assets and Inventory, whether now owned or hereafter existing or acquired, wherever located, (ii) all Leases, and (iii) all property of the Obligors now or at any time hereafter in the possession of the Administrative Agent or the Syndication Agent or any of their Affiliates in any capacity whatsoever, including but not limited to, deposit balances, accounts, items, certificates of deposit or monies, and (b) proceeds of the foregoing, all as more particularly described in the Security Documents, together with all other property of any type at any time pledged or assigned to the Administrative Agent and/or the Lenders as collateral for the Obligations.

          "COLLATERAL ASSIGMENTS" shall mean the Collateral Assigments of Lease executed by an Obligor in favor of the Administrative Agent and the Lenders assigning the Obligor's leasehold interest in the Leases as collateral for the Loans.

          "COMMITMENT" shall mean, for any Lender at any time, its Revolving Loan Commitment.

          "CONSENT OF LESSOR" shall mean the written agreement to the Administrative Agent by a landlord under any Lease to which any Obligor is a party by which said landlord agrees that any landlord's lien, security interest, or any other encumbrance which the landlord may at any time have in or to any property of the Obligor as a tenant under such Lease is subordinate in all respects to the lien granted the Administrative Agent, on behalf of the Lenders, in any personal property of said Obligor, which consent or waiver shall be in form acceptable to the Administrative Agent

          "CONSOLIDATED COMPANIES" shall mean, collectively, Borrower and all of its Subsidiaries.

          "CONSOLIDATED INTEREST EXPENSE" shall mean, for any fiscal period of Borrower, total interest expense (including without limitation, interest expense attributable to capitalized leases) of the Consolidated Companies on a consolidated basis.

          "CONSOLIDATED NET INCOME (LOSS)" shall mean, for any fiscal period of Borrower, the net income (or loss) of the Consolidated Companies on a consolidated basis for such period (taken as a single accounting period); PROVIDED THAT there shall be excluded therefrom (i) any items of gain or loss resulting from the sale of assets other than in the ordinary course of business; and (ii) the income (or loss) of any party accrued prior to the date such party becomes a Subsidiary of Borrower or is merged into or consolidated with Borrower or any of its Subsidiaries, or such party's assets are acquired by the Borrower or any of its Subsidiaries.

          "CONSOLIDATED NET WORTH" shall mean, for any period of determination, the net worth of the Consolidated Companies on a consolidated basis, determined in accordance with GAAP plus the Series A Convertible Preferred Stock of Borrower.

          "CONTRACTUAL OBLIGATION" of any Person shall mean any provision of any security issued by such Person or of any agreement, instrument or undertaking under which such Person is obligated or by which it or any of the property owned by it is bound.

          "COVENANT COMPLIANCE CERTIFICATE" shall mean a certificate, in form and content satisfactory to the Administrative Agent, which shall (a) set forth the various financial covenants and ratios which the borrower is required to comply with during the term of this Agreement, (b) contain calculations reflecting whether or not the Borrower is in compliance with each such financial covenant or ratio requirement, (c) contain a statement as to whether or not the Borrower is in default under this Agreement or any of the other Credit Documents and, if the Borrower is in default, such statement shall indicate the nature thereof as well as the steps which Borrower proposes to take in order to cure said default, and (d) be certified to be true and correct by an Executive Officer of the Borrower acceptable to the Administrative Agent.

          "CREDIT DOCUMENTS" shall mean, collectively, the Agreement, as amended from time to time, the Notes, the Guaranty Agreements, all other Guaranty Documents, the Hedging Agreements, and the Security Documents, together with all other documents, agreements, certificates, schedules, notes, statements and opinions, however described, referenced herein or delivered pursuant hereto or in connection with or arising out of the Loans or the transactions contemplated by this Agreement.

          "CREDIT PARTIES" shall mean, collectively, each of Borrower, the Guarantors, and every other Person who from time to time executes a Credit Document with respect to all or any portion of the Obligations.

          "DEFAULT" shall mean any condition or event which, with notice or lapse of time or both, would constitute an Event of Default.

          "DEFAULT RATE" shall mean the interest rate otherwise applicable to each Advance plus two percent (2%), provided that, for each LIBOR Advance, at the end of the Interest Period applicable to such Advance, the interest rate shall be the Base Rate plus the Applicable Margin plus two percent (2%), but in no event shall such interest rate exceed the highest lawful rate.

          "DOCUMENT" shall mean any now owned or hereafter acquired bill of lading, dock warrant, dock receipt, warehouse receipt or order for the delivery of goods, and also any other document, whether negotiable or non-negotiable, that in the regular course of business of financing is treated as adequately evidencing that the Person in possession of it is entitled to receive, hold and dispose of the document and the goods it covers.

          "DOLLAR" and the sign "$" shall mean lawful money of the United States of America.

          "EBITDA" shall mean, with respect to the Consolidated Companies on a consolidated basis, for any period, the net income for such period, plus, without duplication and to the extent reflected as charges in the statement of net income for such period, the sum of (1) income taxes, (b) Consolidated Interest Expense and (c) depreciation and amortization expense; provided, however, with respect to any Person that becomes a Subsidiary of, or was merged or consolidated into, the Borrower during such period, "EBITDA" shall also include the EBITDA of such Person during such period and prior to the date of such acquisition, merger or consolidation.

          "ELIGIBLE ASSIGNEE" shall mean (i) a commercial bank organized under the laws of the United States, or any state thereof, having total assets in excess of $1,000,000,000 or any commercial finance or asset based lending Affiliate of any such commercial bank and (ii) any Lender or any Affiliate of any Lender.

          "ENVIRONMENTAL LAWS" shall mean all federal, state, local and foreign statutes and codes or regulations, rules or ordinances issued, promulgated, or approved thereunder, and having the force of laws, now or hereafter in effect (including, without limitation, those with respect to asbestos or asbestos containing material or exposure to asbestos or asbestos containing material), relating to pollution or protection of the environment and relating to public health and safety, including, without limitation, those imposing liability or standards of conduct concerning (i) emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial toxic or hazardous materials, substances or wastes, including without limitation, any Hazardous Substance, petroleum including crude oil or any fraction thereof, any petroleum product or other waste, chemicals or substances regulated by any Environmental Law into the environment (including without limitation, ambient air, surface water, ground water, land surface or subsurface strata), or (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of any Hazardous Substance, petroleum including crude oil or any fraction thereof, any petroleum product or other waste, chemicals or substances regulated by any Environmental Law, and (iii) underground storage tanks and related piping, and emissions, discharges and releases or threatened releases therefrom, such Environmental Laws to include, without limitation (i) the Clean Air Act (42 U.S.C. ss.7401 ET SEQ.), (ii) the Clean Water Act (33 U.S.C. ss.1251 ET SEQ.), (iii) the Resource Conservation and Recovery Act (42 U.S.C. ss.6901 ET SEQ.), (iv) the Toxic Substances Control Act (15 U.S.C. ss.2601 ET SEQ.) and (v) the

Comprehensive Environmental Response Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act (42 U.S.C. ss.9601 ET SEQ.)

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended and in effect from time to time.

          "ERISA AFFILIATE" shall mean, with respect to any Person, each trade or business (whether or not incorporated) which is a member of a group of which that Person is a member and which is under common control within the meaning of the regulations promulgated under Section 414 of the Code.

          "EVENT OF DEFAULT" shall have the meaning set forth in Article 9.

          "EQUIPMENT" shall mean all now existing and hereafter acquired goods (other than Inventory) owned by an Obligor or used primarily in the business of any Obligor, wherever located, including, but not limited to, machinery, motor vehicles, rolling stock, furniture, furnishings, fixtures, leasehold improvements, parts (including spare parts and repair parts) and tools, together with all fittings, accessories, accessions, additions, modifications, improvements, equipment and special tools now or hereafter affixed to any or any part of the foregoing or used in connection with any part of the foregoing and all replacements of any part thereof and all products and proceeds of any of the foregoing.

          "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time, and any successor statute thereto.

          "EXECUTIVE OFFICER" shall mean with respect to any Person (other than a Guarantor), the President, Vice Presidents, Chief Financial Officer, Treasurer, Secretary and any Person holding comparable offices or duties, and with respect to a Guarantor, the President, Chief Financial Officer or Treasurer and any Person holding comparable offices or duties.

          "EXTENSION OF CREDIT" shall mean the making of a Loan or the conversion of a Loan of one Type into a Loan of another Type.

          "FACILITY" or "FACILITIES" shall mean the Revolving Loan Commitments and Loans.

          "FEDERAL FUNDS RATE" shall mean for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with member banks of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of Atlanta, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent.

          "FEE LETTER" shall mean that certain engagement letter, dated February 4, 1998, entered into by and among the Administrative Agent, the Syndication Agent, and the Borrower.

          "FINAL MATURITY DATE shall mean the date on which all commitments have been terminated and all amounts outstanding under this Agreement have been declared or have automatically become due and payable pursuant to the provisions of Article 9.

          "FINANCING STATEMENTS" shall mean the financing statements permitted under the UCC or any other state law for the purpose of perfecting or continuing the Security Interest.

          "FIXED CHARGES" shall mean, with respect to the Consolidated Companies on a consolidated basis for any period, the sum of Consolidated Interest Expense, payments of Capital Lease Obligations, cash dividends and current maturities of Funded Debt due in such period.

          "FUNDED DEBT" shall mean, without duplication, all indebtedness for money borrowed, purchase money mortgages, capitalized leases, conditional sales contracts and similar title retention debt instruments under which a Consolidated Company is an obligor, including any current maturities of such indebtedness, which by its terms matures more than one year from the date of any calculation thereof and/or which is renewable or extendible the option of the obligor to a date beyond one year from such date plus all debt of other entities or Persons, other than Subsidiaries, which has been guaranteed by the Borrower or any Subsidiary or which is supported by a letter of credit issued for the account of the Borrower or any Subsidiary. Funded Debt shall also include the redemption amount with respect to any stock of the Borrower or its Subsidiaries required to be redeemed within the next twelve months.

          "GAPP" shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

          "GUARANTEED INDEBTEDNESS" shall mean, as to any Person, any obligation of such Person guaranteeing any indebtedness, lease, dividend, or other obligation ("primary obligation") of any other Person (the "primary obligor") in any manner including, without limitation, any obligation or arrangement of such Person (a) to purchase or repurchase any such primary obligation, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) to indemnify the owner of such primary obligation against loss in respect thereof.

          "GUARANTORS" shall mean each and all of the Borrower's Subsidiaries other than the members of the International Group.

          "GUARANTY AGREEMENTS" shall mean, collectively, the Subsidiary Guaranty Agreement executed by each of the Guarantors in favor of the Lenders and the Agents, substantially in the form of EXHIBIT B attached hereto as the same may be amended, restated or supplemented from time to time, and the Contribution Agreement executed by each of the Guarantors, substantially in the form of EXHIBIT C, as the same may be amended, restated or supplemented from time to time.

          "GUARANTY DOCUMENTS" shall mean, collectively, the Guaranty Agreements, and each other guaranty agreement, mortgage, deed of trust, security agreement, pledge agreement, or other security or collateral document guaranteeing or securing the Obligations, as the same may be amended, restated, or supplemented from time to time.

          "HAZARDOUS SUBSTANCES" has the meaning assigned to that term in CERCLA.

          "HEDGING AGREEMENTS". shall mean the agreements required under Section 7.17.

          "INDEBTEDNESS" of any Person shall mean, without duplication (i) all obligations of such Person which in accordance with GAAP would be shown on the balance sheet of such Person as a liability (including, without limitation, obligations for borrowed money and for the deferred purchase price of property or services, and, obligations evidenced by bonds, debentures, notes or other similar instruments); (ii) all rental obligations under Capitalized Lease Obligations; (iii) all Guaranteed Indebtedness of such Person (including contingent reimbursement obligations under undrawn letters of credit); (iv) Indebtedness of others secured by any Lien upon property owned by such Person, whether or not assumed; and (v) obligations or other liabilities under currency contracts, interest rate hedging contracts, or similar agreements or combinations thereof.

          "INSTRUMENT" shall mean a negotiable instrument or any other writing that evidences a right to payment of money and is not itself a security agreement or lease and is of a type that is in the ordinary course of business transferred by delivery with any necessary endorsement or assignment.

          "INTANGIBLE ASSETS" shall mean any of a Person's personal property (including choses in action) other than goods, Accounts, Chattel Paper, Documents, Instruments and money and including, but not limited to all now owned or hereafter acquired (i) deferred assets, other than prepaid insurance and prepaid taxes, (ii) goodwill, manufacturing and processing rights, patents, patent right licenses, franchises, permits, copyrights, trademarks, service marks, trade names, trademark and trade name registrations and applications, trade secrets, customer lists, tax refund claims, incentive payments, insurance proceeds, experimental expenses and other similar assets which would be classified as "intangible assets" under GAAP, (iii) treasury stock and any write-up of the value of any assets after the date hereof unless in accordance with GAAP, and (iv) all proceeds of any and all of the foregoing.

          "INTERCOMPANY LOANS" shall mean, collectively, (i) the loans more particularly described on SCHEDULE 6.22 and (ii) those loans or other extensions of credit made by any Consolidated Company to another Consolidated Company satisfying the terms and conditions set forth in Section 8.5 or as may otherwise be approved in writing by the Administrative Agent and the Required Lenders.

          "INTERNATIONAL GROUP" shall mean the Subsidiaries of Borrower listed on Exhibit D and any Subsidiaries of those Subsidiaries.

          "INTEREST PERIOD" shall mean 1, 2, 3 or 6 months as selected by the Borrower with respect to LIBOR Advances; provided, that (a) the first day of an Interest Period must be a Business Day, (b) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day, unless such Business Day falls in the next calendar month, in which case the Interest Period shall end on the next preceding Business Day, and (c) Borrower may not elect an Interest Period which would extend beyond the Termination Date.

          "INVENTORY" shall mean all of a Person's now owned and hereafter acquired (a) goods, merchandise or personal property, wherever located, held for sale or lease in the ordinary course of business or to be furnished under contracts of service, (b) raw materials, (c) work in process, (d) materials used or consumed in a Person's business, (e) materials or supplies used or usable in manufacturing or processing, (f) packaging and shipping materials, (g) inventory covered by a warehouse receipt, bill of lading or other negotiable or non-negotiable Document and (h) returned or repossessed merchandise.

          "INVESTMENT" shall mean, when used with respect to any Person, any direct or indirect advance, loan or other extension of credit (other than the creation of receivables in the ordinary course of business) or capital contribution by such Person (by means of transfers of property to others or payments for property or services for the account or use of others, or otherwise) to any Person, or any direct or indirect purchase or other acquisition by such Person of, or of a beneficial interest in, capital stock, partnership interests, bonds, notes, debentures or other securities issued by any other Person.

          "LEASES" shall mean all leases of real property under which an Obligor is the lessee.

          "LENDER" or "LENDERS" shall mean BAFSB, STSF, the other banks and lending institutions listed on the signature pages hereof, and each assignee thereof, if any, pursuant to Section 11.6.

          "LENDING OFFICE" shall mean for each Lender the office such Lender may designate in writing from time to time to Borrower and the Administrative Agent with respect to each Type of Loan.

          "LETTER OF CREDIT" OR "LETTERS OF CREDIT" shall mean any one or more of the standby letters of credit issued at the request of and for the account of the Borrower pursuant to Section 3.1 hereof, whether issued by or through the actions of the Administrative Agent, as the same may be transferred, renewed, modified, amended or restated from time to time in the manner provided therein.

          "LETTER OF CREDIT APPLICATION shall mean an application to the Administrative Agent for the issuance of a Letter of Credit, in form and substance satisfactory to the Administrative Agent.

          "LETTER OF CREDIT FEES" shall mean the fees to be paid to the Administrative Agent for the issuance of Letters of Credit hereunder pursuant to
Section 4.5 hereof.

          "LETTER OF CREDIT OBLIGATIONS" shall mean, in respect of Letters of Credit issued hereunder, the aggregate undrawn face amount of all such Letters of Credit, plus the aggregate amount of all unreimbursed draws in respect of such Letters of Credit.

          "LIBOR" shall mean, for any Interest Period, the offered rates for deposits in U.S. dollars for a period comparable to the Interest Period appearing on the Telerate Page 3750 as of 11:00 a.m., London time, on the day that is two London banking days prior to the first day of the Interest Period. If at least two such rates appear on the Telerate Page 3750, the rate for that Interest Period will be the arithmetic mean of such rates, rounded, if necessary, to the next higher 1/16 of 1.0%; and in either case as such rates may be adjusted for any applicable reserve requirements. If the foregoing rate is unavailable from the Telerate Page 3750 for any reason, then such rate shall be determined by the Administrative Agent from the Reuters Screen LIBOR Page or, if such rate is also unavailable on such service, then on any other interest rate reporting service of recognized standing designated in writing by the Administrative Agent to Borrower and the Lenders; in any such case rounded, if necessary, to the next higher 1/16 of 1.0%, if the rate is not such a multiple.

          "LIBOR ADVANCE" shall mean an Advance made or outstanding and bearing interest based on LIBOR.

          "LIBOR LOAN" shall mean any Loan hereunder which bears interest at a rate based on LIBOR.

          "LIEN" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind or description and shall include, without limitation, any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any capitalized lease in the nature thereof including any lease or similar arrangement with a public authority executed in connection with the issuance of industrial development revenue bonds or pollution control revenue bonds, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

          "LOAN" or "LOANS" shall mean, collectively, the Revolving Loans.

          "MARGIN REGULATIONS" shall mean Regulation G, Regulation T, Regulation U and Regulation X of the Board of Governors of the Federal Reserve System, as the same may be in effect from time to time.

          "MARGIN STOCK" shall mean any "margin stock" within the meaning of Regulation G of the Board of Governors of the Federal Reserve System (12 CFR
Part 207).

          "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect upon, or a material adverse change in, any of the (i) business, results of operations, properties, or financial condition of the Consolidated Companies taken as a whole, (ii) legality, validity, binding effect or enforceability of any Credit Document, or (iii) ability of the Credit Parties to perform their obligations under the Credit Documents.

          "MOODY'S" shall mean Moody's Investors Service, Inc. and its successors, and assigns.

          "MULTIEMPLOYER PLAN" shall have the meaning set forth in Section 4001(a)(3) of ERISA.

          "NET PROCEEDS" shall mean, with respect to any asset sale, all cash received in connection with the sale, including (i) cash proceeds collected pursuant to a promissory note, a receivable or otherwise (other than interest payable thereon), and (ii) with respect to asset sales resulting from the loss, damage, destruction or taking of property, the proceeds of insurance settlements and condemnation awards (other than the portion of the proceeds of such settlements and such awards that are used to repair, replace, improve or restore the item of property in respect of which such settlement or award was paid provided that the recipient of such proceeds enters into a binding contractual obligation to effect such repair, replacement, improvement or restoration within six months of such loss, damage or destruction and completes such repair, replacement, improvement or restoration within twelve months of such loss, damage, destruction or taking) as and when received in cash, in either case, received by any Consolidated Company as a result of or in connection with such transaction, net of reasonable sale expenses, fees commissions incurred, and taxes paid or expected to be payable within the succeeding twelve month period in connection therewith, and net of any payment required to be made with respect to the outstanding principal amount of, premium or penalty, if any, and interest on Indebtedness (other than the Loans) secured by a Lien (to the extent permitted by Section 8.1) upon the asset sold in such asset sale.

          "NOTE OR "NOTES" shall mean, individually, or collectively, as the context may require, any of the Revolving Credit Notes, either as originally executed or as the same may be from time to time supplemented, modified, amended, renewed, extended or replaced.

          "NOTICE OF BORROWING" shall have the meaning provided in Section 4.1.

          "NOTICE OF CONVERSION/CONTINUATION" shall have the meaning provided in
Section 4.1.

          "OBLIGATI0NS" shall mean all amounts owing to the Agents or any Lender pursuant to the terms of this Agreement or any other Credit Document, including without limitation, all Loans (including all principal and interest payments due thereunder), fees, expenses, indemnification and reimbursement payments, indebtedness, liabilities, and obligations of the Credit Parties, direct or indirect, absolute or contingent, liquidated or unliquidated, now existing or hereafter arising, together with all renewals, extensions, modifications or refinancings thereof.

          "OBLIGOR" shall mean the Borrower or a Restricted Subsidiary.

          "OBIIGORS" shall mean the Borrower and the Restricted Subsidiaries collectively.

          "PAYMENT OFFICE" shall mean the office of the Administrative Agent located at SunTrust Bank, South Florida, National Association, 501 East Las Olas Boulevard, Ft. Lauderdale, Florida 33301, Attn: Corporate Banking Department 7th Floor; or such other location as may be designated by the Administrative Agent from time to time in writing.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation, and any successor thereto.

          "PERMITTED ACQUISITION" shall mean the acquisition by the Borrower or any existing or newly formed Subsidiary of the Borrower of the capital stock, assets and properties and/or business of any unaffiliated Person, whether through purchase of capital stock, assets, merger, consolidation or like combination which is consummated with the written consent of the Required Lenders, which consent may be withheld by the Required Lenders in their sole and absolute discretion.

          "PERMITTED DEBT" shall mean (a) the Obligations, (b) any other Indebtedness listed on SCHEDULE 8.1(b) attached hereto, and (c) any other Indebtedness to which the Administrative Agent and the Required Lenders have given their prior written consent.

          "PERMITTED LIENS" shall mean those Liens expressly permitted by
Section 8.2 hereof.

          "PERSON" shall mean and shall include an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated association, a government or any department or agency thereof and any other entity whatsoever.

          "PLACES OF BUSINESS" shall mean those locations owned or leased by any Obligor or at which any assets of any Obligor are located, as set forth in
SCHEDULE 6.26 hereto.

          "PLAN" shall mean any employee benefit plan, program, arrangement, practice or contract, maintained by or on behalf of the Borrower or an ERISA Affiliate, which provides benefits or compensation to or on behalf of employees or former employees, whether formal or informal, whether or not written, including but not limited to the following types of plans:

          (i) EXECUTIVE ARRANGEMENTS - any bonus, incentive compensation, stock option, deferred compensation, commission, severance, "golden parachute" "rabbi trust", or other executive compensation plan, program, contract, arrangement or practice;

          (ii) ERISA PLANS - any "employee benefit plan" (as defined in Section 3(3) of ERISA), including, but not limited to, any defined benefit pension plan, profit sharing plan, money purchase pension plan, savings or thrift plan, stock bonus plan, employee stock ownership plan, Multiemployer Plan, or any plan, fund, program, arrangement or practice providing for medical (including post-retirement medical), hospitalization, accident, sickness, disability, or life insurance benefits;

          (iii) OTHER EMPLOYEE FRINGE BENEFITS - any stock purchase, vacation, scholarship, day care, prepaid legal services, severance pay or other fringe benefit plan, program, arrangement, contract or practice.

          "PRO RATA SHARE" shall mean, with respect to the Commitnent of each Lender, each Loan to be made by and each payment (including, without limitation, any Payment of principal, interest or fees) to be made to each Lender, the percentage designated as such Lender's Pro Rata Share of such Commitment, such Loans or such payments, as applicable, set forth under the name of such Lender on the respective signature page for such Lender, in each case as such pro Rata Share may change from time to time as a result of assignments or amendments made pursuant to this Agreement.

          "REAL ESTATE" shall mean any parcel or parcels of real property owned by an Obligor.

          "REFINANCING INDEBTEDNESS" shall mean the outstanding balance under the Term Loan, Revolving Credit and Security Agreement dated as of November 29, 1995 as modified by Modification of Term Loan, Revolving Credit and Security Agreement dated as of May 30, 1996, Second Modification of Term Loan, Revolving Credit and Security Agreement dated October,

1996, Third Modification of Term Loan, Revolving Credit and Security Agreement dated as of December 2, 1996, Fourth Modification of Term Loan, Revolving Credit and Security Agreement dated February 28, 1997 and Fifth Modification of Term Loan, Revolving Credit and Security Agreement dated June 1, 1997.

          "REGULATION D" shall mean Regulation D of the Board of Governors of the Federal Reserve System, as the same may be in effect from time to time.

          "REQUIRED LENDERS" shall mean, at any time, Lenders holding at least sixty percent (60%) of the then aggregate amount of the Revolving Loan Commitments.

          "REQUIREMENT OF LAW" for any Person shall mean the articles or certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "RESTRICTED INVESTMENT" shall mean, at any time, all Investments except the following:

          (a) Property (including, without limitation, real property and interests therein) to be used in the ordinary course of business and current assets arising from the sale of goods and services in the ordinary course of business of the Borrower and the Restricted Subsidiaries;

          (b) Investments in one or more Restricted Subsidiaries or any corporation (including, without limitation, any corporation acquired by the Borrower or any Restricted Subsidiary) that concurrently with such Investment becomes a Restricted Subsidiary and a Guarantor;

          (c) Investments in direct obligations of the United States of America, any agency thereof or obligations guaranteed by the United States of America, so long as such obligations are backed by the full faith and credit of the United States of America; PROVIDED that such obligations mature within three (3) years from the date of acquisition thereof;

          (d) Investments in any obligation of any state or municipality thereof given either of the two (2) highest ratings by at least one credit rating agency of recognized national standing and maturing within three (3) years from the date of acquisition;

          (e) Investments in certificates of deposit or banker's acceptances given one (1) of the two (2) highest ratings by at least one credit rating agency of recognized national standing, issued by a bank or trust company organized under the laws of the United States of America or any state thereof having capital, surplus and undivided profits aggregating at least Two Hundred Fifty Million Dollars ($250,000,000) and maturing within one (1) year from the date of acquisition;

          (f) Investments in money market mutual funds that invest solely in so-called "money market" instruments maturing not more than one year after the acquisition thereof and given one of the two (2) the highest ratings by at least one credit rating agency of recognized national standing;

          (g) Investments in commercial paper given one of the two (2) highest ratings by at least one credit rating agency of recognized national standing and maturing not more than two hundred seventy (270) days from the date of creation thereof;

          (h) investments in any Person to which Capital Stock or substantially all of assets of a member of the International Group is transferred or contributed, but solely to the extent made by contribution of, or in consideration of, such Capital Stock or assets, and no other property of the Borrower or any Restricted Subsidiary; and

          (i) equity Investments in members of the International Group, to the extent of the interest of the Borrower and the Restricted Subsidiaries on the date hereof. Investments shall be valued at cost less any net return of capital through the sale or liquidation thereof or other return of capital stock.

          "RESTRICTED PAYMENT" shall mean and includes:

          (a) any dividend or other distribution, direct or indirect, on account of any shares of Capital Stock of the Borrower now or hereafter outstanding, except a dividend payable solely in shares of common stock of the Borrower or dividends on Borrower's convertible preferred stock outstanding on the Closing Date pursuant to terms in effect on the Closing Date or (subject to compliance with Section 8.1(e)) in Capital Stock of a member of the International Group;

          (b) dividend or other distribution, direct or indirect, on account of any shares of Capital Stock of any Restricted Subsidiary, now or hereafter outstanding, except:

               (i) a dividend payable solely in shares of common stock of such Restricted Subsidiary; or

               (ii) to the extent that such dividend or distribution is, directly or indirectly payable to the Borrower;

          (c) any redemption, retirement, purchase or other acquisition, direct or indirect, of any shares of Capital Stock or option or warrant for Capital Stock of the

     Borrower now or hereafter outstanding (other than the retirement of options or warrants by virtue of the exercise or conversion thereof into common stock of Borrower);

          (d) any redemption, retirement, purchase or other acquisition, direct or indirect, of any shares of Capital Stock of any Restricted Subsidiary now or hereafter outstanding, except to the extent that such redemption, retirement, purchase or other acquisition is made from, and the payment in respect of such redemption, retirement, purchase or other acquisition is paid, directly or indirectly, to the Borrower;

          (e) any payment, whether in respect of principal, premium, interest, fees, expenses or otherwise, in respect of, or any redemption, retirement, purchase or other acquisition, direct or indirect, of, any Indebtedness owed by the Borrower or any Restricted Subsidiary to any Affiliate; and

          (f) any Restricted Investment.

          "RESTRICTED SUBSIDIARY" shall mean any present or future Subsidiary of Borrower other than those in the International Group.

          "REUTERS SCREEN" shall mean, when used in connection with any designated page and LIBOR, the display page so designated on the Reuter Monitor Money Rates Service (or such other page as may replace that page on that service for the purpose of displaying rates comparable to LIBOR).

         "REVOLVING CREDIT NOTES" shall mean, collectively, the promissory notes evidencing the Revolving Loans in the form attached hereto as EXHIBIT E, either as originally executed or as the same may from time to time be supplemented, modified, amended, renewed, extended or replaced.

          "REVOLVING LOANS" shall mean, collectively, the revolving credit loans made to Borrower by the Lenders pursuant to Section 2.1.

          "REVOLVING LOAN COMMITMENT" shall mean, at any time for any Lender, the amount of such commitment set forth opposite such Lender's name on the signature pages hereof, as the same may be increased or decreased from time to time as a result of any reduction thereof pursuant to Section 2.3, any assignment thereof pursuant to Section 11.6, or any amendment thereof pursuant to Section 11.2, which amount shall include such Lender's Revolving Loans.

          "REVOLVING PERIOD" shall mean the period during the term of the Revolving Loans, commencing on the date hereof and ending on the occurrence of
(i) an Event of Default (unless waived or cured) or (ii) the Termination Date, whichever first occurs.

          "S & P" shall mean the Standard & Poor's Corporation and its successors and assigns.

          "SECURITY AGREEMENT" shall mean, collectively, that certain Security Agreement executed by the Obligors in favor of the Administrative Agent, substantially in the form of EXHIBIT F attached hereto granting a Security Interest to the Administrative Agent for the benefit of the Lenders in the Collateral, as the same may be supplemented from time to time in substantially the form of EXHIBIT G attached hereto, executed by all new Subsidiaries of the Borrower, or as otherwise amended, modified, supplemented, restated or replaced from time to time.

          "SECURITY DOCUMENTS" shall mean the Security Agreement, the Financing Statements, the Assignments, the Collateral Assignments, the Consents of
Lessor, the Agreements Not to Encumber, and all other documents, agreements, instruments, assignments, financing statements, certificates of title, notices, returns and other security instruments and records, however described or denominated, now or hereafter created or existing, pledging or evidencing any pledge of any property or assets, however described, to secure any or all of the Obligations.

          "SECURITY INTEREST" shall mean the security interest granted to the Administrative Agent, on behalf of the Lenders, in the Collateral pursuant to the Security Documents.

          "SUBORDINATED DEBT" shall mean Indebtedness of Borrower and its Subsidiaries subordinated to all obligations of Borrower and its Subsidiaries or any other Credit Party arising under this Agreement, the Notes, the Security Documents and the Guaranty Agreements on terms and conditions satisfactory in all respects to the Administrative Agent and the Required Lenders, including without limitation, with respect to interest rates, payment terms, maturities, amortization schedules, covenants, defaults, remedies, and subordination provisions, as evidenced by the written approval of the Administrative Agent and Required Lenders.

          "SUBSIDIARY" shall mean, with respect to any Person, any corporation or other entity (including, without limitation, partnerships, joint ventures, and associations) regardless of its jurisdiction of organization or formation:

          (a) organized under the laws of the United States of America or any jurisdiction thereof, Canada, any nation which is a member of the European Economic Community or any nation in Latin America;

          (b) that conducts substantially all of its business and has substantially all of its tangible assets within the United States of America or any jurisdiction thereof, Canada, any nation which is a member of the European Economic Community or any nation in Latin America; and

          (c) at least fifty percent (50%) of each class of the voting stock of which, and (other than in the case of a member of the International

               Group) one hundred percent (100%) of all of the stock and equity securities (except for voting stock that is not in any manner preferred in payments of dividends or liquidation) of which, is legally and beneficially owned by any one or more of Borrower and its Wholly-Owned Subsidiaries.

          "SYNDICATION AGENT" shall mean Bank of America, FSB, as syndication agent and each successor syndication agent.

          "TAXES" shall mean any present or future taxes, levies, imposts, duties, fees, assessments, deductions, withholdings or other charges of whatever nature, including without limitation, income, receipts, excise, property, sales, transfer, license, payroll, withholding, social security and franchise taxes now or hereafter imposed or levied by the United States, or any state, local or foreign government or by any department, agency or other political subdivision or taxing authority thereof or therein and all interest, penalties, additions to tax and similar liabilities with respect thereto.

          "TELERATE" shall mean, when used in connection with any designated page and "LIBOR," the display page so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying rates comparable to "LIBOR").

          "TERMINATION DATE" shall mean April 6, 2001 or such later date as may be approved pursuant to Section 2.4.

          "TOTAL COMMITMENT" shall mean the sum of the Lenders' Commitments as such Total Commitment may be reduced by voluntary reduction, prepayment or nonrenewal of a Lender's Commitment as provided herein.

          "TOTAL DEBT" shall mean, with respect to the Consolidated Companies on a consolidated basis, (a) any obligation for borrowed money; (b) any obligation evidenced by bonds, debentures, notes or other similar instruments; (c) any obligation to pay the deferred purchase price of property or for services (other than in the ordinary course of business); (d) any Capitalized Lease Obligation;
(e) any obligation or liability of others secured by a Lien on property owned by the Borrower or such Subsidiary, whether or not such obligation or liability is assumed; (f) any obligation under any interest hedge agreement or foreign exchange agreement; and (g) any letter of credit issued for the account of the Borrower or such Subsidiary.

          "TOTAL DEBT TO EBITDA RATIO" shall mean the ratio of Total Debt to EBITDA.

          "TOTAL SENIOR DEBT" shall mean the outstanding principal balance of the Loans plus any Debt which is not Subordinated Debt.

          "TOTAL SENIOR DEBUT TO EBITDA RATIO" shall mean the ratio of Total Senior Debt to EBITDA.

          "TYPE" of Borrowing shall mean a Borrowing consisting of Base Rate Advances or LIBOR Advances.

          "WHOLLY OWNED SUBSIDIARY" shall mean any Subsidiary, all the stock or ownership interest of every class of which, except directors' qualifying shares, shall, at the time as of which any determination is being made, be owned by a Person either directly or indirectly.

     SECTION 1.3. ACCOUNTING TERMS AND DETERMINATION. Unless otherwise defined or specified herein, all accounting terms shall be construed herein, all accounting determinations hereunder shall be made, all financial statements required to be delivered hereunder shall be prepared, and all financial records shall be maintained in accordance with GAAP.

     SECTION 1.4. OTHER DEFINITIONAL PROVISIONS.

          (a) Except as otherwise specified herein, references herein to any agreement or contract defined or referred to herein shall be deemed a reference to any such agreement or contract (and in the case of any instrument, any other instrument issued in substitution therefor) as the terms thereof may have been or may be amended, supplemented, waived or otherwise modified from time to time.

          (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section, Schedule, Exhibit and like references are to this Agreement unless otherwise specified.

          (c) The singular pronoun, when used in this Agreement, shall include the plural and neuter shall include the masculine and the feminine.

          (d) All terms defined in this Agreement shall have the defined meanings when used in any Note or, except as otherwise expressly stated herein, any certificate, opinion, or other document delivered pursuant hereto.

     SECTION 1.5. EXHIBITS AND SCHEDULES. All Exhibits and Schedules attached hereto are by reference made a part hereof.

                                   ARTICLE 2.

                                 REVOLVING LOANS

     SECTION 2.1. COMMITMENT; USE OF PROCEEDS.

          (a) Subject to and upon the terms and conditions herein set forth, each Lender severally agrees from time to time on and after the Closing Date, but during the Revolving Period, to make the Revolving Loans as provided in this Section. Borrower shall be entitled to repay and reborrow Revolving Loans in accordance with the provisions hereof.

          (b) The sum of the aggregate unpaid principal amount of any Lender's Revolving Loans outstanding shall not exceed at any time such Lender's Revolving Loan Commitment.

          (c) The sum of the aggregate unpaid principal amount of all Revolving Loans shall not exceed at any time the total Revolving Loan Commitment for all Lenders.

          (d) Each Revolving Loan shall at the option of Borrower, be made or continued as, or converted into, part of one or more Borrowings that shall consist entirely of Base Rate Advances or LIBOR Advances. The aggregate principal amount of each Borrowing of Revolving Loans comprised of LIBOR Advances shall be not less than $500,000 or a greater integral multiple of $100,000. The aggregate principal amount of each Borrowing of Revolving Loans comprised of Base Rate Advances shall be not less than $1,000,000 or greater integral multiples of $100,000. At no time shall the number of Borrowings of Revolving Loans comprised of LIBOR Advances outstanding under this Article exceed six (6); provided that, for the purpose of determining the minimum amount for Borrowings resulting from conversions or continuations, all Borrowings of Base Rate Advances under this Facility shall be considered as one Borrowing. The parties hereto agree that (i) the aggregate principal balance of the Revolving Loans of the Lenders as a group shall not exceed the sum of the Revolving Loan Commitments for each Lender, (ii) no Lender shall be obligated to make Revolving Loans in excess of the Revolving Loan Commitment of such Lender, (iii) at no time will the principal amount outstanding and/or requested for the acquisition of Equipment by the Obligors exceed Fifteen Million and no/100s Dollars ($15,000,000.00), and (iv) at no time shall the Letter of Credit Obligations exceed Two Million and no/100s Dollars ($2,000,000.00).

          (e) The proceeds of Revolving Loans shall be used solely to repay the Refinanced Indebtedness on the Closing Date, for working capital and for other general corporate purposes, including acquisitions, capital expenditures and equipment purchases of the Borrower and the Restricted Subsidiaries and advances to members of the International Group which shall comprise Restricted Payments. On the Closing Date proceeds of the Revolving Loans will be advanced to repay the Refinanced Indebtedness in full.

     SECTION 2.2. NOTES: REPAYMENT OF PRINCIPAL.

          (a) Borrower's obligations to pay the principal of, and interest on, the Revolving Loans to each Lender shall be evidenced by the records of the Administrative Agent and such Lender and by the Revolving Credit Note payable to such Lender (or the assignor of such Lender) completed in conformity with this Agreement.

          (b) All outstanding principal amounts under the Revolving Loans shall be due and payable in full on the earlier of the Final Maturity Date or the Termination Date.

     SECTION 2.3. VOLUNTARY REDUCTION OF REVOLVING LOAN COMMITMENTS. Upon at least five (5) Business Days' prior telephonic notice (promptly confirmed in writing) to the Administrative Agent, Borrower shall have the right, without premium or penalty, to terminate the Revolving Loan Commitments, in part or in whole, provided that (i) any such termination shall apply to proportionately and permanently reduce the Revolving Loan Commitments of each of the Lenders, (ii) any partial termination pursuant to this Section shall be in an amount of at least $1,000,000 and integral multiples of $1,000,000, and (iii) no such reduction shall be permitted if prohibited or without payment of all costs required to be paid hereunder with respect to a prepayment. If the aggregate outstanding amount of the Revolving Loans exceeds the amount of the Revolving Loan Commitments as so reduced, Borrower shall immediately repay the Revolving Loans for the ratable account of the Lenders by an amount equal to such excess, together with all accrued but unpaid interest on such excess amount and any amounts due under Section 4.12 hereof

     SECTION 2.4. EXTENSION OF COMMITMENT. During the last forty-five (45) calendar days prior to the Termination Date then in effect, the Borrower may deliver to the Administrative Agent the Borrower's written request for a ninety
(90) day extension of such Termination Date substantially in the form of EXHIBIT H hereto. The Administrative Agent, upon the consent of all the Lenders, shall use its best efforts to respond in writing to the Borrower's request (whether affirmatively by countersigning and returning such request to the Borrower, or negatively by advising the Borrower that such extension will not be granted) within thirty (30) days after the Administrative Agents receipt of such request; PROVIDED, HOWEVER, the Administrative Agent shall have no obligation to grant such extension and may decline to do so in its sole discretion, and FURTHER PROVIDED, that the failure of the Administrative Agent to respond to the Borrower's request shall be deemed to be a negative reply to the request for an extension.

                                   ARTICLE 3.

                                LETTERS OF CREDIT

     SECTION 3.1. LETTERS OF CREDIT.

          (a) Subject to and upon the terms and conditions herein set forth, the Administrative Agent agrees from the Closing Date to the date which is thirty (30) days prior to the Termination Date, to issue for the account of the Borrower or the joint account of the Borrower and any Guarantor, Letters of Credit, and each Lender shall thereupon be deemed to have purchased a participation in each such Letter of Credit as provided in
     Section 3.4. Each Letter of Credit shall, except as otherwise expressly set forth in this Agreement, be a part of the Revolving Loan Commitments of each Lender according to its Pro Rata Share.

          (b) STANDBY LETTERS OF CREDIT. Each standby Letter of Credit shall (i) have an expiration date not later than the earlier of (A) one (1) year after the date of issuance of such Letter of Credit (which may include any provision providing for automatic extension of the term of such Letter of Credit for an additional period of time beyond one (1) year after the date of issuance) or (B) 30 days prior to the Termination Date, and (ii) be used for any corporate purpose allowed under this Agreement, including, without limitation, to secure any surety bond or any self-insurance program of the Borrower. Letters of Credit shall not be deemed to be outstanding Revolving Loans unless drawn upon but shall be deemed to be outstanding Indebtedness for purposes of any financial covenants in Section 7.8. At no time, without the prior written consent of the Administrative Agent and the Required Lenders, shall the aggregate amount of all standby Letter of Credit Obligations issued hereunder exceed $2,000,000.00. The amount of Letters of Credit issued shall reduce the available Revolving Loan Commitments of each Lender by a portion of the aggregate face amount of the Letters of Credit equal to that Lender's Pro Rata Share.

          (c) MANNER OF ISSUANCE. The Borrower shall submit to the Administrative Agent for each Letter of Credit a Letter of Credit Application in the Administrative Agent's standard form prior to noon (Ft. Lauderdale, Florida time) at least two Business Days before the requested date of issuance of a Letter of Credit. Said Letter of Credit Application shall be deemed to be a Notice of Borrowing by the Borrower. The right of the Borrower to obtain any Letters of Credit shall be subject to the same terms and conditions as the right of the Borrower to obtain any other Advance under this Agreement. The Administrative Agent shall give each Lender a written (which may be by telecopier) report of all Letters of Credit outstanding hereunder on a monthly basis. In the event there is a conflict between any provision in the Letter of Credit Application and this Agreement, the terms and provisions of this Agreement will prevail.

     SECTION 3.2. DRAWINGS UNDER LETTERS OF CREDIT.

          (a) Upon receipt by the Administrative Agent of any draft upon, or other notice of drawing under, a Letter of Credit, the Administrative Agent shall promptly give the Borrower written or telephone notice of the amount of such draft, of the Letter of Credit against which it is drawn and of the date upon which the Administrative Agent proposes to honor such draft.

          (b) Subject to the following sentence, the Borrower shall pay to the Administrative Agent, as a reimbursement obligation under the Letter of Credit Application, for the ratable account of the Lenders the amount of each drawing under a Letter of Credit on the date of such drawing. Subject to the requirement contained in Section 2.1, the Borrower may elect to repay the amount of such drawing with the proceeds of a Revolving Loan by delivering a Notice of Borrowing complying with Section 4.1 hereof. At the time any Letter of Credit is drawn upon the Lenders shall be deemed to have purchased from the Administrative Agent a participation in the reimbursement obligation of the Borrower, according to each Lender's Pro Rata Share.

          (c) The amount of any drawing under a Letter of Credit that is not paid on the date of drawing pursuant to paragraph (b) of this Section shall bear interest, payable on demand, from the date of such drawing until paid, at a rate per annum equal to the Default Rate for a Base Rate Advance on the date of such drawing.

          (d) The Borrower agrees that it shall be indebted to each Lender in an amount equal to the amount of each drawing paid by the Administrative Agent for the account of such Lender in accordance with the provisions of this Section.

          SECTION 3.3. GENERAL PROVISIONS AS TO LETTERS OF CREDIT.

          (a) LIMITATION ON ADMINISTRATIVE AGENT'S DUTY TO ISSUE LETTERS OF CREDIT. The Administrative Agent shall have no obligation to issue any Letter of Credit if (i) the aggregate undrawn face amount of Letters of Credit outstanding, after giving effect to the issuance of such Letter of Credit, would exceed any limit imposed on the Administrative Agent or any Lender by, or if the issuance of such Letter of Credit would otherwise cause a violation of, applicable law or any regulatory directive, interpretation or request, to which the Administrative Agent or such Lender is subject or such issuance thereof would exceed the limits provided in
     Section 2.1, or 3.1(b) above.

          (b) BORROWER'S OBLIGATION ABSOLUTE. The obligation of the Borrower to reimburse the Administrative Agent for the account of the Lenders, for each drawing under a Letter of Credit shall be irrevocable, shall not be subject to any qualification or exception whatsoever and shall be binding in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation the following circumstances:

               (i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

               (ii) the existence of any claim, set-off, defense or right which the Borrower may have at any time against a beneficiary of any Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, the Lenders or any other Person, whether in connection with this Agreement, or any Letter of Credit, the transactions contemplated herein or any unrelated transactions;

               (iii) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient (unless, in each case, manifestly so) in any respect or any statement therein being untrue or inaccurate in any respect;

               (iv) the surrender or impairment of any security for the performance or observance of any of the terms of this Agreement or the other Credit Documents;

               (v) any failure of the Administrative Agent to provide notice to the Borrower of any drawing under any Letter of Credit; or

               (vi) the occurrence or continuance of any Default.

          (c) LIMITATION OF LIABILITY WITH RESPECT TO LETTERS OF CREDIT. As among the Borrower, any Guarantors, the Lenders, and the Administrative Agent, the Borrower and the Guarantors assume all risks of the acts and omissions of, or misuse of any Letter of Credit by, the beneficiaries of such Letter of Credit. Without limiting the foregoing, neither the Administrative Agent nor the Lenders shall be responsible for:

               (i) subject to subparagraph (iii) of this paragraph (c), the form, validity, sufficiency, accuracy, genuineness or legal effect of any draft, demand, application or other documents submitted by any party in connection with any Letter of Credit (but not including the Letter of Credit itself), even if such document should in fact prove to be in any and all respects invalid, insufficient, inaccurate, fraudulent or forged;

               (ii) the validity, genuineness or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of

          Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason;

               (iii) failure of the beneficiary of a Letter of Credit to comply fully with the conditions required in order to draw upon such Letter of Credit to the extent that the documents presented in connection with a drawing manifestly comply with the terms of the Letter of Credit;

               (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher;

               (v)  errors in interpretations of technical terms;

               (vi) any loss or delay in the transmission or otherwise of any document required to make a drawing under any Letter of Credit or with respect to the proceeds thereof;

               (vii) the misapplication by the beneficiary of a Letter of Credit of the proceeds of any drawing under such Letter of Credit; or

               (viii) any consequences arising from causes beyond the control of the Administrative Agent or the Lenders, including, without limitation, any act or omission, rightfully or wrongfully of, any present or future governmental authority.

     None of the above circumstances shall affect, impair or prevent the vesting of any of the Administrative Agent's and the Lenders' rights or powers under this Section.

     SECTION 3.4. PARTICIPATION IN LETTERS OF CREDIT.

          (a) Simultaneously with the issuance by the Administrative Agent of any Letter of Credit, each Lender shall be deemed to have irrevocably and unconditionally purchased and received from the Administrative Agent without recourse or warranty, an undivided interest and participation in such Letter of Credit (including, without limitation, all obligations of the Borrower with respect thereto) and any security therefor or Guaranty thereto, equal to such Lender's Pro Rata Share of such Letter of Credit.

          (b) Each Lender hereby agrees that it shall pay to the Administrative Agent, prior to 1:00 P.M. (Eastern Time) on the date of each Letter of Credit drawing such Lender's Pro Rata Share of such Letter of Credit drawing; PROVIDED, that if the Borrower should pay in full or in part any Letter of Credit drawing on the date thereof with the proceeds of a Revolving Loan, the obligation of each Lender to pay to the Administrative

     Agent pursuant to this Section with respect to such drawing shall be reduced by an amount equal to such Lender's Pro Rata Share of such payment by the Borrower that is received by the Administrative Agent. Amounts paid in excess of the net amount so owed shall promptly be refunded by the Administrative Agent to such Lender.

          (c) The obligation of each Lender to pay to the Administrative Agent its Pro Rata Share of each Letter of Credit drawing, or of the amount thereof not repaid by the Borrower as described above, shall be irrevocable, unconditional, shall not be subject to any qualification or exception whatsoever and shall be binding in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, the following circumstances:

               (i) any lack of validity or enforceability of this Agreement;

               (ii) the existence of any claim, set-off, defense or other right which the Borrower or any Lender may have at any time against the other, the Administrative Agent, any Lender or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transactions;

               (iii) any draft or any other document presented under this Agreement proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, provided the documents presented in connection with a drawing manifestly comply with the terms of the Letter of Credit;

               (iv) the surrender or impairment of any security for the performance or observance of any of the terms of this Agreement; or

               (v) the occurrence or continuance of any Default

          (d) If any Lender shall fail to pay the amount of its participation in a Letter of Credit drawing on the date such amount is due in accordance with subparagraph (b) above, the Administrative Agent shall be deemed to have advanced finds on behalf of such Lender. Each such advance shall be secured by such Lender's participation interest, and the Administrative Agent shall be subrogated to such Lender's rights hereunder in respect thereof. Such advance may be repaid by application by the Administrative Agent of any payment which such Lender is otherwise entitled to receive under this Agreement. Any amount not paid by such Lender to the Administrative Agent hereunder shall bear interest for each day from the day such payment was due until such payment shall be paid in full at a rate per annum equal to the highest rate then payable by the Borrower under this Agreement.

                                   ARTICLE 4.

                               GENERAL LOAN TERMS

     section 4.1.  FUNDING NOTICES.

          (a) Whenever Borrower desires to make a Borrowing with respect to the Revolving Loan Commitments (other than one resulting from a conversion or continuation pursuant to Section 4.1(b)), it shall give the Administrative Agent prior written notice (or telephonic notice promptly confirmed in writing) of such Borrowing (a "Notice of Borrowing"), such Notice of Borrowing to be given prior to 11:00 A.M. (local time for the Administrative Agent) at its Payment Office (i) on the requested date of such Borrowing in the case of Revolving Loans comprised of Base Rate Advances, and (ii) three Business Days prior to the requested date of such Borrowing in the case of LIBOR Advances. Notices received after 11:00 A.M. shall be deemed received on the next Business Day. Each Notice of Borrowing shall be irrevocable and shall specify the aggregate principal amount of the Borrowing, the date of Borrowing (which shall be a Business
     Day), whether the Borrowing is to consist of Base Rate Advances or LIBOR Advances and, in the case of LIBOR Advances, the Interest Period to be applicable thereto.

          (b) Whenever Borrower desires to convert all or a portion of an outstanding Borrowing under the Revolving Loans, which Borrowing consists of Base Rate Advances or LIBOR Advances, into one or more Borrowings consisting of Advances of another Type, or to continue outstanding a Borrowing consisting of LIBOR Advances for a new interest Period, it shall give the Administrative Agent at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each such Borrowing to be converted into or continued as LIBOR Advances. Such notice (a "Notice of Conversion/Continuation") shall be given prior to 11:00
     A.M. (local time for the Administrative Agent) on the date specified at the Payment Office of the Administrative Agent Each such Notice of Conversion/Continuation shall be irrevocable and shall specify the aggregate principal amount of the Advances to be converted or continued, the date of such conversion or continuation, whether the Advances are being converted into or continued as LIBOR Advances and, in the case of LIBOR Advances, the Interest Period applicable thereto. If, upon the expiration of any Interest Period in respect of any Borrowing, Borrower shall have failed to deliver the Notice of Conversion/Continuation, Borrower shall be deemed to have elected to convert or continue such Borrowing to a Borrowing consisting of Base Rate Advances. So long as any Default or Event of Default shall have occurred and be continuing, no Borrowing may be converted into or continued (upon expiration of the current Interest Period) as LIBOR Advances. No conversion of any Borrowing of LIBOR Advances shall be permitted except on the last day of the Interest Period in respect thereof.

          (c) Without in any way limiting Borrower's obligation to confirm in writing any telephonic notice, the Administrative Agent and the Lenders may act without liability upon the basis of telephonic notice reasonably believed by the Administrative Agent or the Lender in good faith to be from Borrower prior to receipt of written confirmation.

          (d) The Administrative Agent shall promptly give each Lender notice by telephone (confirmed in writing) or by telex, telecopy or facsimile transmission of the matters covered by the notices given to the Administrative Agent pursuant to this Section with respect to the Revolving Loan Commitments.

     SECTION 4.2. DISBURSEMENT OF FUNDS.

          (a) No later than 1:00 P.M. (local time for the Administrative Agent) on the date of each Borrowing pursuant to the Revolving Loan Commitments (other than one resulting from a conversion or continuation pursuant to Section 4.1(b)), each Lender will make available its Pro Rata Share of the amount of such Borrowing in immediately available funds at the Payment Office of the Administrative Agent. The Administrative Agent will make available to Borrower the aggregate of the amounts (if any) so made available by the Lenders to the Administrative Agent in a timely manner by crediting such amounts to Borrower's demand deposit account maintained with the Administrative Agent or at Borrower's option, to effect a wire transfer of such amounts to Borrower's account specified by the Borrower, by the close of business on such Business Day. In the event that the Lenders do not make such amounts available to the Administrative Agent by the time prescribed above, but such amount is received later that day, such amount may be credited to Borrower in the manner described in the preceding sentence on the next Business Day (with interest on such amount to begin accruing hereunder on such next Business Day).

          (b) Unless the Administrative Agent shall have been notified by any Lender prior to the date of a Borrowing that such Lender does not intend to make available to the Administrative Agent such Leader's portion of the Borrowing to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date and the Administrative Agent may make available to Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender on the date of such Borrowing, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest at the Federal Funds Rate. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agents demand therefor, the Administrative Agent shall promptly notify Borrower, and Borrower shall immediately pay such corresponding amount to the Administrative Agent together with interest at the rate specified for the Borrowing. Nothing in this subsection shall be deemed to relieve any Lender from its obligation to fund its Commitments hereunder or to prejudice any rights which Borrower may have against any Lender as a result of any default by such Lender hereunder.

          (c) All Borrowings under the Revolving Loan shall be loaned by the Lenders on the basis of their Pro Rata Share of the Revolving Loan Commitments. No Lender shall be responsible for any default by any other Lender in its obligations hereunder, and each Lender shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to fund its Commitments hereunder.

     SECTION 4.3. INTEREST.

          (a) Borrower agrees to pay interest in respect of all unpaid principal amounts of the Revolving Loans from the respective dates such principal amounts were advanced to maturity (whether by acceleration, notice of prepayment or otherwise) at rates per annum (on the basis of a 360 day year for; actual days elapsed for LIBOR Advances and on the basis of a 365 day year for actual days elapsed for Base Rate Advances) equal to the applicable rates indicated below:

               (i) For Revolving Loan. Base Rate Advances--The Base Rate in effect from time to time plus the Applicable Margin; and

               (ii) For Revolving Loan LIBOR Advances--The applicable LIBOR plus the Applicable Margin.

          (b) Overdue principal (whether by non-payment at scheduled due date, acceleration, notice of prepayment or otherwise) and, to the extent not prohibited by applicable law, overdue interest, in respect of the Revolving Loans and all other overdue amounts owing hereunder, shall bear interest from each date that such amounts are overdue at the Default Rate.

          (c) Interest on each Loan shall accrue from and including the date of such Loan to but excluding the date of any repayment thereof, that, if a Loan is repaid on the same day made, one day's interest shall be paid on such Loan. Interest on all outstanding Base Rate Advances shall be payable monthly in arrears on the last calendar day of each calendar month. Interest on all outstanding LIBOR Advances shall be payable on the last day of each Interest Period applicable thereto, and, in the case of LIBOR Advances having an Interest Period in excess of three months, on each day which occurs every 3 months after the initial date of such Interest Period. Interest on all Loans shall be payable on any conversion of any Advances comprising such Loans into Advances of another Type, prepayment (on the amount prepaid), at maturity (whether by acceleration, notice of prepayment or otherwise) and, after maturity, on demand.

     SECTION 4.4. INTEREST PERIODS. In connection with the making or continuation of, or conversion into, each Revolving Loan comprised of LIBOR Advances, Borrower shall select an Interest Period to be applicable to such LIBOR Advances; provided that:

          (a) The initial Interest Period shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing consisting of Advances of another Type) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

          (b) If any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, provided that if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

          (c) Any Interest Period which begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall, subject to part (d) below, expire on the last Business Day of such calendar month;

          (d) No Interest Period shall extend beyond the Termination Date.

     SECTION 4.5.  FEES.

          (a) Borrower shall pay to the Administrative Agent on the Closing Date in accordance with the Fee Letter, for the account of and distribution to each Lender, a commitment fee equal to one quarter of one percent (.25%) of the aggregate amount of the Revolving Loan Commitments.

          (b) Borrower shall pay to the Administrative Agent in accordance with the Fee Letter, for the account of and distribution to the Lenders, a commitment fee, computed at an annual rate equal to that shown as the Commitment Fee on the grid incorporated into the definition of Applicable Margin, on the average daily unused portions of the Revolving Loan Commitment of each Lender, such fee being payable quarterly in on the last calendar day of each fiscal quarter of Borrower and on the Termination Date.

          (c) At the beginning of each fiscal quarter of Borrower, Borrower shall pay to the Administrative Agent, for the account of and distribution to each Lender, Lender's Pro Rata Share of a letter of credit fee equal to the aggregate face amount of the Letters of Credit then outstanding and undrawn times an annual rate equal to the Applicable Margin for LIBOR Loans on that date.

          (d) In addition to the foregoing fees, the Borrower shall pay to the Administrative Agent, for the Administrative Agent's account, such other administrative fees as may be customary in respect of Letter of Credit transactions together with all telecommunication fees and other expenses incurred by the Administrative Agent in connection with the issuance or honoring of any Letter of Credit issued for the Borrower's or Borrower's and any Guarantor's joint account.

     SECTION 4.6. VOLUNTARY PREPAYMENTS OF BORROWINGS.

          (a) Borrower may, at its option, prepay Borrowings consisting of Base Rate Advances at any time in whole, or from time to time in part, in amounts aggregating $100,000 or any greater integral multiple of $100,000, by paying the principal amount to be prepaid together with interest accrued and unpaid thereon to the date of prepayment. Those Borrowings consisting of LIBOR Advances may be prepaid, at Borrower's option, in whole, or from time to time in part, in the respective minimum amounts set forth in this Section by paying the principal amount to be prepaid, together with interest accrued and unpaid thereon to the date of prepayment, and all compensation payments pursuant to Section 4.12 if such prepayment is made on a date other than the last day of an Interest Period applicable thereto. Each such optional prepayment shall be applied in accordance with Section 4.6(c) below.

          (b) Borrower shall give written notice (or telephonic notice confirmed in writing) to the Administrative Agent of any intended prepayment of the Revolving Loans (i) not less than one Business Day prior to any prepayment of Base Rate Advances, and (ii) not less than three Business Days prior to any prepayment of LIBOR Advances. Such notice, once given, shall be irrevocable. Upon receipt of such notice of prepayment pursuant to the first sentence of this paragraph (b), the Administrative Agent shall promptly notify each Lender of the contents of such notice and of such Lender's share of such prepayment

          (c) Borrower, when providing notice of prepayment pursuant to Section 4.6(a) may designate the Types of Advances and the specific Borrowing or Borrowings which are to be prepaid, provided that (i) if any prepayment of LIBOR Advances made pursuant to a single Borrowing of the Revolving Loans shall reduce the outstanding Advances made pursuant to such Borrowing to an amount less than $500,000, such Borrowing shall immediately be converted into Base Rate Advances; and (ii) each prepayment made pursuant to a single Borrowing shall be applied pro rata among the Loans comprising such Borrowing. All voluntary prepayments shall be applied to the payment of any unpaid interest before application to principal.

     SECTION 4.7. PAYMENTS, ETC.

          (a) Except as otherwise specifically provided herein, all payments under this Agreement and the other Credit Documents shall be made without defense, set-off or counterclaim to the Administrative Agent, not later than 1:00 P.M. (local time for the Administrative Agent) on the date when due and shall be made in Dollars in immediately available funds at the respective Payment Office.

          (b) (i) All such payments shall be made free and clear of and without deduction or withholding for any Taxes in respect of this Agreement, the

     Notes or other Credit Documents, or any payments of principal, interest, fees or other amounts payable hereunder or thereunder (but excluding any Taxes imposed on the overall net income of the Lenders pursuant to the laws of the jurisdiction in which the principal executive office or appropriate Lending Office of such Lender is located). If any Taxes are so levied or imposed, Borrower agrees (A) to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every net payment of all amounts due hereunder and under the Notes and other Credit Documents, after withholding or deduction for or on account of any such Taxes (including additional sums payable under this Section), will not be less than the full amount provided for herein had no such deduction or withholding been required, (B) to make such withholding or deduction and (C) to pay the full amount deducted to the relevant authority in accordance with applicable law. Borrower will furnish to the Administrative Agent and each Lender, within 30 days after the date the payment of any Taxes is due pursuant to applicable law, certified copies of tax receipts evidencing such payment by Borrower. Borrower will indemnify and hold harmless the Administrative Agent and each Lender and reimburse the Administrative Agent and each Lender upon written request for the amount of any Taxes so levied or imposed and paid by the Administrative Agent or Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or illegally asserted. A certificate as to the amount of such payment by such Lender or the Administrative Agent, absent manifest error, shall be final, conclusive and binding for all purposes.

               (ii) Each Lender that is organized under the laws of any jurisdiction other than the United States of America or any State thereof (including the District of Columbia) agrees to furnish to Borrower and the Administrative Agent, prior to the time it becomes a Lender hereunder, two copies of either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 or any successor forms thereto (wherein such Lender claims entitlement to complete exemption from or reduced rate of U.S. Federal withholding tax on interest paid by Borrower hereunder) and to provide to Borrower and the Administrative Agent a new Form 4224 or Form 1001 or any successor forms thereto if any previously delivered form is found to be incomplete or incorrect in any material respect or upon the obsolescence of any previously delivered form: provided, however, that no Lender shall be required to furnish a form under this paragraph (ii) if it is not entitled to claim an exemption from or a reduced rate of withholding under applicable law. A Lender that is not entitled to claim an exemption from or a reduced rate of withholding under applicable law, promptly upon written request of Borrower, shall so inform Borrower in writing.

          (c) Except as otherwise provided in Section 4.4, whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the applicable rate during such extension.

          (d) All computations of interest and fees shall be made on the basis of a year of 360 days for the actual number of days elapsed for LIBOR Advances and 365 days for Base Rate Advances (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable (to the extent computed on the basis of days elapsed). Interest on Base Rate Advances shall be calculated based on the Base Rate from and including the date of such Loan to but excluding the date of the repayment or conversion thereof. Interest on LIBOR Advances shall be calculated as to each Interest Period from and including the first day thereof to but excluding the last day thereof. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be made in good faith and, except for manifest error, shall be final, conclusive and binding for all purposes.

          (e) Payment by Borrower to the Administrative Agent in accordance with the terms of this Agreement shall, as to Borrower, constitute payment to the Lenders under this Agreement.

     SECTION 4.8. INTEREST RATE NOT ASCERTAINABLE, ETC. In the event that the Administrative Agent shall have determined (which determination shall be made in good faith and, absent manifest error, shall be final, conclusive and binding upon all parties) that on any date for determining LIBOR for any Interest Period, by reason of any changes arising after the date of this Agreement adequate and fair means do not exist for ascertaining LIBOR then, and in any such event the Administrative Agent shall forthwith give notice (by telephone confirmed in writing) to Borrower and to the Lenders of such determination and a summary of the basis for such determination. Until the Administrative Agent notifies Borrower that the circumstances giving rise to the suspension described herein no longer exist, the obligations of the Lenders to make or permit portions of the Revolving Loans to remain outstanding past the last day of the then current Interest Periods as LIBOR Advances shall be suspended, and such affected Advances shall bear the same interest as Base Rate Advances.

     SECTION 4.9. ILLEGALITY.

          (a) In the event that any Lender shall have determined (which determination shall be made in good faith and, absent manifest error, shall be final, conclusive and binding upon all parties) at any time that the making or continuance of any LIBOR Advance has become unlawful or impractical by compliance by such Lender in good faith with any applicable law, governmental rule, regulation, guideline or order (whether or not having the force of law and whether or not failure to comply therewith would be unlawful), then, in any such event, the Lender shall give prompt notice (by telephone confirmed in writing) to Borrower and to the Administrative Agent of such determination and a summary of the basis for such determination (which notice the Administrative Agent shall promptly transmit to the other Lenders).

          (b) Upon the giving of the notice to Borrower referred to in subsection (a) above, (i) Borrower's right to request and such Lender's obligation to make LIBOR Advances shall be immediately suspended, and such Lender shall make an Advance as part of the requested Borrowing of LIBOR Advances as a Base Rate Advance, which Base Rate Advance shall, for all other purposes, be considered part of such Borrowing, and (ii) if the affected LIBOR Advance or Advances are then outstanding, Borrower shall immediately, or if permitted by applicable law, no later than the date permitted thereby, upon at least one Business Day's written notice to the Administrative Agent and the affected Lender, convert each such Advance into a Base Rate Advance or Base Rate Advances, provided that if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this Section.

     SECTION 4.10. INCREASED COSTS.

          (a) If, by reason of (i) after the date hereof, the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation, or (ii) the compliance with any guideline or request from any central bank or other governmental authority or quasi-governmental authority exercising control over banks or financial institutions generally (whether or not having the force of law):

               (1) any Lender (or its applicable Lending Office) shall be subject to any tax, duty or other charge with respect to its LIBOR Advances or its obligation to make LIBOR Advances, or the basis of taxation of payments to any Lender of the principal of or interest on its LIBOR Advances or its obligation to make LIBOR Advances shall have changed (except for changes in the tax on the overall net income of such Lender or its applicable Lending Office imposed by the jurisdiction in which such Lender's principal executive office or applicable Lending Office is located); or

               (2) any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender's applicable Lending Office shall be imposed or deemed applicable or any other condition affecting its LIBOR Advances or its obligation to make LIBOR Advances shall be imposed on any Lender or its applicable Lending Office or the London interbank market or the United States secondary certificate of deposit market;

     and as a result thereof there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining LIBOR Advances, or there shall be a reduction in the amount received or receivable by such Lender or its applicable Lending Office with respect to LIBOR Advances, then Borrower shall from time to time (subject, in the case of certain Taxes, to the applicable provisions of Section 4.7(b)), upon written notice from and demand by such Lender on Borrower (with a copy of such notice and demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender within five Business Days after the date of such notice and demand, additional amounts sufficient to indemnify such Lender against such increased cost. A certificate as to the amount of such increased cost, submitted to Borrower and the Administrative Agent by such Lender in good faith and accompanied by a statement prepared by such Lender describing in reasonable detail the basis for and calculation of such increased cost, shall, except for manifest error, be final, conclusive and binding for all purposes.

          (b) If any Leader shall advise the Administrative Agent that at any time, because of the circumstances described in clauses (i) or (ii) in paragraph (a) above or any other circumstances beyond such Lender's control arising after the date of this Agreement affecting such Lender or the London interbank market or such Lender's position in such market, LIBOR as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Lender of funding its LIBOR Advances, then, and in any such event:

               (i) the Administrative Agent shall forthwith give notice (by telephone confirmed in writing) to Borrower and to the other Lenders of such advice;

               (ii) Borrower's right to request and such Lender's obligation to make or permit portions of the Loans to remain outstanding past the last day of the then current Interest Periods as LIBOR Advances shall be immediately suspended; and

               (iii) such Lender shall make a Loan as part of the requested Borrowing of LIBOR Advances as a Base Rate Advance, which such Base Rate Advance shall, for all other purposes, be considered part of such Borrowing.

     SECTION 4.11. LENDING OFFICES.

          (a) Each Lender agrees that, if requested by Borrower, it will use reasonable efforts (subject to overall policy considerations of such Lender) to designate an alternate Lending Office with respect to any of its LIBOR Advances affected by the matters or circumstances described in Sections 4.7(b), 4.8, 4.9 or 4.10 to reduce the liability of Borrower or avoid the results provided thereunder, so long as such designation is not disadvantageous to such Lender as determined by such Lender, which determination if made in good faith, shall be conclusive and binding on all parties hereto. Nothing in this Section shall affect or postpone any of the obligations of Borrower or any right of any Lender provided hereunder.

          (b) If any Lender that is organized under the laws of any jurisdiction other than the United States of America or any State thereof (including the District of Columbia) issues a public announcement with respect to the closing of its lending offices in the United States such that any withholdings or deductions and additional payments with respect to Taxes may be required to be made by Borrower thereafter pursuant to Section 4.7(b), such Lender shall use reasonable efforts to furnish Borrower notice thereof as soon as practicable thereafter; provided, however, that no delay or failure to furnish such notice shall in any event release or discharge Borrower from its obligations to such Lender pursuant to Section 4.7(b) or otherwise result in any liability of such Lender.

     SECTION 4.12. FUNDING LOSSES. Borrower shall compensate each Lender, upon its written request to Borrower (which request shall set forth the basis for requesting such amounts in reasonable detail and which request shall be made in good faith and, absent manifest error, shall be final, conclusive and binding upon all of the parties hereto), for all losses, expenses and liabilities (including, without limitation, any interest paid by such Lender to lenders of funds borrowed by it to make or carry its LIBOR Advances, in either case to the extent not recovered by such Lender in connection with the reemployment of such funds and including loss of anticipated profits), which the Lender may sustain:
(i) if for any reason (other than a default by such Lender) a borrowing of, or conversion to or continuation of, LIBOR Advances to Borrower does not occur on the date specified therefor in a Notice of Borrowing or Notice of Conversion/Continuation (whether or not withdrawn), (ii) if any repayment (including mandatory prepayments and any conversions pursuant to Section 4.9(b)) of any LIBOR Advances to Borrower occurs on a date which is not the last day of an Interest Period applicable thereto, or (iii) if, for any reason, Borrower defaults in its obligation to repay its LIBOR Advances when required by the terms of this Agreement.

     SECTION 4.13.. ASSUMPTIONS CONCERNING FUNDING OF LIBOR ADVANCES. Calculation of all amounts payable to a Lender under this Article 4 shall be made as though that Lender had actually funded its relevant LIBOR Advances through the purchase of deposits in the relevant market bearing interest at the rate applicable to such LIBOR Advances in an amount equal to the amount of the LIBOR Advances and having a maturity comparable to the relevant Interest Period and through the transfer of such LIBOR Advances from an offshore office of that Lender to a domestic office of that Lender in the United States of America; provided however, that each Lender may fund each of its LIBOR Advances in any manner it sees fit and the foregoing assumption shall be used only for calculation of amounts payable under this Article 4.

     SECTION 4.14. APPORTIONMENT OF PAYMENTS. Aggregate principal and interest payments in respect of Loans and payments in respect of commitment fees shall be apportioned among all outstanding Commitments and Loans to which such payments relate, proportionately to the Lenders' respective Pro Rata Share of such Commitments and outstanding Loans. The Administrative Agent shall promptly distribute to each Lender at its payment office set forth beside its name on the appropriate signature page hereof or such other address as any Lender may request its share of all such payments received by the Administrative Agent.

     SECTION 4.15. SHARING OF PAYMENTS, ETC. If any Lender shall obtain any payment or reduction (including, without limitation, any amounts received as adequate protection of a deposit treated as cash collateral under the Bankruptcy
Code) of the Obligations (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its pro rata portion of payments or reductions on account of such Obligations obtained by all the Lenders, such Lender shall forthwith (i) notify each of the other Lenders and Administrative Agent of such receipt, and (ii) purchase from the other Lenders such participations in the affected Obligations as shall be necessary to cause such purchasing Lender to share the excess payment or reduction, net of costs incurred in connection therewith, ratably with each of them, provided that if all or any portion of such excess payment or reduction is thereafter recovered from such purchasing Lender or additional costs are incurred, the purchase shall be rescinded and the purchase price restored to the extent of such recovery or such additional costs, but without interest unless the Lender obligated to return such funds is required to pay interest on such funds. Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of Borrower in the amount of such participation.

     SECTION 4.16. CAPITAL ADEQUACY. Without limiting any other provision of this Agreement, in the event that any Lender shall have determined that any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy not currently in effect or fully applicable as of the Closing Date, or any change therein or in the interpretation or application thereof after the Closing Date, or compliance by such Lender with any request or directive regarding capital adequacy not currently in effect or fully applicable as of the Closing Date (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) from a central bank or governmental authority or body having jurisdiction, does or shall have the effect of reducing the rate of return on such Lender's capital as a consequence of its obligations hereunder to a level below that which such Lender could have achieved but for such law, treaty, rule, regulation, guideline or order, or such change or compliance (taking into consideration such Lender's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then within ten (10) Business Days after written notice and demand by such Lender (with copies thereof to the Administrative Agent) Borrower shall from time to time pay to such Lender additional amounts sufficient compensate such Lender for such reduction (but, in the case of outstanding Base Rate Advances without duplication of any amounts already recovered by such Lender by reason of an adjustment in the applicable Base Rate). Each certificate as to the amount payable under this Section (which certificate shall set forth the basis for requesting such amounts in reasonable detail), submitted to Borrower by any Lender in good faith, shall, absent manifest error, be final, conclusive and binding for all purposes.

     SECTION 4.17. BENEFITS TO GUARANTORS. In consideration for the execution and delivery by the Guarantors of their Guaranty Agreements, Borrower agrees to make the benefit of extensions of credit hereunder available to the Guarantors.

     SECTION 4.18. RETURN OF PAYMENTS. If the Administrative Agent shall be required by any court, trustee or debtor-in-possession or other person to return any amount previously received by it in respect of the obligations under this Agreement, upon receipt of notice from it, each Lender shall immediately pay over to it, such Lender's Pro Rata Share of the amount to be returned.

                                   ARTICLE 5.

                            CONDITIONS TO BORROWINGS

     The obligations of each Lender to make Advances to Borrower hereunder is subject to the satisfaction of the following conditions:

     SECTION 5.1. CONDITIONS PRECEDENT TO INITIAL LOANS. At the time of the making of the initial Loans hereunder on the Closing Date, all obligations of Borrower hereunder incurred prior to the initial Loans (including, without limitation, Borrower's obligations to reimburse the reasonable fees and expenses of counsel to the Administrative Agent and the Syndication Agent and any fees and expenses payable to the Administrative Agent and the Lenders as previously agreed with Borrower), shall have been paid in full, and, the Administrative Agent shall have received the following, in form and substance reasonably satisfactory in all respects to the Administrative Agent:

          (a) the duly executed counterparts of this Agreement;

          (b) the duly completed Revolving Notes evidencing the Revolving Loan Commitments;

          (c) the Guaranty Agreements;

          (d) the duly executed Security Documents;

          (e) certificate of Borrower in substantially the form of attached hereto and appropriately completed;

          (f) certificates of the Secretary or Assistant Secretary of each of the Credit Parties, attaching and certifying copies of the resolutions of the boards of directors of the Credit Parties, authorizing as applicable the execution, delivery and performance of the Credit Documents;

          (g) certificates of the Secretary or an Assistant Secretary of each of the Credit Parties certifying (i) the name, title and true signature of each officer of such entities executing the Credit Documents, and (ii) the articles of incorporation and the bylaws or comparable governing documents of such entities;

          (h) certified copies of the certificate or articles of incorporation of each Credit Party certified by the Secretary of State of the jurisdiction of incorporation or organization of such Credit Party, together with certificates of good standing or existence, as may be available from the Secretary of State of the jurisdiction of incorporation or organization of such Credit Party;

          (i) copies of all documents and instruments, including all consents, authorizations and filings, required or advisable under any Requirement of Law or by any material Contractual Obligation of the Credit Parties, in connection with the execution, delivery, performance, validity and enforceability of the Credit Documents and the other documents to be executed and delivered hereunder, and such consents, authorizations, filings and orders shall be in full force and effect and all applicable waiting periods shall have expired;

          (j) agreement by the lender of the Refinanced Indebtedness to accept payment in full of all obligations outstanding under the Refinanced Indebtedness and termination of all credit facilities relating thereto and to release all Liens securing such obligations;

          (k) certified copies of the documents evidencing and/or securing the intercompany Loans, to the extent that they exist;

          (1) the duly executed copy of the Contribution Agreement by the Borrower and the Guarantors, in the form attached hereto as Exhibit C.

          (m) certified copies of uniform commercial code searches, tax lien searches, judgment lien searches, and other searches as the Administrative Agent may require, on the Obligors, reflecting no Liens against the Obligors or any of the Collateral, other than those to be paid in fall as a result of the closing of the Loans and Permitted Liens;

          (n) certified copies of indentures, credit agreements, leases, capital leases, instruments, and other documents evidencing or securing Indebtedness of any Consolidated Company described on Schedule 8.1(b);

          (o) certificates, reports, environmental audits and investigations, and other information as the Administrative Agent may reasonably request from any Consolidated Company in order to satisfy the Lenders as to the absence of any material liabilities or obligations arising from environmental and employee health and safety exposures to which the Consolidated Companies may be subject, and the plans of the Consolidated Companies with respect thereto;

          (p) duly executed Consents of Lessor of each existing landlord of any Obligor;

          (q) certificates, reports and other information as the Administrative Agent may reasonably request from any Consolidated Company in order to satisfy the Lenders as to the absence of any material liabilities or obligations arising from matters relating to employees of the Consolidated Companies, including employee relations, collective bargaining agreements, Plans, and other compensation and employee benefit plans;

          (r) certificates, reports, environmental audits and investigations, and other information as the Administrative Agent may reasonably request from any Consolidated Company in order to satisfy the Lenders as to the absence of any material liabilities or obligations under Environmental Laws which could reasonably be expected to have a Material Adverse Effect;

          (s) certificates, reports and other information as the Administrative Agent may reasonably request from any Consolidated Company in order to satisfy the Lenders as to the absence of any material liabilities or obligations arising from litigation (including without limitation, products liability, patent infringement and other claims) pending or threatened against the Consolidated Companies;

          (t) a summary, set forth in format and detail reasonably acceptable to the Administrative Agent, of the types and amounts of insurance (property and liability) maintained by the Consolidated Companies;

          (u) the opinion of Holland & Knight, LLP, counsel to the Credit Parties, substantially in the form of Exhibit J addressed to the Administrative Agent and each of the Lenders and otherwise acceptable to Administrative Agent and each of the Lenders;

          (v) certification that there has been no material adverse change in the financial condition or operations of the Consolidated Companies since the most recent financial statements delivered to the Lenders prior to the Closing Date;

          (w) financial statements of Borrower and its Subsidiaries, on a consolidated basis, for the most recently completed fiscal year; and

          (x) payment of fees and costs due on the Closing Date.

In addition to the foregoing, the following conditions shall have been satisfied or shall exist, all to the satisfaction of the Administrative Agent, as of the time the initial Loans are made hereunder:

          (y) payment in full and termination of the Refinanced Indebtedness and the release of any Liens securing the same; provided, however, the following indebtedness may remain outstanding: (i) all Capitalized Lease Obligations described on Schedule 6.7; and (ii) Permitted Debt described on
     Schedule 8.1(b);

          (z) the Loans to be made on the Closing Date and the use of proceeds thereof shall not contravene, violate or conflict with, or involve the Administrative Agent or any Lender in a violation of, any law, rule, injunction, or regulation, or determination of any court of law or other governmental authority;

          (aa) all corporate proceedings and all other legal matters in connection with the authorization, legality, validity and enforceability of the Credit Documents shall be reasonably satisfactory in form and substance to the Required Lenders; and

          (bb) the status of all pending and threatened litigation (including products liability and patent claims) described on Schedule 6.5, including a description of any damages sought and the claims constituting the basis therefor, shall have been reported in writing to the Administrative Agent, the Administrative Agent shall have reported such matters to the Lenders, and the Lenders shall be satisfied with such status.

     SECTION 5.2. CONDITIONS TO ALL LOANS. At the time of the making of all Loans (before as well as after giving effect to such Loans and to the proposed use of the proceeds thereof), the following conditions shall have been satisfied or shall exist:

          (a) the outstanding balance of the Loans and Letters of Credit does not exceed the aggregate Commitments of the Lenders;

          (b) there shall exist no Default or Event of Default;

          (c) all representations and warranties by Borrower contained herein shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Loans;

          (d) since the date of the most recent financial statements of the Consolidated Companies described in Section 6.3, there shall have been no change which has had or could reasonably be expected to have a Material Adverse Effect;

          (e) there shall be no action or proceeding instituted or pending before any court or other governmental authority or, to the knowledge of Borrower, threatened (1) which reasonably could be expected to have a Material Adverse Effect, or (ii) seeking to prohibit or restrict one or more Credit Parties ownership or operation of any portion of its business or assets, or to compel one or more Credit Parties to dispose of or hold separate all or any portion of its businesses or assets, where such portion or portions of such businesses or assets, as the case may be, constitute a material portion of the total businesses or assets of the Consolidated Companies;

          (f) the Loans to be made and the use of proceeds thereof shall not contravene, violate or conflict with, or involve the Administrative Agent or any Lender in a violation of, any law, rule, injunction, or regulation, or determination of any court of law or other governmental authority applicable to Borrower; and

          (g) the Administrative Agent shall have received such other documents, including, but not limited to a properly completed Notice of Borrowing, or legal opinions as the Administrative Agent or any Lender may reasonably request, all in, form and substance reasonably satisfactory to the Administrative Agent.

Each request for a Borrowing and the acceptance by Borrower of the proceeds thereof shall constitute a representation and warranty by Borrower, as of the date of the Loans comprising such Borrowing, that the applicable conditions specified in Sections 5.1 and 5.2 have been satisfied.

                                   ARTICLE 6.

                        REPRESENTATIONS AND WARRANTIES

     Borrower represents, warrants and covenants to Lenders that:

     SECTION 6.1. ORGANIZATION AND QUALIFICATION. Borrower is a corporation duly organized and existing in good standing under the laws of the State of Florida. Each Subsidiary of Borrower is a corporation duly organized and existing under the laws of the jurisdiction of its incorporation. Borrower and each of its Subsidiaries are duly qualified to do business as a foreign corporation and are in good standing in each jurisdiction in which the character of their properties or the nature of their business makes such qualification necessary, except for such jurisdictions in which a failure to qualify to do business would not have a Material Adverse Effect. Borrower and each of its Subsidiaries have the corporate power to own their respective properties and to carry on their respective businesses as now being conducted. The jurisdiction of incorporation or organization, and the ownership of all issued and outstanding capital stock, for each Subsidiary as of the date of this Agreement is accurately described on
Schedule 6.1. Schedule 6.1 also designates all Subsidiaries of the Borrower as of the Closing Date.

     SECTION 6.2. CORPORATE AUTHORITY. The execution and delivery by Borrower and the Guarantors of and the performance by Borrower and Guarantors of their obligations under the Credit Documents have been duly authorized by all requisite corporate action and all requisite shareholder action, if any, on the part of Borrower and the Guarantors and do not and will not (i) violate any provision of any law, rule or regulation, any judgment, order or ruling of any court or governmental agency, the organizational papers Or bylaws of Borrower or the Guarantors, or any indenture, agreement or other instrument to which Borrower or the Guarantors are a party or by which Borrower or the Guarantors or any of their properties is bound, or (ii) be in conflict with, result in a breach of, or constitute with notice or lapse of time or both a default under any such indenture, agreement or other instrument.

     SECTION 6.3. FINANCIAL STATEMENTS. Borrower has furnished Lenders with the following financial statements, certified by the Chief Financial Officer of
Borrower: audited consolidated balance sheet of the Borrower and its Subsidiaries as at October 31, 1997, and audited consolidated statement of income and consolidated statement of stockholders' equity of Borrower and its Subsidiaries for the fiscal year ended on such date certified by Ernst & Young LLP, Certified Public Accountants. Such financial statements (including any related schedules and notes) are true and correct in all material respects, have been prepared in accordance with GAAP consistently applied throughout the period or periods in question and show, in the case of audited statements, all liabilities, direct or contingent, of Borrower and its Subsidiaries, required to be shown in accordance with GAAP consistently applied throughout the period or periods in question and fairly present the consolidated financial position and the consolidated results of operations of Borrower and its Subsidiaries for the periods indicated therein. There has been no material adverse change in the business, condition or operations, financial or otherwise, of Borrower and its Subsidiaries since October 31, 1997.

     SECTION 6.4. TAX RETURNS. Except as set forth on Schedule 6.4, each of Borrower and its Subsidiaries has filed all federal, state and other tax returns and reports which, to the best knowledge of the Executive Officers of Borrower and its Subsidiaries, are required to be filed, and each has paid all taxes as shown on said returns and all other taxes, assessments, fees and other governmental charges upon Borrower or any of its Subsidiaries or upon any of the properties, assets, incomes or franchises of Borrower or any of its Subsidiaries, to the extent that such taxes, assessments, fees and other governmental charges have become due or except such as are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP. The Borrower and its Subsidiaries have and will establish all necessary reserves and make all payments required of them to be set aside or made in regard to all F.I.C.A., withholding, sales or excise and all other similar federal, state and local taxes.

     SECTION 6.5. ACTIONS PENDING. Except as disclosed on Schedule 6.5 hereto, there is no action, suit, investigation or proceeding pending or, to the knowledge of Borrower, threatened against or affecting Borrower or any of its Subsidiaries or any of their properties or rights, by or before any court, arbitrator or administrative or governmental body, which could reasonably be expected to result in any Material Adverse Effect.

     SECTION 6.6. REPRESENTATIONS; NO DEFAULTS. At the time of each Extension of Credit there shall exist no Default or Event of Default, and each Extension of Credit shall be deemed a renewal by Borrower of the representations and warranties contained in this Agreement and an affirmative statement by Borrower that such representations and Warranties are true and correct in all material respects on and as of such time with the same effect as though such representations and warranties had been made on and as of such time.

     SECTION 6.7. TITLE TO PROPERTIES; CAPITALIZED LEASES. Each of Borrower and its Subsidiaries has (i) good and marketable fee simple title to its respective Real Estate (other than real property which it leases from others), including such Real Estate reflected in the consolidated balance sheet of Borrower and its Subsidiaries described in Section 6.3 above (other than Real Estate disposed of in the ordinary course of business), subject to no Lien of any kind except Permitted Liens and (ii) good title to all of its other respective properties and assets (other than properties and assets which it leases from others), including the other properties and assets reflected in the consolidated balance sheet of Borrower and its Subsidiaries described in Section 6.3 above (other than properties and assets disposed of in the ordinary course of business), subject to no Lien of any kind except Permitted Liens. Each of Borrower and its Subsidiaries enjoys peaceful and undisturbed possession under all leases necessary in any material respect for the operation of its respective properties and assets, including, without limitation, the Leases, none of which contains any unusual or burdensome provisions which might materially affect or impair the operation of such properties and assets, and all such leases are valid and subsisting and in full force and effect. There are no Capitalized Lease Obligations except as disclosed on Schedule 6.7 hereto.

     SECTION 6.8. ENFORCEABILITY OF AGREEMENT. This is the legal, valid and binding agreement of Borrower enforceable against Borrower in accordance with its terms, and the Notes, and all other Credit Documents, when executed and delivered, will be similarly legal, valid, binding and enforceable, except as the enforceability of the Notes and other Credit Documents may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditor's rights and remedies in general and by general principles of equity, whether considered in a proceeding at law or in equity.

     SECTION 6.9. CONSENT. No consent, permission, authorization, order or license of or filing with any governmental authority or Person which has not been obtained or made is necessary in connection with the execution, delivery, performance or enforcement of the Credit Documents by the Credit Parties, or in order to constitute the indebtedness to be incurred hereunder and under the Notes and the other Credit Documents as "Senior Debt" or any similar term defined within each document evidencing Subordinated Debt.

     SECTION 6.10. USE of PROCEEDS; FEDERAL RESERVE REGULATIONS. The proceeds of the Notes will be used solely for the purposes specified in Section 2.1 (e) and none of such proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any "margin security" or "Margin Stock" or for the purpose of reducing or retiring any indebtedness that originally was incurred to purchase or carry a "margin security" or "Margin Stock" or for any other purpose that might constitute this transaction a "purpose credit" within the meaning of the regulations of the Board of Governors of the Federal Reserve System.

     SECTION 6.11. ERISA.

          (a), IDENTIFICATION OF CERTAIN PLANS. SCHEDULE 6.11 hereto sets forth all Plans of Borrower and its Subsidiaries;

          (b) COMPLIANCE. Each Plan is being maintained, by its terms and in operation, in accordance with all applicable laws, except such noncompliance (when taken as a whole) that will not have a materially adverse effect on the Borrower and its Subsidiaries taken as a whole, or upon their financial condition, assets, business, operations, liabilities or prospects;

          (c) LIABILITIES. Neither the Borrower nor any Subsidiary is currently or will become subject to any liability (including withdrawal liability), tax or penalty whatsoever to any person whomsoever with respect to any Plan including, but not limited to, any tax, penalty or liability arising under Title I or Title IV of ERISA or Chapter 43 of the Code, except such liabilities (when taken as a whole) as will not have a materially adverse effect on the Borrower and its Subsidiaries taken as a whole, or upon their financial condition, assets, business, operations, liabilities or prospects; and

          (d) FUNDING. The Borrower and each ERISA Affiliate have made fall and timely payment of all amounts (i) required to be contributed under the terms of each Plan and applicable law and (ii) required to be paid as expenses of each Plan, except where such non-payment would not have a Material Adverse Effect. No Plan has an "amount of unfunded benefit liabilities" (as defined in Section 4001(a)(18) of ERISA) except as disclosed on SCHEDULE 6.11. No Plan is subject to a waiver or extension of the minimum funding requirements under ERISA or the Code, and no request for such waiver OR extension is pending.

     SECTION 6.12. SUBSIDIARIES.. As of the Closing Date, the only Subsidiaries of the Borrower are those listed on SCHEDULE 6.1. All the outstanding shares of stock of each Subsidiary have been validly issued and are fully paid and nonassessable and all such outstanding shares, except as noted on such SCHEDULE 6.1, are owned by Borrower or a Wholly Owned Subsidiary of Borrower free of any Lien or claim.

     SECTION 6.13. OUTSTANDING INDEBTEDNESS. Except for the Refinanced Indebtedness to be repaid and terminated on the Closing Date, and except as set forth on SCHEDULE 6.13 as of the

Closing Date and after giving effect to the transactions contemplated by this Agreement, neither Borrower nor any of its Subsidiaries has outstanding any Indebtedness except Permitted Debt and there exists no default, and, after giving effect to the transactions contemplated in this Agreement, there will exist no default under the provisions of any instrument evidencing such Indebtedness or of any agreement relating thereto except as noted on SCHEDULE 6.13.

     SECTION 6.14. CONFLICTING AGREEMENTS. Neither Borrower nor any of its Subsidiaries is a party to any contract or agreement or subject to any charter, bylaw or other corporate restriction which materially and adversely affects its business, property or assets, or financial condition. Assuming the consummation of the transactions contemplated by this Agreement, neither the execution or delivery of this Agreement or the Credit Documents, nor fulfillment of or compliance with the terms and provisions hereof and thereof, will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of Borrower or any of its Subsidiaries pursuant to, the charter or By-Laws of Borrower or any of its Subsidiaries, any award of any arbitrator or any agreement (including any agreement with stockholders), instrument, order, judgment, decree, statute, law, rule or regulation to which Borrower or any of its Subsidiaries is subject, and neither Borrower nor any of its Subsidiaries is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of Borrower or any of its Subsidiaries, any agreement relating thereto or any other contract or agreement (including its charter) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the type to be evidenced by the Notes, except for this Agreement, and those matters listed on
SCHEDULE 6.14 attached hereto.

SECTION 6.15. ENVIRONMENTAL MATTERS.

          (a) Except as set forth on SCHEDULE 615(a), each of the Borrower and its Subsidiaries has complied in all material respects (except for instances of noncompliance that have been resolved prior to the Closing
     Date) with all applicable Environmental Laws, including without limitation, compliance With permits, licenses, standards, schedules and timetables issued pursuant to Environmental Laws, and is not in violation of, and does not presently have outstanding any liability under, has not been notified that it is or may be liable under and does not have knowledge of any liability or potential liability under any applicable Environmental Law, including without limitation, the Resource Conservation and Recovery Act of 1976, as amended ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 ("CERCLA"), the Federal Water Pollution Control Act, as amended ("FWPCA"), the Federal Clean Air Act, as amended ("FCAA"), and the Toxic Substance Control Act ("TSCA"), which violation, liability or potential liability could reasonably be expected to have a Material Adverse Effect.

          (b) Except as set forth on SCHEDULE 6.15(b) neither the Borrower nor any of its Subsidiaries has received a written request for information under CERCLA or any analogous state law, or written notice that any such entity has been identified as a potential responsible party under CERCLA, or any analogous state law, nor has any such entity received any written notification that any Hazardous Substance that it or any of its respective predecessors in interest has generated, stored, treated, handled, transported, or disposed of, has been released or is threatened to be released at any site at which any Person intends to conduct or is conducting a remedial investigation or other action pursuant to any Environmental Law.

          (c) Except as set forth on SCHEDULE 6.15(c), each of the Borrower and its Subsidiaries has obtained all permits, licenses or other authorizations which are material for the conduct of their respective operations under all applicable Environmental Laws and each such authorization is in full force and effect.

          (d) Except as set forth in SCHEDULE 6.15(d), each of Borrower and its Subsidiaries complies in all material respects with all laws and regulations relating to equal employment opportunity and employee safety in all jurisdictions in which it is presently doing business.

     SECTION 6.16. POSSESSION OF FRANCHISES, LICENSES, ETC. Each of Borrower and its Subsidiaries possesses all franchises, certificates, licenses, permits and other authorizations from governmental political subdivisions or regulatory authorities, free from burdensome restrictions, that are necessary in any material respect for the ownership, maintenance and operation of its properties and assets, and neither Borrower nor any of its Subsidiaries is in violation of any thereof in any material respect.

     SECTION 6.17. PATENTS, TRADEMARKS, ETC.. Except as set forth on SCHEDULE
6.17 each of Borrower and its Subsidiaries owns or has the right to use all patents, trademarks, service marks, trade names, copyrights, licenses, franchises and other rights, which are necessary for the operation of its business as presently conducted or proposed to be conducted without any known conflict with the rights of others, and, in each case, subject to no mortgage, pledge, lien, lease, encumbrance, charge, security interest, title retention agreement or option. Each such asset or agreement is in full force and effect, and the holder thereof has fulfilled and performed all of its obligations with respect thereto. No event has occurred or exists which permits, or after notice or lapse of time or both would permit, revocation or termination of any thereof, or which materially, adversely affects or in the future may (to the knowledge of any Executive Officer) materially adversely affect, the rights of such holder thereof with respect thereto. No Executive Officer of any Obligor knows of any license or franchise necessary to the operations of the business of the Borrower and its Subsidiaries as now conducted or proposed to be conducted except those which Borrower or one of its Subsidiaries owns or has the legal right to use. To the knowledge of any Executive Officer (i) no product, process, method, substance, part, piece of equipment or other material presently contemplated to be sold by or employed by Borrower or any of its Subsidiaries in connection with its business may infringe any patent, trademark, service mark, trade name, copyright, license or other right owned by any other Person, (ii) there is no pending or threatened claim or litigation against or affecting Borrower or any of its Subsidiaries contesting its right to sell or use any such product, process, method, substance, part, piece of equipment or other material and (iii) there is no, or there is no pending or proposed, patent, invention, device, application or principle or any statute, law, rule, regulation, standard or code which would prevent, inhibit or render obsolete the production or sale of any products of, or substantially reduce the projected revenues of, or otherwise materially adversely affect the Borrower or any of its Subsidiaries.

     SECTION 6.18. GOVERNMENTAL CONSENT. Neither the nature of Borrower or any of its Subsidiaries nor any of their respective businesses or properties, nor any relationship between Borrower and any other Person, nor any circumstance in connection with the execution and delivery of the Credit Documents and the consummation of the transactions contemplated thereby is such as to require on behalf of Borrower or any of its Subsidiaries any consent, approval or other action by or any notice to or filing with any court or administrative or governmental body in connection with the execution and delivery of this Agreement and the Credit Documents.

     SECTION 6.19. DISCLOSURE. Neither this Agreement nor the Credit Documents nor any other document, certificate or written statement furnished to Lenders by or on behalf of Borrower in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make, the statements contained herein or therein not misleading. There is no fact peculiar to Borrower which materially adversely affects or in the future may (so far as Borrower can now foresee)' materially adversely affect the business, property, assets, or financial condition of Borrower which has not been set forth in this Agreement or in the Credit Documents, or in certificates and written statements furnished to Lenders by or on behalf of Borrower prior to the date hereof in connection with the transactions contemplated hereby.

     SECTION 6.20. INSURANCE COVERAGE. Each property of Borrower or any of its Subsidiaries is insured for the benefit of Borrower or a Subsidiary' of Borrower in amounts deemed adequate by Borrower's management and no less than those amounts customary in the industry in which Borrower and its Subsidiaries operate against risks usually insured against by Persons operating businesses similar to those of Borrower or its Subsidiaries in the localities where such properties are located. The form of policy, terms and insuring companies of all such insurance shall at all times be acceptable to the Administrative Agent and the Required Lenders.

     SECTION 6.21. LABOR MATTERS. Except as set forth on SCHEDULE 6.21, the Borrower and the Borrower's Subsidiaries have experienced no strikes, labor disputes, slow downs or work stoppages due to labor disagreements which have had, or would reasonably be expected to have, a Material Adverse Effect, and, to the best knowledge of Borrower's Executive Officers, there arc no such strikes, disputes, slow downs or work stoppages threatened against Borrower or any of Borrower's Subsidiaries. The hours worked and payments made to employees of the Borrower and Borrower's Subsidiaries have not been in violation in any material respect of the Fair Labor Standards Act or any other applicable law dealing with such matters. All payments due from the Borrower and Borrower's Subsidiaries, or for which any claim may be made against the

Consolidated Companies, on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as liabilities on the books of the Borrower and Borrower's Subsidiaries where the failure to pay or accrue such liabilities would reasonably be expected to have a Material Adverse Effect.

     SECTION 6.22. INTERCOMPANY LOANS; DIVIDENDS. There are no Intercompany Loans as of the Closing Date except those set forth on SCHEDULE 6.22. The Intercompany Loans and the documents evidencing and securing the Intercompany Loans, to the extent that they exist, have been duly authorized and approved by all necessary corporate and shareholder action on the part of the parties thereto, and constitute the legal, valid and binding obligations of the parties thereto, enforceable against each of them in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally, and by general principles of equity. There are no restrictions on the power of any Consolidated Company to repay any Intercompany Loan or, except as provided in Section 8.14, to pay dividends on capital stock.

     SECTION 6.23. BURDENSOME RESTRICTIONS. Except as set forth on SCHEDULE 6,23, none of the Consolidated Companies is a party to or bound by any Contractual Obligation or Requirement of Law which has had or would reasonably be expected to have a Material Adverse Effect.

     SECTION 6.24. SOLVENCY.. Each of the Consolidated Companies is solvent and able to pay its debts as and when they accrue and are due.

     SECTION 6.25. FIRST, PERFECTED SECURITY Interest IN COLLATERAL. The Administrative Agent, for and in behalf of the Lenders, and the Lenders have a first, perfected security interest in the Collateral to secure the Loans subject to no other Liens except Permitted Liens.

     SECTION 6.26. PLACES OF BUSINESS. The Places of Business identified in
SCHEDULE 6.26 hereof constitute all of the Places of Business for the Obligors.

     SECTION 6.27. SECURITIES ACT. Neither Borrower nor any of its Subsidiaries nor any agent acting on their behalf has, directly or indirectly, taken or will take any action which would subject the issuance of the Notes to the registration requirement of Section 5 of the Securities Act of 1933, as amended, or to the registration, qualification or other similar provisions of any securities or blue sky law of any applicable jurisdiction.

     SECTION 6.28. COMPANY ACT; HOLDING COMPANY. Neither Borrower nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940 or is a "holding company," or a subsidiary or affiliate of a "holding company," or a "public utility," within the meaning of the Public Utility Holding Company Act of 1935, as amended or a "public utility" within the meaning of the Federal Power Act, as amended.

     SECTION 6.29. REGULATION G, ETC. Neither Borrower nor any of its Subsidiaries nor any agent acting on their behalf has taken or will take any action which might cause this Agreement or the Notes to violate Regulation G, T, U, or X or any other regulation of the Board of Govenors of the Federal
Reserve System or to violate the Securities Exchange Act of 1934, in each case as in effect now or as the same may hereafter be in effect.

     SECTION 6.30. STOCK REDEMPTION Except as set forth in SCHEDULE 6.30, none of the Borrower or any Subsidiary of the Borrower is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its capital stock or any warrants, options or other securities or rights directly or indirectly convertible into or exercisable or exchangeable for its capital stock.

     SECTION 6.31. CHANGES IN FINANCIAL CONDITION: ADVERSE DEVELOPMENTS. From the date of the year end financial statements described in Section 6.3 hereinabove to the date of this Agreement, there has been, and to the date of each Advance there will be, no change in the properties, assets, liabilities, financial condition, business operations, affairs or properties of the Borrower and its Subsidiaries on a consolidated basis from that set forth or reflected in the year-end financial statements described in Section 6.3, other than changes in the ordinary course of business, including acquisitions, none of which either in any case or in the aggregate will have a Material Adverse Effect.

     SECTION 6.32. INVESTMENTS. Except as set forth on SCHEDULE 6,32, none of the Consolidated Companies has an Investment in any Person other than Borrower's Subsidiaries.

     SECTION 6.33. REAL ESTATE. Except as set forth on SCHEDULE 6.33, no Obligor owns any real property.

     SECTION 6.34. LEASES. Schedule 6.34 sets forth all Leases to which any Obligor is a party.

     SECTION 6.35. YEAR 2000 COMPLIANCE. The Borrower has conducted a comprehensive review and assessment of the Borrower's computer applications and made inquiry of the Borrower's key suppliers, vendors and customers with respect to the "year 2000 problem" (that is, the risk that computer applications may not be able to properly perform date-sensitive functions after December 31, 1999) and based on that review and inquiry, the Borrower does not believe the year 2000 problem will result in a material adverse change in the Borrower's business condition (financial or otherwise), operations, properties or prospects, or ability to repay the Obligations.

                                   ARTICLE 7.

                             AFFIRMATIVE COVENANTS

     Borrower covenants and agrees that so long as it may borrow under this Agreement or so long as any indebtedness remains outstanding under the Notes it will:

     SECTION 7.1. CORPORATE EXISTENCE, ETC. Preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its corporate existence, its material rights, franchises, and licenses, and its material patents and copyrights (for the scheduled duration thereof), trademarks, trade names, and service marks, necessary or desirable in the normal conduct of its business, and its qualification to do business as a foreign corporation in all jurisdictions where it conducts business or other activities making such qualification necessary, where the failure to do so would reasonably be expected to have a Material Adverse Effect.

     SECTION 7.2. COMPLIANCE WITH Laws, ETC. Comply, and cause each of its Subsidiaries to comply with all Requirements of Law including, without limitation, the Environmental Laws, and Contractual Obligations applicable to or binding on any of them where the failure to comply could reasonably be expected to have a Material Adverse Effect.

     SECTION 7.3. PAYMENT OF TAXES AND CLAIMS, ETC. Pay, and cause each of its Subsidiaries to pay, (i) all taxes, assessments and governmental charges imposed upon it or upon its property, and (ii) all claims (including, without limitation, claims for labor, materials, supplies or services) which might, if unpaid, become a Lien upon its property, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate proceedings and adequate reserves are maintained with respect thereto.

     SECTION 7.4. KEEPING OF BOOKS. Keep, and cause each of its Subsidiaries to keep, proper books of record and account, containing complete and accurate entries of 'all their respective financial and business transactions.

     SECTION 7.5. VISITATION, INSPECTION. Etc. Permit, and cause each of its Subsidiaries to permit, any representative of the Administrative Agent or any Leader to visit and inspect any of its property, to examine its books and records and to make copies and take extracts therefrom, and to discuss its affairs, finances and accounts with its officers, all at such reasonable times and as often as the Administrative Agent or such Lender may reasonably request after reasonable prior notice to Borrower; provided, however, that at any time following the occurrence and during the continuance of a Default or an Event of Default, no prior notice to Borrower shall be required and further, provided, that in the event any documents and records are subject to any contractual confidentiality requirements with any Person, the right to make copies or extracts therefrom shall be subject to the prior written consent of the Borrower, which consent will not be unreasonably withheld.

     SECTION 7.6. INSURANCE: MAINTENANCE OF PROPERTIES.

          (a) Maintain or cause to be maintained with financially sound and reputable insurers, insurance with respect to its properties and business, and the properties and business of its Subsidiaries, against loss or damage of the kinds customarily insured against by reputable companies in the same or similar businesses, such insurance to be of such types and in such amounts, including such self-insurance and deductible provisions, as is customary for such companies under similar circumstances; provided, however, that in any event Borrower shall use its best efforts to maintain, or cause to be maintained, insurance in amounts and with coverages not materially less favorable to any Consolidated Company as in effect on the date of this Agreement, except where the costs of maintaining such insurance would, in the judgment of both Borrower and the Administrative Agent, be excessive. All liability policies shall name Administrative Agent as an additional named insured, as its interests may appear. The hazard insurance covering Collateral shall be in amounts and shall contain co-insurance and deductible provisions approved by the Administrative Agent; and shall name and directly insure the Administrative Agent, its successors and assigns as secured party and loss payee under an endorsement acceptable to Administrative Agent. Each policy must contain a provision that Administrative Agent will receive 30 days' prior written notice of expiration, cancellation, termination or modification of such policy.

          (b) Cause, and cause each of the Consolidated Companies to cause, all properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, settlements and improvements thereof, all as in the judgment of Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent Borrower from discontinuing the operation or maintenance of any such properties if such discontinuance is, in the judgment of Borrower, desirable in the conduct of its business or the business of any Consolidated Company.

     SECTION 7.7. REPORTING COVENANTS. Furnish to each Lender:

          (a) ANNUAL FINANCIAL STATEMENTS. As soon as available and in any event within 90 days after the end of each fiscal year of Borrower, audited financial statements, consisting of balance sheets of the Consolidated Companies as at the end of such year, presented on a consolidated and consolidating basis, and the related statements of income, shareholders' equity, and cash flows of the Consolidated Companies for such fiscal year, presented on a consolidated and consolidating basis, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by a report thereon of independent public accountants of recognized national standing, which report shall be unqualified as to going concern and scope of audit and shall state that such financial statements present fairly in all material respects the financial condition as at the end of such fiscal year on a consolidated and consolidating basis, and the results of operations and statements of cash flows of the Consolidated Companies for such fiscal year in accordance with GAAP and that the examination by such accountants in connection with such consolidated and consolidating financial statements has been made in accordance with GAAP;

          (b) QUARTERLY FINANCIAL STATEMENTS. As soon as available and in any event within 45 days after the end of each fiscal quarter of Borrower (other than the fourth fiscal quarter), balance sheets of the Consolidated Companies as at the end of such quarter presented on a consolidated and consolidating basis and the related statements of income, shareholders' equity, and cash flows of the Consolidated Companies for such fiscal quarter and for the portion of Borrower's fiscal year ended at the end of such quarter, presented on a consolidated and consolidating basis setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of Borrower's previous fiscal year, all in reasonable detail and certified by the Chief Financial Officer or other authorized financial officer of Borrower acceptable to the Administrative Agent and the Required Lenders that such financial statements fairly present in all material respects the financial condition of the Consolidated Companies as at the end of such FISCAL quarter on a consolidated and consolidating basis, and the results of operations and statements of cash flows of the Consolidated Companies for such fiscal quarter and such portion of Borrower's fiscal year, in accordance with GAAP consistently applied (subject to normal year end audit adjustments and the absence of certain footnotes);

          (c) SEC AND OTHER REPORTS. As soon as available, and in any event within fifteen (I 5) days thereafter:

               (i) each financial statement, report notice or proxy statement sent by Borrower to its shareholders generally;

               (ii) each regular or periodic report (including, without limitations each Form 10-K, Form 1O-Q and Form 8-K), any registration statement which shall have become effective, and each final prospectus and all amendments thereto filed by the Borrower or any Restricted Subsidiary with the SEC;

               (iii) all press releases and other statements made available by the Borrower or any Restricted Subsidiary to the public concerning material developments in the business of the Borrower or the Restricted Subsidiaries; and

               (iv) monthly reports for the Consolidated Companies on a consolidated basis consisting of a consolidated and consolidating balance sheet and income statement, accounts receivable aging report, work-in-process schedule and accounts payable aging report, all in reasonable detail and otherwise in form acceptable to the Administrative Agent and certified by the Chief Financial Officer or other officer of Borrower acceptable to the Administrative Agent.

          (d) NO DEFAULT/COMPLIANCE CERTIFICATE. Together with the financial statements required pursuant to subsections (a) and (b) above, a certificate of the Treasurer, Chief Financial Officer or other authorized financial officer of Borrower acceptable to the Administrative Agent and the Required Lenders (i) to the effect that, based upon a review of the activities of the Consolidated Companies and such financial statements during the period covered thereby, there exists no Event of Default and no Default under this Agreement, or if there exists an Event of Default or a Default hereunder, specifying the nature the nature thereof and the proposed response thereto, and (ii) demonstrating in reasonable detail compliance as at the end of such fiscal year or such fiscal quarter with the covenants contained in Section 7.8 and Sections 8.1, 8.2, 8.4 and 8.5;

          (e) NOTICE OF DEFAULT. Promptly after any Executive Officer of Borrower has notice or knowledge of the occurrence of an Event of Default or a Default, a certificate of the Chief Financial Officer or principal accounting officer of Borrower specifying the nature thereof and the proposed response thereto;

          (f) LITIGATION. Promptly after (i) the occurrence thereof, notice of the institution of or any adverse development in any action, suit or proceeding or any governmental investigation OR any arbitration, before any court or arbitrator or any governmental or administrative body, agency or official, against any Consolidated Company, or any material property thereof which might have a Material Adverse Effect, or (ii) actual knowledge thereof, notice of the threat of any such action, suit, proceeding, investigation or arbitration, together with any information and documentation relating thereto, as may be requested; notwithstanding anything to the contrary contained in this subsection, the Borrower shall promptly advise the Lenders, in writing, of the threatened or actual filing of any litigation against Borrower or any of its Subsidiaries which litigation may have a Material Adverse Effect or which may result in or alleges damages of $1,000,000 or more;

          (g) ENVIRONMENTAL NOTICES. Promptly after receipt thereof, notice of any actual or alleged violation, or notice of any action, claim or request for information, either judicial or administrative, from any governmental authority relating to any actual or alleged claim, notice of potential responsibility under or violation of any Environmental Law, or any actual or alleged spill, leak, disposal or other release of any waste, petroleum product, or hazardous waste or Hazardous Substance by any Consolidated Company which violation, action, claim request, spill, leak, disposal, or release could result in penalties, fines, claims or other liabilities which could reasonably be expected to have a Material Adverse Effect on any Consolidated Company;

          (h) ERISA.

               (i) Promptly after the occurrence thereof with respect to any Plan of any Consolidated Company or any ERISA Affiliate thereof, or any trust established thereunder, notice of (1) a "reportable event" described in Section 4043 of ERISA and the regulations issued from time to time thereunder (other than a "reportable event" not subject to the provisions for 30 day notice to the PBGC under such regulations), or (2) any other event which could subject any Consolidated Company to any tax, penalty or liability under Title I or Title IV of ERISA or Chapter 43 of the Code, or any tax or penalty resulting from a loss of deduction under Sections 162, 404 or 419 of the Code, where any such taxes, penalties or liabilities exceed or could exceed $250,000 in the aggregate;

               (ii) Promptly after such notice must be provided to the PBGC, or to a Plan participant, beneficiary or alternative payee, any notice required under Section 101(d), 302(f)(4), 303, 307, 4041(b)(1)(A) or
          4041(c)(1)(A) of ERISA or under Section 401(a)(29) or 412 of the Code with respect to any Plan of any Consolidated Company or any ERISA Affiliate thereof;

               (iii) Promptly after receipt, any notice received by any Consolidated Company or any ERISA Affiliate thereof concerning the intent of the PBGC or any other governmental authority to terminate a Plan of such Company or ERISA Affiliate thereof which is subject to Title IV of ERISA, or to impose any liability on such Company or ERISA Affiliate under Title IV of ERISA or Chapter 43 of the Code;

               (iv) Upon the request of the Administrative Agent, promptly upon the filing thereof with the Internal Revenue Service ("IRS") or the Department of Labor ("DOL"), a copy of IRS Form 5500 or annual report for each Plan of any Consolidated Company or ERISA Affiliate thereof which is subject to Title IV of ERISA;

               (v) Upon the request of the Administrative Agent, (A) true and complete copies of any and all documents, government reports and IRS determination or opinion letters or rulings for any Plan of any Consolidated Company from the IRS, PBGC or DOL, (B) any reports filed with the IRS, PBGC or DOL with respect to a Plan of the Consolidated Companies or any ERISA Affiliate thereof, or (C) a current statement of withdrawal liability for each Multiemployer Plan of any Consolidated Company or any ERISA Affiliate thereof,

          (i) LIENS. Promptly upon any Consolidated Company becoming aware thereof, notice of the filing of any federal statutory Lien, tax or other state or local government Lien or any other Lien affecting their respective properties, other than Permitted Liens;

          (j) PUBLIC FILINGS ETC. Promptly upon the filing thereof or otherwise becoming available, copies of all financial statements, annual, quarterly and special reports, proxy statements and notices sent or made available generally by Borrower to its public security holders, of all regular and periodic reports and all registration statements and prospectuses, if any, filed by it with any securities exchange, and of all press releases and other statements made available generally to the public containing material developments in the business or financial condition of Borrower and the other Consolidated Companies;

          (k) ACCOUNTANTS' REPORTS. Promptly upon receipt thereof, copies of all financial statements and all reports submitted by independent public accountants to Borrower in connection with each annual, interim, or special audit of Borrower's consolidated financial statements;

          (l) TRADEMARKS; LABOR DISPUTES, ETC. Promptly upon the existence or occurrence thereof, notice of the existence or occurrence of (i) failure of any Consolidated Company to hold in fall force and effect those material trademarks, service marks, patents, trade names, copyrights, licenses, franchises and similar rights necessary in the normal conduct of its business, and (ii) any strike, labor dispute, slow down or work stoppage as described in Section 6.2l;

          (m) NEW SUBSIDIARIES. Within 30 days after the formation or acquisition of any Subsidiary, or any other event resulting in the creation of a new Subsidiary, notice of the formation or acquisition of such Subsidiary or such occurrence, including a description of the assets of such entity, the activities in which it will be engaged, and such other information as the Administrative Agent may request, together with the other documents required by Section 7.1 0;

          (n) INTERCOMPANY ASSET TRANSFERS. Promptly upon the occurrence thereof, notice of the transfer of any assets from Borrower or any Guarantor to any other Consolidated Company that is not Borrower or a Guarantor (in any transaction or series of related transactions);

          (o) CAPITALIZED LEASE OBLIGATIONS. Promptly upon the occurrence thereof, notice and a complete description of any Capitalized Lease Obligations entered into by any Consolidated Company; and

          (p) OTHER INFORMATION. With reasonable promptness, such other information about the Consolidated Companies as the Administrative Agent or any Lender may reasonably request from time to time.

     SECTION 7.8. FINANCIAL COVENANTS.

          (a) FIXED CHARGE COVERAGE RATIO. Maintain as at the last day of each fiscal quarter, a ratio of EBITDA to Fixed Charges of at least 1.50: 1.0, computed on the basis of the four out of the immediately preceding five fiscal quarters of Borrower selected by Borrower, based on information contained in the Borrower's current financial statements and its financial statements for the four quarters selected.

          (b) TOTAL DEBT TO EBITDA RATIO. Maintain at all times, a maximum ratio of Total Debt to EBITDA, of not more than 3.5:1.0 for the period of four quarters most recently ended.

          (c) TOTAL SENIOR DEBT TO EBITDA RATIO. Maintain as at the last day of each fiscal quarter, a maximum ratio of Total Senior Debt to EBITDA of not more than 3.0:1.0, computed on the basis of the four most recently completed fiscal quarters of Borrower, based on information contained in the Borrower's current financial statements and its financial statements for the preceding four quarters.

          (d) CONSOLIDATED NET WORTH. Maintain at all times, Consolidated Net Worth of at least $20,000,000.00 plus (i) fifty percent (50%) of Consolidated Net Income earned after October 31, 1997 (without deduction for losses) determined at the end of each fiscal quarter of Borrower for the quarter most recently ended, and (ii) one hundred percent (100%) of the net proceeds of the sale of Capital Stock of any Consolidated Company.

          (e) RESTRICTED PAYMENTS. On an annual basis no Obligor shall declare or make any Restricted Payment unless the aggregate amount thereof for all Obligors during the year does not exceed the sum of (a) the lesser of (i) $1,000,000, or (ii) fifty percent (50%) of Consolidated Net Income for the current fiscal year of Borrower to that date (reduced by Consolidated Net Losses for the current fiscal year of Borrower to that date), plus (b) all proceeds from the sale of Capital Stock of the Obligors in the then current fiscal year of Borrower, and (c) all proceeds from the maturation, sale or disposition of Restricted Investments in the then current fiscal year of Borrower. No Restricted Payment shall be declared or made if a Default or an Event of Default exists or would exist as a result of such Restricted Payment. The total amount of Restricted Payments shall not exceed $2,500,000 during the term of this Agreement. In the event payments in redemption of Borrower's Series A Convertible Preferred Stock outstanding on the Closing Date effected after the Closing Date cause the amount of Restricted Payments to exceed the maximums provided above, Borrower shall not be deemed to be in default under this Agreement.

     SECTION 7.9. NOTICES UNDER CERTAIN OTHER INDEBTEDNESS. Immediately upon its receipt thereof, Borrower shall furnish the Administrative Agent a copy of any notice received by it or any other Consolidated Company from the holder(s) of Indebtedness referred to in Section 8.1 (or from any trustee, agent, attorney, or other party acting on behalf of such holder(s)) in an amount which, in the aggregate, exceeds $100,000, where such notice states or claims (i) the existence or occurrence of any default or event of default with respect to such Indebtedness under the terms of any indenture, loan or credit agreement, debenture, note, or other document evidencing or governing such Indebtedness, or
(ii) the existence or occurrence of any event or condition which requires or permits holder(s) of any Indebtedness to exercise rights under any documents evidencing or securing such Indebtedness. Borrower agrees to take such actions as may be necessary to require the holder(s) of any Indebtedness (or any trustee or agent acting on their behalf) incurred pursuant to documents executed or amended and restated after the Closing Date, to furnish copies of all such notices directly to the Administrative Agent simultaneously with the furnishing thereof to Borrower, and that such requirement may not be altered or rescinded without the prior written consent of the Administrative Agent.

     SECTION 7.10. ADDITIONAL GUARANTORS. Within thirty (30) days after, and on at least a quarterly basis, the Borrower shall give the Administrative Agent and the Lenders prompt written notification of (i) the formation or acquisition (provided that nothing in this Section shall be deemed to authorize or prohibit the acquisition of any entity) of any Subsidiary not listed on SCHEDULE 6.1,
(ii) the transfer of assets by any Consolidated Company as a result of which the recipient of such assets becomes a Subsidiary, and (iii) the occurrence of any other event creating a new Subsidiary. Within thirty (30) days of the acquisition or formation of any new Subsidiary, Borrower shall deliver to the Administrative Agent copies of the Articles of Incorporation and bylaws of each such Subsidiary and shall cause such Subsidiary to execute and deliver (i) a joinder to this Agreement in the form of EXHIBIT K attached hereto; (ii) a Supplement to Subsidiary Guaranty Agreement in the form of EXHIBIT L attached hereto; (iii) an Agreement Not to Encumber; (iv) a Supplement to Contribution Agreement in the form of EXHIBIT M attached hereto; and (v) a Supplement to Security Agreement in the form of EXHIBIT G attached hereto, all in the prescribed form or such other form and substance as may be satisfactory to the Administrative Agent and the Required Lenders.

     SECTION 7.11. FISCAL YEAR. Borrower shall not change its fiscal year now employed for accounting and reporting purposes without the prior written consent of the Administrative Agent and the Required Lenders, which consent shall not be unreasonably withheld.

     SECTION 7.12. OWNERSHIP OF GUARANTORS. Borrower shall maintain at least its percentage of ownership existing as of the date hereof of all Guarantors, and shall not decrease its ownership percentage in each Person which becomes a Guarantor after the date hereof, as such ownership exists at the time such Person becomes a Guarantor.

SECTION 7.13. LOCKBOX ACCOUNT: SPECIAL COLLECTION ACCOUNT.

          (a) The Borrower and its Subsidiaries shall maintain at the Administrative Agent a lockbox account for the collection of all of their receivables which shall be activated on demand of the Administrative Agent after an Event of Default. Such account shall be subject to such terms, conditions and documentation as may be reasonably required by the Administrative Agent.

          (b) Borrower and its Subsidiaries shall maintain a special collection account (the "Special Collection Account") with Administrative Agent and after demand by the Administrative Agent after an Event of Default all funds received by Borrower and its Subsidiaries from sales of Inventory, all refunds of taxes, all remittances by Account Debtors of the Borrower or any Subsidiary, and all other proceeds of Collateral shall be deposited no later than the next Business Day following receipt thereof. From and after an Event of Default, Administrative Agent shall have the exclusive right to withdraw or debit funds from the Special Collection Account which may be accomplished by any directive signed by any two officers of Administrative Agent. Administrative Agent will use its best efforts to daily withdraw the collected balance in the Special Collection Account and apply it to the Loans.

     SECTION 7.14. CONSENTS OF LESSOR. Unless waived by the Administrative Agent, in the event that a material amount (in the discretion of the Administrative Agent) of the Collateral is ever located on any leased premises, the Borrower shall furnish or cause to be furnished additional executed Consents of Lessor for such leased premises.

     SECTION 7.15. SUBORDINATION OF INTERCOMPANY Loans. All loans or fees owed to any Guarantor or any other Consolidated Company, or any Affiliate of any thereof, shall, at all times, be subordinate to the Loans and the Borrower shall cause its Subsidiaries and/or Affiliates from time to time to execute and deliver to the Administrative Agent and the Required Lenders subordination agreements in form and content satisfactory to the Administrative Agent and the Required Lenders.

     SECTION 7.16. PROCEEDS OF ASSETS SALES/EQUIIY OFFERINGS. The Net Proceeds of the sale of any asset of any Consolidated Company sold other than in the ordinary course of business and the proceeds of any sale or placement of Capital Stock or Subordinated Debt by any Consolidated Company, net of reasonable and customary fees and expenses, shall be promptly paid over to the Administrative Agent for distribution to the Lenders as a reduction in the Loans. Such reduction shall not reduce any Lender's Commitment.

     SECTION 7.17. HEDGING AGREEMENTS. Within thirty (30) days after the Closing Date, Borrower shall enter into and maintain through the Termination Date agreements in form, on terms, and with Persons acceptable to the Administrative Agent and the Required Lenders which afford Borrower protection against interest rate fluctuations on a minimum of fifty percent (50%) of the Indebtedness of the Borrower outstanding as of the Closing Date.

                                   ARTICLE 8.

                               NEGATIVE COVENANTS

     So long as any Commitment remains in effect hereunder or any Note shall remain unpaid, Borrower will not and will not permit any Subsidiary to:

     SECTION 8.1. INDEBTEDNESS. Create, incur, assume or suffer to exist any Indebtedness, other than:

          (a) Indebtedness under this Agreement;

          (b) Indebtedness outstanding on the date hereof and described on SCHEDULE (excluding Refinanced Indebtedness), together with all extensions, renewals and refinancings thereof, PROVIDED, HOWEVER, any such extensions, renewals and refinancings shall not, without the written consent of the Administrative Agent and Required Lenders, increase any such Indebtedness or modify the terms of said Indebtedness on terms less favorable to the maker or obligor;

          (c) purchase money Indebtedness to the extent secured by a Lien permitted by Section 8.2(b) provided such purchase money Indebtedness does not exceed $1,000,000;

          (d) unsecured current liabilities (other than liabilities for borrowed money or liabilities evidenced by promissory notes, bonds or similar instruments) incurred in the ordinary course of business and either (i) not more than 30 days past due (determined in accordance with the payment terms of such liabilities), or (ii) being disputed in good faith by appropriate proceedings with reserves for such disputed liability maintained in conformity with GAAP;

          (e) the Intercompany Loans described on SCHEDULE 6.22 and any other loans between Borrower and/or the Restricted Subsidiaries provided that the Administrative Agent shall be advised of each loan in writing promptly after the funding of each loan;

          (f) Subordinated Debt in form and substance acceptable to the Administrative Agent and the Required Lenders, and evidenced by their written consent thereto;

          (g) Indebtedness arising under interest rate contracts;

          (h) Indebtedness owed to any Person that is not an Affiliate of a Consolidated Company that is incurred in connection with a Permitted Acquisition; and

          (i) endorsements of instruments for deposit or collection in the ordinary course of business.

     SECTION 8.2. LIENS. Create, incur, assume or suffer to exist any Lien on any of its property now owned or hereafter acquired to secure any Indebtedness other than:

          (a) Liens existing on the date hereof disclosed on SCHEDULE 8.2 and, provided no Event of Default has occurred and is then continuing, any renewal, extension or refunding of such Lien in an amount not exceeding the amount thereof remaining unpaid immediately prior to such renewal, extension or refunding;

          (b) any Lien on any property securing Indebtedness incurred or assumed for the purpose of financing all or any part of the acquisition cost of such property and any refinancing thereof, provided that such Lien does not extend to any other property, and provided further that the aggregate principal amount of Indebtedness secured by all such Liens at any time does not exceed $1,000,000;

          (c) Liens for taxes not yet due, and Liens for taxes or Liens imposed by ERISA which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained;

          (d) Statutory Liens of landlords, existing contractual Liens of landlords, future contractual Liens of landlords not to exceed five percent (5%) of the number of leases in existence from time to time and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained;

          (e) Liens incurred or deposits made in the ordinary course of business in connection with workers compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

          (f) Liens resulting from zoning, easements, and restrictions on the use of such real estate, or rights reserved or vested in governmental authority, which do not materially impair the use of such real estate;

          (g) Liens on any assets and properties of any Subsidiary hereafter acquired or created in connection with a Permitted Acquisition; and

          (h) Liens securing Permitted Debt which have been approved by the Administrative Agent and the Required Lenders prior to the creation of such Liens.

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

     SECTION 8.3. SALES, ETC. Sell, lease, assign, discount or otherwise dispose of the Collateral or any other property or assets (including Capital Stock of Subsidiaries) except in the ordinary course of business and except for sales, the proceeds of which are used to acquire substitute property of equal value which is Collateral.

     SECTION 8.4. MERGERS, ACQUISITIONS, SALES, ETC. Without the prior written consent of the Administrative Agent and the Required Lenders, merge or consolidate with any other Person, other than Borrower or another Subsidiary, or sell, lease, or otherwise dispose of its accounts, property or other assets (including capital stock of Subsidiaries), or, except for the purchase of capital stock as an investment in a Subsidiary as permitted by subsection (a) in
Section 8.5 below, purchase, lease or otherwise acquire all or any substantial portion of the property or assets (including capital stock) of any Person; provided, however, that the foregoing restrictions on asset sales shall not be applicable to (i) sales of equipment or other personal property being replaced by other equipment or other personal property purchased as a capital expenditure item having comparable values, (ii) a sale, lease or transfer of assets of the Borrower or any Subsidiary to the Borrower or to any other Subsidiary, and (iii) sales of inventory in the ordinary course of business; and, provided further, that the foregoing restrictions on mergers shall not apply to mergers involving Borrower or a Restricted Subsidiary and another entity, provided Borrower or a Restricted Subsidiary is the surviving entity, and mergers. between a Subsidiary of Borrower and Borrower or between Subsidiaries of Borrower provided that, in either case, upon consummation of such mergers, Borrower is in compliance with the provisions of this Agreement; provided, however, that no transaction pursuant to clauses (i), (ii), (iii) or the second proviso above shall be permitted if any Default or Event of Default otherwise exists at the time of such tranaction or would otherwise exist as a result of such transaction. The foregoing restrictions shall not apply to the merger or consolidation of a member or members of the International Group with or the sale of all or substantially all of the assets of a member or members of the International Group to any other Person which is not a Consolidated Company.

     SECTION 8.5. INVESTMENTS, LOANS, ETC. Make or permit to remain outstanding any Investments, other than:

          (a) Investments which are not Restricted Investments;

          (b) Investments made by Plans; and

          (c) Permitted Acquisitions.

     SECTION 8.6. SALE AND LEASEBACK TRANSACTIONS. Sell or transfer any property, real or personal, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which any Consolidated Company intends to use for substantially the same purpose or purposes as the property being sold or transferred.

     SECTION 8.7. TRANSACTIONS WITH AFFILIATES.

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

          (a) Enter into any material transaction or series of related transactions which in the aggregate would be material, not in the ordinary course of business, with any Consolidated Company or an Affiliate of any Consolidated Company, other than on terms and conditions substantially as favorable to such Consolidated Company as would be obtained by such Consolidated Company at the time in a comparable arm's length transaction with a Person other than an Affiliate.

          (b) Convey or transfer to any other Person (including any other Consolidated Company) any real property, buildings, or fixtures used in the manufacturing or production operations of any Consolidated Company, or convey or transfer to any other Consolidated Company any other assets (excluding conveyances or transfers in the ordinary course of business) if at the time of such conveyance or transfer any Default or Event of Default exists or would exist as a result of such conveyance or transfer.

     SECTION 8.8. OPTIONAL PREPAYMENTS. Directly or indirectly, prepay, purchase, redeem, retire, defease or otherwise acquire, or make any optional payment on account of any principal of, interest on, or premium payable in connection with the optional prepayment, redemption or retirement of, any of its Indebtedness, or give a notice of redemption with respect to any such Indebtedness, or make any payment in violation of the subordination provisions of any Subordinated Debt, except with respect to (i) the Obligations under this Agreement and the Notes, and (ii) trade payables incurred in the ordinary course of business.

     SECTION 8.9. CHANGES IN BUSINESS. Enter into any business which is substantially different from that presently conducted by the Consolidated Companies taken as a whole.

     SECTION 8.10. ERISA. Take or fail to take any action with respect to any Plan of any Consolidated Company or, with respect to its ERISA Affiliates, any Plans which are subject to Title IV of ERISA or to continuation health care requirements for group health plans under the Code, including without limitation
(i) establishing any such Plan, (ii) amending any such Plan (except where required to comply with applicable law), (iii) terminating or withdrawing from any such Plan, or (iv) incurring an amount of unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA, or any withdrawal liability under Title IV of ERISA with respect to any such Plan, without first obtaining the written approval of the Administrative Agent and the Required Lenders, where such actions or failures could result in a Material Adverse Effect.

     SECTION 8.11. ADDITIONAL NEGATIVE PLEDGES. Create or otherwise cause or suffer to exist or become effective, directly or indirectly, any prohibition or restriction on the creation or existence of any Lien upon any asset of any Obligor, other than pursuant to (i) the terms of any agreement, instrument or other document pursuant to which any Permitted Indebtedness is incurred by any Obligor, so long as such prohibition or restriction applies only to the property or asset being financed by such Indebtedness, and (ii) any requirement of applicable law or any regulatory authority having jurisdiction over any of the Consolidated Companies.

     SECTION 8.12. LIMITATION ON PAYMENT RESTRICTIONS AFFECTING CONSOLIDATED COMPANIES. Create or otherwise cause or suffer to exist or become effective, any consensual encumbrance or restriction on the ability of any Consolidated Company to (i) pay dividends or make any other distributions on such Consolidated Company's stock, or (ii) pay any indebtedness owed to Borrower or any other Consolidated Company, or (iii) transfer any of its property or assets to Borrower or any other Consolidated Company, except any consensual encumbrance or restriction existing under the Credit Documents.

     SECTION 8.13. ACTIONS UNDER CERTAIN DOCUMENTS. Without the prior written consent of the Administrative Agent (which consent shall not be unreasonably withheld), modify, amend, cancel or rescind the Intercompany Loans or any agreements or documents evidencing or governing Subordinated Debt or Permitted Debt (except that Permitted Debt between Obligors may be modified or amended so long as it otherwise satisfies the requirements of Section 8.1) or make any principal payments thereunder until the Obligations are repaid in full and the Commitments terminated.

     SECTION 8.14. USE OF PROCEEDS. Use of proceeds of the Loans for any purpose except those set forth herein.

     SECTION 8.15. GUARANTIES. Without the prior written consent of the Administrative Agent, extend or permit any Subsidiaries to execute any guaranty other than (i) endorsements of Instruments for deposit or collection in the ordinary and normal course of business, and (ii) guaranties approved in writing by the Administrative Agent and Required Lenders.

     SECTION 8.16. NO PAYMENTS ON THE SUBORDINATED OBLIGATIONS. Without the prior written consent of the Administrative Agent and Required Lenders:

          (a) The Borrower shall not make or cause to be made any payment of principal on the Subordinated Debt unless and until all Obligations due the Lenders hereunder are paid in full; and

          (b) Upon the occurrence of an Event of Default, Borrower shall not thereafter make or cause any payment of interest to be made on the Subordinated Debt; and

          (c) Upon the occurrence and continuation of an Event of Default and, as a result of which, the Administrative Agent has elected to exercise any of the remedies under Article 9, the Borrower shall not thereafter make or permit to be made any payments of any nature whatsoever on the Subordinated Debt.

     SECTION 8.17. CHANGES IN MANAGEMENT. Without the prior written consent of the Administrative Agent, in its sole and absolute discretion, permit a change in the senior management of the Borrower.

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

     SECTION 8.18. INVESTMENTS IN ABLE INTERNATIONAL. Without the prior written consent of the Administrative Agent and the Required Lenders, make an Investment in any member of the International Group or their assets or become in any way liable for the Indebtedness of any member of the International Group.

                                   ARTICLE 9.

                               EVENTS OF DEFAULT

     Upon the occurrence and during the continuance of any of the following specified events (each an "Event of Default"):

     SECTION 9.1. PAYMENTS. Borrower shall fail to pay within two (2) days after the date when due (including, without limitation, by mandatory prepayment) any principal payment with respect to the Loans, or any payment of interest, fee or other amount payable hereunder;

     SECTION 9.2. COVENANTS WITHOUT NOTICE. Borrower shall fail to observe or perform any covenant or agreement contained in Sections 7.7, 7.8 or 8.1 through 8.8;

     SECTION 9.3. OTHER COVENANTS. Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement, other than those referred to in Sections 9.1 and 9.2, and if capable of being remedied, such failure shall remain unremedied for 30 days after the earlier of (i) Borrower's obtaining knowledge thereof, or (ii) written notice thereof shall have been given to Borrower by Administrative Agent or any Lender;

     SECTION 9.4. REPRESENTATIONS. Any representation or warranty made or deemed to be made by Borrower or any other Credit Party or by any of its officers under this Agreement or any other Credit Document (including the Schedules attached thereto), or any certificate or other document submitted to the Administrative Agent or the Lenders by any such Person pursuant to the terms of this Agreement or any other Credit Document, shall be incorrect in any material respect when made or deemed to be made or submitted;

     SECTION 9.5. NON-PAYMENTS OF OTHER INDEBTEDNESS. Any Consolidated Company shall fail to make when due (whether at stated maturity, by acceleration, on demand or otherwise, and after giving effect to any applicable grace period) any payment of principal of or interest on any Indebtedness (other than the Obligations) the principal balance of which individually or in the aggregate with other defaulted Indebtedness exceeds One Hundred Thousand and no/100s Dollars ($100,000) unless the failure to perform is being contested by the Consolidated Company and adequate reserves in accordance with GAAP have been created on the books of the Consolidated Company to provide for such payment or performance;

     SECTION 9.6. DEFAULTS UNDER OTHER AGREEMENTS. Any Consolidated Company shall fail to observe or perform within any applicable grace period any covenants or agreements (other than those referenced in Section 9.5) contained in any agreements or instruments relating to any of its Indebtedness the principal balance of which individually or in the aggregate with other defaulted Indebtedness exceeds One Hundred Thousand and no/100s Dollars ($100,000) unless the failure to perform is being contested by the Consolidated Company and adequate reserves in accordance with GAAP have been created on the books of the Consolidated Company to provide for such payment or performance or any other event shall occur if the effect of such failure or other event is to accelerate, or to permit the holder of such Indebtedness or any other Person to accelerate, the maturity of such Indebtedness; or any such Indebtedness shall be required to be prepaid (other than by a regularly scheduled required prepayment) in whole or in part prior to its stated maturity;

     SECTION 9.7. BANKRUPTCY. Borrower or any other Consolidated Company shall commence a voluntary case concerning itself under the Bankruptcy Code or an involuntary case for bankruptcy is commenced against any Consolidated Company and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of any Consolidated Company; or any Consolidated Company commences proceedings of its own bankruptcy or to be granted a suspension of payments or any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction, whether now or hereafter in effect, relating to any Consolidated Company or there is commenced against any Consolidated Company any such proceeding which remains undismissed for a period of 60 days; or any Consolidated Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or any Consolidated Company suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or any Consolidated Company makes a general assignment for the benefit of creditors; or any Consolidated Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or any Consolidated Company shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or any Consolidated Company shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate action is taken by any Consolidated Company for the purpose of effecting any of the foregoing;

     SECTION 9.8. ERISA. A Plan of a Consolidated Company or a Plan subject to Title IV of ERISA of any of its ERISA Affiliates:

          (a) shall fail to be funded in accordance with the minimum funding standard required by applicable law, the terms of such Plan, Section 412 of the Code or Section 302 of ERISA for any plan year or a waiver of such standard is sought or granted with respect to such Plan under applicable law, the terms of such Plan, Section 412 of the Code or Section 303 of ERISA; or

          (b) is being, or has been, terminated or the subject of termination proceedings under applicable law or the terms of such Plan; or

          (c) shall require a Consolidated Company to provide security under applicable law, the terms of such Plan, Section 401 or 412 of the Code or
     Section 306 or 307 of ERISA; or

          (d) results in a liability to a Consolidated Company under applicable law, the terms of such Plan, or Title IV of ERISA;

and there shall result from any such failure, waiver, termination or other event a liability to the PBGC or a Plan that would have a Material Adverse Effect;

     SECTION 9.9. MONEY JUDGMENT. A judgment, tax lien or order for the payment of money in excess of Two Hundred Fifty Thousand and no/100s Dollars ($250,000) individually or in the aggregate or otherwise having a Material Adverse Effect shall be rendered against Borrower or any other Consolidated Company and such judgment or order shall continue unsatisfied (in the case of a money judgment) and in effect for a period of 60 days during which execution shall not be effectively stayed or deferred (whether by action of a court, by agreement or otherwise);

     SECTION 9.10. OWNERSHIP OF CREDIT PARTIES. If Borrower shall at any time fail to own and control the required percentage of the voting stock of any Guarantor, either directly or indirectly through a Wholly-Owned Subsidiary of Borrower;

     SECTION 9.11. CHANGE IN CONTROL OF BORROWER.

          (a) Any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Persons listed on SCHEDULE 9.11) shall become the "beneficial owner(s)" (as defined in Rule 13d-3 promulgated under the Exchange Act) of more than twenty percent (20%) of the shares of the outstanding common stock of Borrower entitled to vote for members of Borrower's board of directors; or

          (b) any event or condition shall occur or exist which, pursuant to the terms of any change in control provision, requires or permits the holder(s) of Indebtedness of any Consolidated Company to require that such Indebtedness be redeemed, repurchased, defeased, prepaid or repaid, in whole or in part, or the maturity of such Indebtedness to be accelerated in any respect;

     SECTION 9.12. DEFAULT UNDER OTHER CREDIT DOCUMENTS. There shall exist or occur any "Event of Default" as provided under the terms of any other Credit Document, or any Credit Document ceases t6 be in full force and effect or the validity or enforceability thereof is disaffirmed by or on behalf of Borrower or any other Credit Party, or any Credit Party seeks to cancel or terminate any Credit Documents or to limit its liability thereunder, or at any time it is or becomes unlawful for Borrower or any other Credit Party to perform or comply with its obligations under any Credit Document, or the obligations of Borrower or any other Credit Party under any Credit Document are not or cease to be legal, valid and binding on Borrower or any such Credit Party;

     SECTION 9.13. ATTACHMENTS. An attachment or similar action for an amount in excess of $100,000 shall be made on or taken against any of the assets of any Consolidated Company and is not removed, suspended or enjoined within 30 days of the same being made or any suspension or injunction being lifted;

     SECTION 9.14. MATERIAL ADVERSE EFFECT. An event having a Material Adverse Effect shall have occurred and be unremedied;

then, and in any such event, and at any time thereafter if any Event of Default shall then be continuing, the Administrative Agent may, and upon the written or telex request of the Required Lenders, shall, by written notice to Borrower, take any or all of the following actions, without prejudice to the rights of the Administrative Agent any Lender or the holder of any Note to enforce its claims against Borrower or any other Credit Party: (i) declare all Commitments terminated, whereupon the pro rata Commitments of each Lender shall terminate immediately and any commitment fee shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest on the Loans, and all other obligations-owing hereunder, to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Borrower; (iii) exercise all of its rights and remedies as provided under this Agreement, the Guaranty Documents or the Security Documents or as otherwise allowed by law; and (iv) require activation of the Lockbox Account and Special Collection Account referenced in Section 7.13; provided, that, if an Event of Default specified in Section 9.7 shall occur, the result which would occur upon the giving of written notice by the Administrative Agent to any Credit Party, as specified in clauses (i) and (ii) above, shall occur automatically without the giving of any such notice.

                                   ARTICLE 10.

                                    THE AGENT

     SECTION 10.1. Each Lender hereby designates SunTrust Bank, South Florida, National Association as Administrative Agent to perform administrative matters concerning the Loans and to act as herein specified. Each Lender hereby designates Bank of America, FSB as the Syndication Agent to act as and discharge the usual and customary duties of a syndication agent in transactions similar to those contemplated by this Agreement. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of a Note shall be deemed irrevocably to authorize, each Agent to take such actions on its behalf under the provisions of this Agreement, the other Credit Documents, and all other instruments and agreements referred to herein or therein, and to exercise such powers and to perform such duties and thereunder as are specifically delegated to or required of the Agents by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Agents may perform any of their duties hereunder by or through their agents or employees. The provisions of this Article 10 are solely for the benefit of the Agents. Borrower and the other Consolidated Companies shall not have any rights as third party beneficiaries of any of the provisions hereof. In performing their functions and duties under this Agreement, the Agents shall act solely as agent of the Lenders and do not assume and shall not be deemed to have assumed any obligations towards or relationship of agency or trust with, or for the Borrower and the other Consolidated Companies.

     SECTION 10.2. NATURE OF DUTIES OF AGENTS. The Agents shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Credit Documents. Neither the Agents nor any of their respective officers, directors, employees or agents shall be liable for any action taken or omitted by it as such hereunder or in connection herewith unless caused by its gross negligence or willful misconduct. The duties of the Agents shall be ministerial and administrative in nature; the Agents shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender; and nothing in this Agreement, express or implied, is intended to or shall be so construed as to impose upon the Agents any obligations, in respect of this Agreement or the other Credit Documents except as expressly set forth herein. No implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Credit Document or otherwise exist against either Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Agents is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

     Section 10.3. LACK OF RELIANCE ON THE AGENTS.

          (a) Independently and without reliance upon the Agents, each Lender, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Credit Parties in connection with the taking or not taking of any action in connection herewith, and (ii) its own appraisal of the creditworthiness of the Credit Parties, and, except as expressly provided in this Agreement, the Agents shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter.

          (b) The Agents shall not be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, collectability, priority or sufficiency of this Agreement, the Notes, the Guaranty Agreements, or any other documents contemplated hereby or thereby, or the financial condition of the Credit Parties, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, the Notes, the Guaranty Agreements, or the other documents contemplated hereby or thereby, or the financial condition of the Credit Parties, or the existence or possible existence of any Default or Event of Default; provided, however, to the extent that the Administrative Agent has been advised that a Lender has not received any information formally delivered to the Administrative Agent pursuant to Section 7.7, the Administrative Agent shall deliver or cause to be delivered such information to such Lender.

     SECTION 10.4. CERTAIN RIGHTS OF THE AGENTS. If the Agents shall request instructions from the Required Lenders with respect to any action or actions (including the failure to act) in connection with this Agreement, the Agents shall be entitled to refrain from such act or taking such act, unless and until the Agents shall have received instructions from the Required Lenders; and the Agents shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Agents as a result of the Agents acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders.

     SECTION 10.5. RELIANCE BY AGENTS. The Agents shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cable gram, radiogram, order or other documentary, teletransmission or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person. The Agents may consult with legal counsel (including counsel for any Credit Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts. An Agent shall not be responsible for the negligence or misconduct of any agent or attorney in fact that the Agent selects with reasonable care.

     SECTION 10.6. INDEMNIFICATION OF AGENTS. To the extent the Agents are not reimbursed and indemnified by the Credit Parties, each Lender will reimburse and indemnify the Agents, ratably according to the respective amounts of the Loans outstanding under all Facilities (or if no amounts are outstanding, ratably in accordance with the Total Commitments), in either case, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agents in performing their duties hereunder, in any way relating to or arising out of this Agreement or the other Credit Documents; provided that no Lender shall be liable to an Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agents' gross negligence or willful misconduct.

     SECTION 10.7. THE AGENTS IN THEIR INDIVIDUAL CAPACITY. With respect to their obligation to lend under this Agreement, the Loans made by them and the Notes issued to them, the Agents shall have the same rights and powers hereunder as other Lender or holder of a

Note and may exercise the same as though it were not performing the duties specified herein; and the terms "Lenders", "Required Lenders", "holders of Notes", or any similar terms shall, unless the context clearly otherwise indicates, include the Agents in their individual capacity. The Agents may accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial advisory or other business with the Consolidated Companies or any affiliate of the Consolidated Companies as if it were not performing the duties specified herein, and may accept fees and other consideration from the Consolidated Companies for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

     SECTION 10.8. HOLDERS OF NOTES. The Agents may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

     SECTION 10.9. SUCCESSOR AGENTS.

          (a) Either Agent may resign at any time by giving written notice thereof to the Lenders and Borrower and may be removed at any time with or without cause by the Required Lenders; provided, however, an Agent may not resign or be removed until a successor Administrative Agent or Syndication Agent, as the case may be, has been appointed and shall have accepted such appointment. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent or Syndication Agent subject to Borrower's prior written approval, which approval will not be unreasonably withheld. If no successor Administrative Agent or Syndication Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's or Syndication Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Administrative Agent or Syndication Agent, then the retiring Administrative Agent or Syndication Agent may, on behalf of the Lenders, appoint a successor Administrative Agent or Syndication Agent subject to Borrower's prior written approval, which approval will not be unreasonably withheld, which successor Administrative Agent or Syndication Agent shall be a bank which maintains an office in the United States, or a commercial bank organized under the laws of the United States of America or any State thereof, or any Affiliate of such bank, having a combined capital and surplus of at least $100,000,000. Notwithstanding the foregoing, Borrower's approval shall not be required at any time that a Default or an Event of Default shall have occurred and be uncured. If at any time SunTrust Bank, South Florida, National Association or Bank of America, FSB is removed as a Lender, such party, shall simultaneously resign as Administrative Agent or Syndication Agent, as the case may be.

          (b) Upon the acceptance of any appointment as the Administrative Agent or Syndication Agent hereunder by a successor Administrative Agent or Syndication Agent, such successor Administrative Agent or Syndication Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent or Syndication Agent, and the retiring Administrative Agent or Syndication Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent or Syndication Agent's resignation or removal hereunder as Administrative Agent or Syndication Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Administrative Agent or Syndication Agent under this Agreement.

     SECTION 10.10. AGENTS IN INDIVIDUAL CAPACITY. Either Agent may make loans to, enter into interest rate swap agreements with, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with any Consolidated Company as though such Agent was not, an Agent hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, either Agent may receive information regarding any Consolidated Company (including information that may be subject to confidentiality obligations in favor of a Consolidated Company) and acknowledge that the Agents shall be under no obligation to provide such information to them. With respect to its Loans, an Agent shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not an Agent.

     SECTION 10.11. ADMINISTRATIVE AGENT'S PERFECTION OF SECURITY INTEREST. The parties hereto acknowledge that the Administrative Agent currently has perfected Liens on portions of the Collateral which are titled vehicles given to secure the Refinanced Indebtedness. The parties hereby agree that as of the time of the repayment of the Refinanced Indebtedness such Liens shall be held by the Administrative Agent in its capacity as Administrative Agent encumbering that portion of the Collateral so as to perfect the Security Interest. The satisfaction of the Refinanced Indebtedness shall not affect the Liens which shall continue so as to perfect the Security Interest.

                                   ARTICLE 11.

                                  MISCELLANEOUS

     SECTION 11.1. NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, telecopy or similar teletransmission or writing) and shall be given to such party at its address or applicable teletransmission number set forth on the signature pages hereof, or such other address or applicable teletransmission number as such party may hereafter specify by notice to the Administrative Agent and Borrower. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received, (ii) if given by certified mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, (iii) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section and the appropriate confirmation is received, or (iv) if given by any other means (including, without limitation, by air courier), when delivered or received at the address specified in this Section; provided that notices to the Administrative Agent shall not be effective until received.

     SECTION 11.2. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement or the other Credit Documents, nor consent to any departure by any Credit Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no amendment, waiver or consent shall, unless in writing and signed by all the Lenders, do any of the following: (i) waive any of the conditions specified in Section 5.1 or Section 5.2, (ii) increase the Commitments or other contractual obligations to Borrower under this Agreement, (iii) reduce the principal of, or interest on, the Notes or any fees hereunder, (iv) postpone any date fixed for the payment in respect of principal of, or interest on, the Notes or any fees hereunder, (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number or identity of Lenders which shall be required for the Lenders or any of them to take any action hereunder (vi) release any Guarantor from its obligations under any Guaranty Agreements, (vii) modify the definition of "Required Lenders," (viii) modify this Section, or (ix) release any material portion of the Collateral from the Security Interest. Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required hereinabove to take such action, affect the rights or duties of the Administrative Agent under this Agreement or under any other Credit Document.

     SECTION 11.3. NO WAIVER; REMEDIES CUMULATIVE. No, failure or delay on the part of the Administrative Agent, any Lender or any holder of a Note in exercising any right or remedy hereunder or under any other Credit Document, and no course of dealing between any Credit Party and the Administrative Agent, any Lender or the holder of any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Administrative Agent, any Lender or the holder of any Note would otherwise have. No notice to or demand on any Credit Party not required hereunder or under any other Credit Document in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent, the Lenders or the holder of any Note to take any other or further action in any such circumstances without notice or demand.

     SECTION 11.4. PAYMENT OF EXPENSES, ETC. Borrower shall:

          (a) whether or not the transactions hereby contemplated are consummated, pay all reasonable, out-of-pocket costs and expenses of the Administrative Agent in the administration (both before and after the execution hereof and including reasonable expenses actually incurred relating to advice of counsel as to the rights and duties of the Administrative Agent and the Lenders with respect thereto) of, and in connection with the preparation, execution and delivery of, preservation of rights under, enforcement of, and, after a Default or Event of Default, refinancing, renegotiation or restructuring of, this Agreement and the other Credit Documents and the documents and instruments referred to therein, and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees actually incurred and disbursements of counsel for the Agents), and in the case of enforcement of this Agreement or any Credit Document after an Event of Default, all such reasonable, out-of-pocket costs and expenses [(including, without limitation, the reasonable fees actually incurred and disbursements of counsel for the Lenders or the Agents, (including without limitation in-house attorneys' fees)], for any of the Lenders or Agents;

          (b) subject, in the case of certain Taxes, to the applicable provisions of Section 4.7, pay and hold each of the Lenders harmless from and against any and all present and future stamp, documentary, and other similar Taxes with respect to this Agreement, the Notes and any other Credit Documents, any collateral described therein, or any payments due thereunder, and save each Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such Taxes;

          (c) indemnify the Administrative Agent and each Lender, and their respective officers, directors, employees, representatives and agents from, and hold each of them harmless against, any and all costs, losses, liabilities, claims, damages or expenses incurred by any of them (whether or not any of them is designated a party thereto) (an "Indemnitee") arising out of or by reason of any investigation, litigation or other proceeding related to any actual or proposed use of the proceeds of any of the Loans or any Credit Party's entering into and performing of the Agreement, the Notes, or the other Credit Documents, including, without limitation, the reasonable fees actually incurred and disbursements of counsel (including foreign counsel) incurred in connection with any such investigation, litigation or other proceeding; provided, however, Borrower shall not be obligated to indemnify any Indemnitee for any of the foregoing arising out of such Indemnitee's gross negligence or willful misconduct;

          (d) without limiting the indemnities set forth in subsection (c) above, indemnify each Indemnitee for any and all expenses and costs (including without limitation, remedial, removal, response, abatement, cleanup, investigative, closure and monitoring costs), losses, claims (including claims for contribution or indemnity and including the cost of investigating or defending any claim and whether or not such claim is ultimately defeated, and whether such claim arose before, during or after any Credit Party's ownership, operation, possession or control of its business, property or facilities or before, on or after the date hereof, and including also any amounts paid incidental to any compromise or settlement by the Indemnitee or Indemnitees to the holders of any such claim), lawsuits, liabilities, obligations, actions, judgments, suits, disbursements, encumbrances, liens, damages (including without limitation damages for contamination or destruction of natural resources), penalties and fines of any kind or nature whatsoever (including without limitation in all cases the reasonable fees actually incurred, other charges and disbursements of counsel in connection therewith) incurred, suffered or sustained by that Indemnitee based upon, arising under or relating to Environmental Laws based on, arising out of or relating to in whole or in part, the existence or exercise of any rights or remedies by any Indemnitee under this Agreement, any other Credit Document or any related documents; provided, however, Borrower shall not be obligated to indemnify any Indemnitee for any of the foregoing arising out of such Indemnitee's gross negligence or willful misconduct.

If and to the extent that the obligations of Borrower under this Section are unenforceable for any reason, Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

     SECTION 11.5. RIGHT OF SETOFF. In addition to and not in limitation of all rights of offset that any Lender or other holder of a Note may have under applicable law, each Lender or other holder of a Note shall, upon the occurrence of any Event of Default and whether or not such Lender or such holder has made any demand or any Credit Party's obligations are matured, have the right to appropriate and apply to the payment of any Credit Party's obligations hereunder and under the other Credit Documents, all deposits of any Credit Party (general or special, time or demand, provisional or final) then or thereafter held by and other indebtedness or property then or thereafter owing by such Lender or other holder to any Credit Party, whether or not related to this Agreement or any transaction hereunder. The benefits of any such set off shall be shared by the Lenders in accordance with their Pro Rata Shares. Each Lender shall promptly notify Borrower of any offset hereunder.

     SECTION 11.6. BENEFIT OF AGREEMENT.

          (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, provided that

     Borrower may not assign or transfer any of its interest hereunder without the prior written consent of all the Lenders.

          (b) Any Lender may make, carry or transfer Loans at, to or for the account of, any of its branch offices or the office of an Affiliate of such Lender.

          (c) Each Lender may assign all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of any of its Commitments and the Loans at the time owing to it and the Notes held by
     it) to any Eligible Assignee; provided, however, that (i) the Administrative Agent and Borrower (in the case of the Borrower only if an Event of Default has not occurred and is uncured) must give their prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed) unless such assignment is to an Affiliate of the assigning Lender, (ii) the amount of the Commitments, or Loans, in the case of assignment of Loans, of the assigning Lender subject to each assignment (determined as of the date the assignment and acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 and (iii) the parties to each such assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a Note or Notes subject to such assignment and a processing and recordation fee of $2,500. Borrower shall not be responsible for such processing and recordation fee or any costs or expenses incurred by any Lender or the Administrative Agent in connection with such assignment. From and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, the assignee thereunder shall be a party hereto and to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement. Notwithstanding the foregoing, the assigning Lender must retain after the consummation of such Assignment and Acceptance, a minimum aggregate amount of Commitments or Loans, as the case may be, of $5,000,000; provided, however, no such minimum amount shall be required with respect to any such assignment made at any time there exists an Event of Default hereunder. Within five (5) Business Days after receipt of the notice and the Assignment and Acceptance, Borrower, at its own expense, shall execute and deliver to the Administrative Agent, in exchange for the surrendered Note or Notes, a new Note or Notes to the order of such assignee in a principal amount equal to the applicable Commitments or Loans assumed by it pursuant to such Assignment and Acceptance and new Note or Notes to the assigning Lender in the amount of its retained Commitment or Commitments or amount of its retained Loans. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the date of the surrendered Note or Notes which they replace, and shall otherwise be in substantially the form attached hereto.

          (d) Each Lender may, without the consent of Borrower and the Administrative Agent, sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including all or a portion of its

     Commitments in the Loans owing to it and the Notes held by it), provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating bank or other entity shall not be entitled to the benefit (except through its selling Lender) of the cost protection provisions contained in Article 4 of this Agreement, and (iv) Borrower and the Administrative Agent and other Lenders shall continue to deal solely and directly with each Lender in connection with such Lender's rights and obligations under this Agreement and the other Credit Documents, and such Lender shall retain the sole right to enforce the obligations of Borrower relating to the Loans and to approve any amendment, modification or waiver of any provisions of this Agreement. Any Lender selling a participation hereunder shall provide prompt written notice to Borrower and Administrative Agent of the name of such participant.

          (e) Any Lender or participant may, in connection with the assignment or participation or proposed assignment or participation pursuant to this Section, disclose to the assignee or participant or proposed assignee or participant any information relating to Borrower or the other Consolidated Companies furnished to such Lender by or on behalf of Borrower or any other Consolidated Company. With respect to any disclosure of confidential, non-public, proprietary information, such proposed assignee or participant shall agree to use the information only for the purpose of making any necessary credit judgments with respect to this credit facility and not to use the information in any manner prohibited by any law, including without limitation, the securities laws of the United States. The proposed participant or assignee shall agree in writing, a copy of which shall be furnished to Borrower, not to disclose any of such information except (i) to directors, employees, auditors or counsel to whom it is necessary to disclose such information, each of whom shall be informed of the confidential nature of the information, (ii) in any statement or testimony pursuant to a subpoena or order by any court, governmental body or other agency asserting jurisdiction over such entity, or as otherwise required by law (provided prior notice is given to Borrower and the Administrative Agent unless otherwise prohibited by the subpoena, order or law), and (iii) upon the request or demand of any regulatory agency or authority with proper jurisdiction. The proposed participant or assignee shall further agree to return all documents or other written material and copies thereof received from any Lender, the Administrative Agent or Borrower relating to such confidential information unless otherwise properly disposed of by such entity.

          (f) Any Lender may at any time assign all or any portion of its rights in this Agreement and the Notes issued to it to a Federal Reserve Bank; provided that no such assignment shall release the Lender from any of its obligations hereunder.

          (g) If (i) any Taxes referred to in Section 4.7(b) have been levied or imposed so as to require withholdings or deductions by Borrower and payment by Borrower of additional amounts to any Lender as a result thereof, (ii) any Lender shall make demand for payment of any material additional amounts as compensation for increased costs pursuant to Section 4.10 or for its reduced rate of return pursuant to
     Section 4.16, or (iii) any Lender shall decline to consent to a modification or waiver of the terms of this Agreement or the other Credit Documents requested by Borrower, then and in such event, upon request from Borrower delivered to such Lender and the Administrative Agent, such Lender shall assign, in accordance with the provisions of Section 11.6(c), all of its rights and obligations under this Agreement and the other Credit Documents to another Lender or an Eligible Assignee selected by Borrower, in consideration for the payment by such assignee to the Lender of the principal of, and interest on, the outstanding Loans accrued to the date of such assignment, and the assumption of such Lender's Total Commitment hereunder, together with any and all other amounts owing to such Lender under any provisions of this Agreement or the other Credit Documents accrued to the date of such assignment.

     SECTION 11.7. GOVERNING LAW; SUBMISSION TO JURISDICTION; FULL FAITH AND CREDIT; WAIVER OF JURY TRIAL.

          (A) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF FLORIDA.

          (B) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE CIRCUIT COURT OF PALM BEACH COUNTY, FLORIDA, OR ANY OTHER COURT OF THE STATE OF FLORIDA OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF FLORIDA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OBLIGOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.

          (C) TO THE EXTENT THAT ANY AGENT OR LENDER OBTAINS ANY JUDGMENT AGAINST ANY OBLIGOR UNDER ANY CREDIT DOCUMENT, OBLIGORS DO HEREBY AGREE THAT SUCH JUDGMENT SHALL BE ENTITLED TO "FULL FAITH AND CREDIT" WITH THE SAME FORCE AND EFFECT AS IF SUCH JUDGMENT WAS RENDERED AGAINST THE OBLIGOR BY A COURT OR OTHER TRIBUNAL LOCATED IN THE DOMICILE OF THE OBLIGOR, IF DIFFERENT FROM THAT IN WHICH SUCH JUDGMENT IS RENDERED. OBLIGORS HEREBY AGREE TO THE VALIDITY AND ENFORCEABILITY OF ANY SUCH JUDGMENT AND SHALL NOT SEEK TO CHALLENGE OR "GO BEHIND" THE FACE OF SUCH JUDGMENT.

          (D) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OBLIGOR HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH ANY CREDIT DOCUMENT OR ANY MATTER ARISING IN CONNECTION HEREUNDER OR THEREUNDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS TO EXTEND CREDIT TO OR OTHERWISE BECOME OR REMAIN A CREDITOR OF THE BORROWER. FURTHER, OBLIGORS HEREBY CERTIFY THAT NO REPRESENTATIVE OF THE AGENTS OR LENDERS NOR ANY COUNSEL FOR THE AGENTS OR LENDERS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENTS OR LENDERS WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT OF JURY TRIAL PROVISION. NO REPRESENTATIVE OF THE AGENTS OR LENDERS NOR COUNSEL FOR THE AGENTS OR LENDERS HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.

          (E) OBLIGORS FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO EACH OBLIGOR AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. OBLIGORS HEREBY IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION THEY MAY HAVE TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS IN RESPECT OF THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT.

          (F) NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT, ANY LENDER, ANY HOLDER OF A NOTE OR ANY CREDIT PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST AN OBLIGOR IN ANY OTHER JURISDICTION.

     SECTION 11.8. INDEPENDENT NATURE OF LENDERS' RIGHTS. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights pursuant to this Agreement and its Notes, and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

     SECTION 11.9. COLLATERAL TO BENEFIT ALL LENDERS. The Security Interest in the Collateral has been granted to the Administrative Agent, for the benefit of all the Lenders, to the extent of each Lender's Commitment.

     SECTION 11.10. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     SECTION 11.11. EFFECTIVENESS; SURVIVAL.

          (a) This Agreement shall become effective on the date (the "Effective Date") on which all of the parties hereto shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Administrative Agent pursuant to Section 5.1 or, in the case of the Lenders, shall have given to the Administrative Agent written or telex notice (actually received) that the same has been signed and mailed to them.

          (b) The obligations of Borrower under Sections 4.7(b), 4.8, 4.10, 4.12, 4.16, and 11.4 hereof shall survive for one hundred twenty (120) days after the payment in full of the Notes after the Final Maturity Date. All representations and warranties made herein or in the certificates, reports, notices, and other documents delivered pursuant to this Agreement shall survive the execution and delivery of this Agreement, the other Credit Documents, and such other agreements and documents, the making of the Loans hereunder, and the execution and delivery of the Notes.

     SECTION 11.12. SEVERABILITY. In case any provision in or obligation under this Agreement or the other Credit Documents shall be invalid, illegal or unenforceable, in whole or in part, in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     SECTION 11.13. INDEPENDENCE OF COVENANTS. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitation of, another covenant, shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

     SECTION 11.14. CHANGE IN ACCOUNTING PRINCIPLES, FISCAL YEAR OR TAX LAWS. If
(i) any preparation of the financial statements referred to in Section 6.3 hereafter occasioned by the promulgation of rules, regulations, pronouncements and opinions by or required by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions) (other than changes mandated by FASB 106) result in a material change in the method of calculation of financial covenants, standards or terms found in this Agreement, (ii) there is any change in Borrower's fiscal quarter or fiscal year as provided herein, or (iii) there is a material change in federal tax laws which materially affects any of the Consolidated Companies' ability to comply with the financial covenants, standards or terms found in this Agreement, Borrower and the Required Lenders agree to enter into negotiations in order to amend such provisions so as to equitably reflect such changes with the desired result that the criteria for evaluating any of the Consolidated Companies' financial condition shall be the same after such changes as if such changes had not been made. Unless and until such provisions have been so amended, the provisions of this Agreement shall govern.

     SECTION 11.15. HEADINGS DESCRIPTIVE; ENTIRE AGREEMENT. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement. This Agreement, the other Credit Documents, and the agreements and documents required to be delivered pursuant to the terms of this Agreement constitute the entire agreement among the parties hereto and thereto regarding the subject matters hereof and thereof and supersede all prior agreements, representations and understandings related to such subject matters other than the Commitment and Fee Letters dated February 4, 1998 from the Agents to the Borrower the terms of which shall survive and be enforceable during the Revolving Period.

     SECTION 11.16. TIME IS OF THE ESSENCE. Time is of the essence in interpreting and performing this Agreement and all other Credit Documents.

     SECTION 11.17. USURY. It is the intent of the parties hereto not to violate any federal or state law, rule or regulation pertaining either to usury or to the contracting for or charging or collecting of interest, and Borrower and Lenders agree that, should any provision of this Agreement or of the Notes, or any act performed hereunder or thereunder, violate any such law, rule or regulation, then the excess of interest contracted for or charged or collected over the maximum lawful rate of interest shall be applied to the outstanding principal indebtedness due to Lenders by Borrower under this Agreement.

     SECTION 11.18. CONSTRUCTION. Should any provision of this Agreement require judicial interpretation, the parties hereto agree that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be more strictly construed against the party who itself or through its agents prepared the same, it being agreed that Borrower, Administrative Agent, Lenders and their respective agents have participated in the preparation hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duty executed and delivered in Atlanta, Georgia, by their duly authorized officers as of the day and year first above written.

                              SUNTRUST BANK, SOUTH FLORIDA, N.A., a
                              national banking association, individually and as Administrative Agent

Revolving Loan Commitment     By: /s/ JEFFREY S. WOLFE
Twelve Million Five Hundred       ------------------------------
Thousand and No/100 Dollars   Print Name: Jeffrey S. Wolfe
($12,500,000.00)              Its: Vice President

                              BANK OF AMERICA, FSB, individually and as
                              Syndication Agent

Revolving Loan Commitment     By: /s/ HOWARD KIM
Twelve Million Five Hundred       ------------------------------
Thousand and No/100 Dollars   Print Name: Howard Kim
($12,500,000.00)              Its: Vice President

                              ABLE TELCOM HOLDING CORP., a Florida
                              corporation

                              By: /s/ FRAZIER L. GAINES
                                  ------------------------------
                              Print Name: Frazier L. Gaines
                              Its: President & CEO

                              JOINDER OF GUARANTORS

     The undersigned, being and constituting the Restricted Subsidiaries of ABLE TELCOM HOLDING CORP., a Florida corporation (the "Borrower"), do hereby join in and agree to be bound by all provisions applicable to such Restricted Subsidiaries under the Senior Secured Revolving Credit Agreement (the "Loan Agreement"), dated as of April 6, 1998, by and between Borrower, SunTrust Bank, South Florida, National Association, individually and as Administrative Agent (the "Administrative Agent"), Bank of American, FSB, individually and as Syndication Agent (the "Syndication Agent") and the other Lenders from time to time parties thereto.

     The undersigned Restricted Subsidiaries of the Borrower hereby agree to execute and deliver to the Administrative Agent the Security Agreement, appropriate financing statements to perfect the security interests granted in the Security Agreement, a Guaranty Agreement and a Contribution Agreement, the form and substance of which shall be those attached to the Loan Agreement.

     Dated this 6 day of April, 1998.

                              TELECOMMUNICATION SERVICES GROUP, INC.,
                              a Florida corporation

                              By: /s/ FRAZIER L. GAINES
                                  ------------------------------
                              Print Name: Frazier L. Gaines
                              Its: President

                              ABLE INTEGRATED SYSTEMS, INC., a Florida corporation

                              By: /s/ FRAZIER L. GAINES
                                  ------------------------------
                              Print Name: Frazier L. Gaines
                              Its: President

                              ABLE COMMUNICATION SERVICES, INC., a
                              Florida corporation

                              By: /s/ FRAZIER L. GAINES
                                  ------------------------------
                              Print Name: Frazier L. Gaines
                              Its: President

                              H.C. CONNELL, INC., a Florida corporation

                              By: /s/ FRAZIER L. GAINES
                                  ------------------------------
                              Print Name:
                              Its: President

                              DIAL COMMUNICATIONS, INC., a Florida
                              corporation

                              By: /s/ FRAZIER L. GAINES
                                  ------------------------------
                              Print Name:
                              Its: President

                              TRAFFIC MANAGEMENT GROUP, INC., a Florida corporation

                              By: /s/ FRAZIER L. GAINES
                                  ------------------------------
                              Print Name:
                              Its: Vice President

                              TRANSPORTATION SAFETY CONTRACTORS,
                              INC., a Florida corporation

                              By: /s/ FRAZIER L. GAINES
                                  ------------------------------
                              Print Name:
                              Its: Executive Vice President

                              TRANSPORTATION SAFETY CONTRACTORS OF
                              VIRGINIA, INC., a Virginia corporation

                              By: /s/ FRAZIER L. GAINES
                                  ------------------------------
                              Print Name:
                              Its: President

                              GEORGIA ELECTRIC COMPANY, a Georgia
                              corporation

                              By: /s/ FRAZIER L. GAINES
                                  ------------------------------
                              Print Name:
                              Its: Vice President

                              COMMUNICATIONS DEVELOPMENT GROUP,
                              INC., a Florida corporation

                              By: /s/ FRAZIER L. GAINES
                                  ------------------------------
                              Print Name:
                              Its: President

                              ABLE WIRELESS, INC., a Florida corporation

                              By: /s/ FRAZIER L. GAINES
                                  ------------------------------
                              Print Name:
                              Its: President

                                  LOAN AGREMENT

                           CERTIFICATION OF EXECUTION

STATE OF GEORGIA

COUNTY OF FULTON

On the 6th day of APRIL, 1998 personally appeared FRAZIER L. GAINES, as the PRESIDENT & CEO of ABLE TELCOM HOLDING CORP., and before me executed the attached SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of APRIL 6TH, 1998 between ABLE TELCOM HOLDING CORP. as Borrower and SunTrust Bank, South Florida, National Association as Administrative Agent and Bank of America, FSB as Syndication Agent.

                                        /s/ SUSAN C. PILCHER
                                            ------------------------
                                            Susan C. Pilcher
                                        Signature of Notary Public, State of
                                        Georgia (Print, Type or Stamp
                                        Commissioned Name of Notary Public)
                                        Personally known _______; or Produced
                                        Identification
                                        (Notary Seal) FLDL

                                        Notary Public, Paulding County, Georgia
                                        My Commission Expires Sept. 16, 2000

               SENIOR SECURED REVOLVING CREDIT AGREEMENT ADDENDUM

                           CERTIFICATION OF EXECUTION

STATE OF GEORGIA

COUNTY OF FULTON

On the 6th day of APRIL, 1998 personally appeared HOWARD KIM, as the VICE PRESIDENT of BANK OF AMERICA, FSB, and before me executed the attached SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of APRIL 6TH, 1998 between ABLE TELCOM HOLDING CORP. as Borrower and SunTrust Bank, South Florida, National Association as Administrative Agent and Bank of America, FSB as Syndication Agent.

                                        /s/ SUSAN C. PILCHER
                                            ------------------------
                                            Susan C. Pilcher
                                        Signature of Notary Public, State of
                                        Georgia (Print, Type or Stamp
                                        Commissioned Name of Notary Public)
                                        Personally known _______; or Produced
                                        Identification
                                        (Notary Seal) FLDL

                                        Notary Public, Paulding County, Georgia
                                        My Commission Expires Sept. 16, 2000

               SENIOR SECURED REVOLVING CREDIT AGREEMENT ADDENDUM

                           CERTIFICATION OF EXECUTION

STATE OF GEORGIA

COUNTY OF FULTON

On the 6th day of APRIL, 1998 personally appeared JEFFREY S. WOLFE, as the VICE PRESIDENT of SUNTRUST BANK/SOUTH FLORIDA, NATIONAL ASSOCIATION, and before me executed the attached SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of APRIL 6TH, 1998 between ABLE TELCOM HOLDING CORP. as Borrower and SunTrust Bank, South Florida, National Association as Administrative Agent and Bank of America, FSB as Syndication Agent.

                                        /s/ SUSAN C. PILCHER
                                            ------------------------
                                            Susan C. Pilcher
                                        Signature of Notary Public, State of
                                        Georgia (Print, Type or Stamp
                                        Commissioned Name of Notary Public)
                                        Personally known [X]; or Produced
                                        Identification
                                        (Notary Seal)

                                        Notary Public, Paulding County, Georgia
                                        My Commission Expires Sept. 16, 2000

                                  SCHEDULE 6.1

                    ABLE TELCOM HOLDING CORP. (THE "COMPANY")
                   ORGANIZATION AND OWNERSHIP OF SUBSIDIARIES

TELECOMMUNICATIONS SERVICES GROUP, INC.
Jurisdiction of incorporation or organization: Florida
Owned by: the Company

ABLE INTEGRATED SYSTEMS, INC.
Jurisdiction of incorporation or organization: Florida
Owned by: Telecommunications Services Group, Inc.

ABLE COMMUNICATIONS SERVICES, INC.
Jurisdiction of incorporation or organization: Florida
Owned by: Telecommunications Services Group, Inc.

H.C. CONNELL, INC.
Jurisdiction of incorporation or organization: Florida
Owned by: Telecommunications Services Group, Inc.

DIAL COMMUNICATIONS, INC.
Jurisdiction of incorporation or organization: Florida
Owned by: Telecommunications Services Group, Inc.

TRAFFIC MANAGEMENT GROUP, INC.
Jurisdiction of Incorporation or organization: Florida
Owned by: the Company

TRANSPORTATION SAFETY CONTRACTORS, INC.
Jurisdiction of incorporation or organization: Florida
Owned by: Traffic Management Group, Inc.

TRANSPORTATION SAFETY CONTRACTORS OF VIRGINIA, INC.
Jurisdiction of incorporation or organization: Virginia
Owned by: Traffic Management Group, Inc.

GEORGIA ELECTRIC COMPANY
Jurisdiction of incorporation or organization: Georgia
Owned by: Traffic Management Group, Inc.

COMMUNICATIONS DEVELOPMENT GROUP, INC.
Jurisdiction of incorporation or organization: Florida
Owned by: the Company

ABLE TELCOM INTERNATIONAL, INC.
Jurisdiction of incorporation or organization: Florida
Owned by: the Company

ABLE WIRELESS, INC.
Jurisdiction of incorporation or organization: Florida
Owned by: Communications Development Group, Inc.

ABLE TELCOM C.A.
Jurisdiction of incorporation or organization: Venezuela
Owned by: 80% owned by the Company

SEIMA TELECOMUNICACOES LTDA.
Jurisdiction of incorporation or organization: Brazil
Owned by: 75% owned by the Company

NEUROTECHNOLOGY, INC.
Jurisdiction of incorporation or organization: Florida
Owned by: Communications Development Group, Inc.

TELECOMUNICATIONS TECHNOLOGIES INC., TTH, C.A.
Jurisdiction of incorporation or organization: Venezuela
Owned by: 80% owned by the Company

ABLE TELCOM DO BRASIL EMPREENDIMENTOS E PARTICIPACOES LTDA
Jurisdiction of incorporation or organization: Brazil
Owned by: 99% owned by the Company

INVERSIONES ABLE TELCOM HOLDING CORPORATION S.A.
Jurisdiction of incorporation or organization: Chile
Owned by: the Company

                                  SCHEDULE 6.4
                            TAX FILINGS AND PAYMENTS

                                      None

                                  SCHEDULE 6.5
                        PENDING AND THREATENED LITIGATION

                                      None

SCHEDULE OF CAPITAL LEASE OBLIGATIONS

                                  SCHEDULE 6.7

OBLIGOR NAME                   LENDER NAME                      AMOUNT    EXPIRY    PAYMENT     TERM(S)    COLLATERAL DESCRIPTION(S)
------------                   -----------                      ------    ------    -------     -------    -------------------------
Transportation Safety
  Contractors, Inc.            CIT Group Equipment Financing    73,687     01/01      2,167     monthly    Equipment (specific)
Transportation Safety
  Contractors, Inc.            CIT Group Equipment Financidng   78,860     03/01      2,191     monthly    Equipment (specific)
Transportation Safety
  Contractors, Inc.            CIT Group Equipment Financidng   73,687     01/01      2,167     monthly    Equipment (specific)
Transportation Safety
  Contractors, Inc.            CIT Group Equipment Financidng   73,687     01/01      2,167     monthly    Equipment (specific)
Transportation Safety
  Contractors Virginia Inc     CIT Group Equipment Financing    79,094     03/01      2,197     monthly    Equipment (specific)
Transportation Safety
  Contractors Virginia Inc     CIT Group Equipment Financing    79,094     03/01      2,197     monthly    Equipment (specific)
Dial Communications, Inc.      Associates Commercial Corp.      83,405     07/98     16,880     monthly    Equipment - specified
Dial Communications, Inc.      Clark Credit                     15,992     06/98      4,086     monthly    Equipment - specified
Dial Communications, Inc.      Trenchless Technology             6,965     07/98      1,792     monthly    Equipment - specified
Dial Communications, Inc.      Miller Electric Finance           1,497     10/97        194     monthly    Equipment - specified
Dial Communications, Inc.      Associates Commercial Corp.     280,354     11/98     35,309     monthly    Equipment - specified

                                 SCHEDULE 6.11
                         EMPLOYEE BENEFIT PLAN MATTERS

PLANS

     1. Able Telcom Holding Corp. 1995 Stock Option Plan

     2. Able Telcom Holding Corp. 401K Plan

     3. Anthem Employee Health Insurance Plan (1/2 premium paid by employer)

OTHER ARRANGEMENTS

     1. Management Incentive Bonus - It has been the Company's practice to consider awarding annual incentive bonuses to senior management for performance during the Company's fiscal year. No formal or written plan document is currently in effect with respect to this practice, but the Company expects to continue this practice and may in the future adopt one or more written plans relating thereto.

     2. Employee Fringe Benefits - The Company provides its employees with vacation and sick days and other fringe benefits in accordance with Company policies set forth in [to be added].

                                  SCHEDULE 6.13
                     OUTSTANDING INDEBTEDNESS AND DEFAULTS

     1. Outstanding Indebtedness - the indebtedness identified on Schedule 8.1(b) is incorporated by reference as though fully set forth below.

     2. Defaults - None

                                 SCHEDULE 6.14
                             CONFLICTING AGREEMENTS

     1. Note Agreement, dated as of January 6, 1998, among the Company and the purchasers named therein, including John Hancock Mutual Life Insurance Company.

                                  SCHEDULE 6.15
                              ENVIRONMENTAL MATTERS

SCHEDULE 6.15 (A) - COMPLIANCE: None

SCHEDULE 6.15 (B) - ENVIRONMENTAL NOTICES: None

SCHEDULE 6.15 (C) - ENVIRONMENTAL PERMITS: None

SCHEDULE 6.15 (D) - EQUAL EMPLOYMENT OPPORTUNITY AND EMPLOYEE SAFETY: None

                                  SCHEDULE 6.17
                          INTELLECTUAL PROPERTY MATTERS

                                      None

                                  SCHEDULE 6.21
                                  LABOR MATTERS

                                      None

Able Telcom Holding Corp.        SCHEDULE 6.22
INTERCOMPANY LOANS

ADVANCES                                              ADVANCES                                      AMOUNT
TO                                                    FROM
Telecommunications Services Group, Inc.               AbleTelcom Holding Corp.                    6,532,695
Traffic Management Group, Inc.                        AbleTelcom Holding Corp.                    4,396,898
Communications Development Group, Inc.                AbleTelcom Holding Corp.                      700,512        11,630,105

Transportation Safety Contractors, Inc.               Traffic Management Group, Inc.                629,636
Transportation Safety Contractors of Virginia, Inc.   Traffic Management Group, Inc.              1,282,931
Georgia Electric Company                              Traffic Management Group, Inc.              2,484,331         4,396,898

Able Communications Services, Inc.                    Telecommunications Services Group, Inc.     1,339,982
Able Integrated Systems, Inc.                         Telecommunications Services Group, Inc.       400,000
Dial Communications, Inc.                             Telecommunications Services Group, Inc.     4,982,510
Telecommunications Services Group, Inc.               H.C. Connell, Inc.                            189,797         6,532,695

Able Wireless Inc.                                    Communications Development Group, Inc.        209,181
Able Telcom International, Inc.                       Communications Development Group, Inc.      2,128,193
Seima Telecomunicacoes Ltda.                          Communications Development Group, Inc.        556,813
Communications Development Group, Inc.                Able Telcom C.A.                            2,193,675           700,512

                                 SCHEDULE 6.23
                                  RESTRICTIONS

                                      None

ABLE TELCOM HOLDING CORP.
PLACES OF BUSINESS

                                 SCHEDULE 6.26

ABLE TELCOM HOLDING CORP.
Main:     1601 Forum Place, Suite 1110
          West Palm Beach, FL  33401

TRANSPORTATION SAFETY CONTRACTORS, INC.
Main:     7750 Professional Place       100-2 South Jackson Ave.
          Tampa, FL  33637              Jacksonville, FL  32220

          4001 North 30th Ave.
          Hollywood, FL  33020


TRANSPORTATION SAFETY CONTRACTORS OF VIRGINIA
Main:     925 Professional Place        9630 North East Drive
          Chesapeeke, VA  23320         Fredricksburg, VA  22408

GEORGIA ELECTRIC COMPANY

          See Attached Schedule

H.C. CONNELL
Main:     400 McCormick St.             199 E. Mountain Lake Cutoff Road
          Leesburg, FL  34748           Lake Wales, FL  33853

          250 East Punken Road          7260 Lot 1 Gardner St.
          Apopka, FL  32712             Winter Park, FL  32792

          999 Celebration Ave.          12433 66th Street North
          Celebration, FL  34747        Largo, FL  33773

          376 W. 7th St.
          Orlando, FL  32824

ABLE COMMUNICATIONS SERVICES
Main:     1150 Bille Avenue
          Winter Springs, FL  32708

ABLE INTEGRATED SYSTEMS                 MAIN:
          317 S. Dillard St.            1267 Old Narcross Rd.
          Winter Garden, FL  34787      Lawrence, GA  30044

          4972 Woodville Hwy., Bldg. 4  2100 Coach Drive
          Tallahassee, FL  32311        McKinney, TX  75069

DIAL COMMUNICATIONS
Main:     4972 Woodville Hwy., Bldg. 4
          Tallahassee, FL 32311

          10159 Tara Blvd., Suite B     2723 Dunnellon Rd., West
          Jonesboro, GA  30236          Dunnellon, FL  34434

          13495 Ponce De Leon Blvd.     1610 NW 55th Place
          Brooksville, FL  34601        Gainesville, FL  32653

          Levy Office Complex #10       Rt. 3, Box 409
          US 19 North                   Lake City, FL  32025
          Chiefland, FL  32526

          538 Brentwood St.             114 Hwy. 207
          Daytona, FL  32117            E. Palatka, FL  32131

                            GEORGIA ELECTRIC COMPANY

                               JOB SITE LOCATIONS

                                    (ASSETS)

ALABAMA:       Georgia Electric Company
               275 Addaco Blvd.
               Mobile, AL  36601

FLORIDA:       Georgia Electric Company
               C/O Dave Robinson
               4000 West San Pedro Street
               Tampa, FL  33629

GEORGIA:       Main Office                M&M Mars
               Georgia Electric Company   Georgia Electric Company
               1412 W. Oakridge Drive     1209 W. Oakridge Drive
               Albany, GA  31707          Albany, GA  31707

NORTH CAROLINA:Georgia Electric Company   Georgia Electric Company
               547 Champion Drive         1325 B North Main Street
               Canton, NC  28716          Salisbury, NC  28144

               Georgia Electric Company
               3220 B Highway 55
               Durham, NC  27713

TENNESSEE:     Georgia Electric Company
               Ponderosa Truck Plaza, exit 175
               9227 Frontage Road N.W.
               Charleston, TN  37310

TEXAS:         Georgia Electric Company    Georgia Electric Company
               12121 N. Weidner Road       12303 Amelia Drive
               San Antonio, TX  78233      Houston, TX  77045

               Georgia Electric Company
               3205 Bishop Drive, Suite 105
               Arlington, TX  76010

                              SCHEDULE 6.26 CON'T.

TELECOMMUNICATIONS SERVICES GROUP, INC.
Main:          1601 Forum Place, Suite 1110
               West Palm Beach, FL  33401

TRAFFIC MANAGEMENT GROUP, INC.
Main:          1601 Forum Place, Suite 1110
               West Palm Beach, FL  33401

COMMUNICATIONS DEVELOPMENT GROUP, INC.
Main:          1601 Forum Place, Suite 1110
               West Palm Beach, FL  33401

ABLE WIRELESS, INC.
Main:          1601 Forum Place, Suite 1110
               West Palm Beach, FL  33401

                                 SCHEDULE 6.30
                          STOCK REDEMPTION OBLIGATIONS

     The Company is obligated to redeem its outstanding shares of Series A Convertible Preferred Stock under certain circumstances, as set forth in the Certificate of Designation with respect thereto which forms a part of the Company's Articles of Incorporation.

                                  SCHEDULE 6.32
                                  INVESTMENTS



                                      None

ABLE TELCOM HOLDING CORP.
REAL ESTATE


                                  SCHEDULE 6.33

ABLE TELECOM HOLDING CORP.
     N/A

TRANSPORTATION SAFETY CONTRACTORS, INC.
     Building -  $450,000; 7750 Professional Place, Tampa, FL  33637
     Land -      $800,000; 7750 Professional Place, Tampa, FL  33637

TRANSPORTATION SAFETY CONTRACTORS OF VIRGINIA
     Building -  $218,000; 9630 Northeast Drive, Fredricksburg, VA  22408
     Land -      $242,000; 9630 Northeast Drive, Fredricksburg, VA  22408

GEORGIA ELECTRIC COMPANY
     N/A

H.C. CONNELL
     N/A

ABLE COMMUNICATIONS SERVICES
     N/A

ABLE INTEGRATED SYSTEMS
     N/A

DIAL COMMUNICATIONS
     N/A


                                 SCHEDULE 6.34

SCHEDULE OF OPERATING LEASES


LESSEE                                     LESSOR                         RENT      EXPIRY    TERM       LOCATION
------                                     ------                         ----      ------    ----       --------
Able Telcom Holding Corp.                  Centurion Tower Limited        5,286               monthly     West Palm Beach, Florida
Transportation Safety Contractors, Inc.    Frank Rosemarie & T. Villella  2,650               monthly     Hollywood, Florida
Transportation Safety Contractors, Inc.    Fred C. Hough                    600               monthly     Jacksonville, Florida
Transportation Safety Contractors of
   Virginia, Inc.                          CNG Industrial Pk. Properties  2,400               monthly     Fredricksburg, Virginia
Georgia Electric Company                   Oakridge Investments           5,000               monthly     Albany, Georgia
Georgia Electric Company                   Lloyd & Karen Nichols          2,400               monthly     Durham, NC
Georgia Electric Company                   State of Alabama                 300               monthly     Montgomery, Alabama
H.C. Connell, Inc.                         H C Connell                    5,136               monthly     Wildwood, Florida
H.C. Connell, Inc.                         Edward Staniewicy              3,881               monthly     St. Petersburg, Florida
H.C. Connell, Inc.                         Eston F. Hall                  1,060               monthly     Maitland, Florida
H.C. Connell, Inc.                         Beverly Madison                  424               monthly     Orlando, Florida
H.C. Connell, Inc.                         Petman Foliage Nursey            519               monthly     Apopka, Florida
Able Communications Services, Inc.         Micro Via                      1,000               monthly     Winter Springs, Florida
Able Integrated Systems, Inc.              Saul Grimes Leasing Co.        1,170               monthly     Winter Garden, Florida
Able Integrated Systems, Inc.              Ernest Burnett                 1,400               monthly     Lawrenceville, Georgia
Able Integrated Systems, Inc.              Dial Communications            2,000               monthly     Tallahassee, Florida
Able Integrated Systems, Inc.              Lumpkin Development            3,080               monthly     Birmingham, Alabama
Dial Communications, Inc.                  Bill Petty John                  500     MTM       monthly     Lake City, Florida
Dial Communications, Inc.                  L.H. & Kathy Danese              636     03/99     monthly     Palatka, Florida
Dial Communications, Inc.                  Griffin Enterprises              750     01/99     monthly     Jonesboro, Georgia
Dial Communications, Inc.                  Plain Dealing Car Care & Pawn    300     MTM       monthly     Plain Dealing, LA
Dial Communications, Inc.                  HM Williams Properties        11,781    09/00      monthly     Tallahassee, Florida
Dial Communications, Inc.                  William E. Newton              3,146     MTM       monthly     Gainesville, Florida
Dial Communications, Inc.                  Leonard Durrance               3,100     MTM       monthly     Daytona Beach, Florida
Dial Communications, Inc.                  Paul Rosser                      850     MTM       monthly     Brooksville, Florida
Dial Communications, Inc.                  Liggett's Inc.(William L. Wynne) 475     10/98     monthly     Chiefland, Florida
Dial Communications, Inc.                  Wesley Rush                      636     MTM       monthly     Dunnellom, Florida

                                SCHEDULE 8.1 (b)
SCHEDULE OF PERMITTED DEBT



                                                                                                                      COLLATERAL
OBLIGOR NAME                               LENDER NAME                    AMOUNT    EXPIRY    TERM(S)    PAYMENT      DESCRIPTION(S)
------------                               -----------                    ------    ------    -------    -------      --------------
Transportation Safety Contractors of
     Virginia                              Central Fidelity Bank          264,503             monthly     1,604       Real Property
H.C. Connell, Inc.                         SunTrust Bank, Central FL      181,900    07/00    monthly     6,272       Specified
                                                                                                                       Machinery and
                                                                                                                       Equipment
H.C. Connell, Inc.                         SunTrust Bank, Central FL       50,000    08/98    monthly                 Specified
                                                                                                                       Machinery and
                                                                                                                       Equipment
Able Communication Services, Inc.          SunTrust Bank, Central FL       72,420             monthly      4,777      Specified
                                                                                                                       Machinery and
                                                                                                                       Equipment
Dial Communications, Inc.                  Ford Motor Credit                4,724    05/99    monthly        321      vehicle
Dial Communications, Inc.                  Ford Motor Credit                4,724    05/99    monthly        321      vehicle
Dial Communications, Inc.                  Ford Motor Credit                4,724    05/99    monthly        321      vehicle
Dial Communications, Inc.                  Ford Motor Credit                4,724    05/99    monthly        321      vehicle
Dial Communications, Inc.                  Ford Motor Credit                4,724    05/99    monthly        321      vehicle
Dial Communications, Inc.                  Ford Motor Credit                4,724    05/99    monthly        321      vehicle
Dial Communications, Inc.                  Ford Motor Credit                8,059    05/99    monthly        502      vehicle
Dial Communications, Inc.                  Ford Motor Credit                8,059    05/99    monthly        502      vehicle
Dial Communications, Inc.                  Ford Motor Credit                7,469    05/99    monthly        522      vehicle
Dial Communications, Inc.                  Ford Motor Credit                7,469    05/99    monthly        522      vehicle
Dial Communications, Inc.                  GMAC                             3,735    09/98    monthly        631      vehicle
Dial Communications, Inc.                  GMAC                             2,930    09/98    monthly        402      vehicle
Dial Communications, Inc.                  First Union National Bank          620    04/98    monthly        620      vehicle
Dial Communications, Inc.                  SunTrust Bank, Central FL          566    03/98    monthly        563      vehicle
Dial Communications, Inc.                  SunTrust Bank, Central FL          993    05/98    monthly        503      vehicle


                                  SCHEDULE 8.2

                            ACTIVE STATE UCC FILINGS
                 ABLE TELCOM HOLDING CORPORATION AND AFFILIATES

        NAME OF DEBTOR                STATE OF FILING           NAME OF SECURED PARTY           FILING DATE           FILING NUMBER
                               (AND COUNTY, IF APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------------
Able Communications Services, Inc.       Florida            Associates Commercial Corporation      12/22/97           970000285706
                                         Florida            Hertz Equipment Rental Corporation      5/16/97           970000106941
                                         Florida            Hertz Equipment Rental Corporation      5/16/97           970000106940
                                         Florida            SunTrust Bank Central Florida NA        1/27/97           970000017984

Able Integrated Systems, Inc.    Georgia(Gwinnett County)   Graybar Financial Services              10/7/97            06797012077

Able Telcom Holding Corporation          Florida            Ikon Office Solution                     3/4/98           980000047058
                                         Florida            Merrill Lynch Business Financial        9/12/96           960000191973
                                                                 Services Inc.
                                         Florida            The CIT Group/Equipment                12/13/91           910000263330
                                                                 Financing, Inc.

Dial Communications Inc.                 Florida            L B Smith Inc.                          3/30/99           980000067862
                                         Florida            L B Smith Inc.                         10/22/97           970000238271
                                         Florida            Miller Electric LFG Co.                10/21/97           970000237716
                                         Florida            Flint Equipment Co.                     8/22/94           940000171695

Georgia Electric Co. Inc.                Alabama            Wilson Equipment Company              10/11/89 (lapsed?)      8910128

H C Connell Inc.                         Florida            L B Smith Inc.                         10/31/97           970000245868
                                         Florida            L B Smith Inc.                          9/29/97           970000219179
                                         Florida            Ditch Witch Trencher Inc of Florida     8/11/97           970000180043
                                         Florida            SunTrust Bank Central Florida NA        6/20/97           970000135555
                                         Florida            Falcon Power Inc.                        6/9/97           970000124717
                                         Florida            Hertz Equipment Rental Corporation      3/25/97           970000062497
                                                                 Inc.
                                         Florida            Hertz Equipment Rental Corporation      3/25/97           970000062496
                                                                 Inc.
                                         Florida            Copytronics Incorporated               10/15/96           960000217430
                                         Florida            Falcon Power Inc. and Falcon Power      8/12/96           960000168659




       NAME OF DEBTOR                STATE OF FILING           NAME OF SECURED PARTY           FILING DATE           FILING NUMBER
                               (AND COUNTY, IF APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------------
H C Connell Inc                          Florida            SunTrust Bank Central Florida          8/9/96            960000166821
                                                            National Association
                                         Florida            Falcon Power Inc and Falcon Power      8/9/96            960000167211
                                         Florida            Falcon Power Inc and Falcon Power      8/1/96            960000160148

Transportation Safety                    Florida            Hertz Equipment Rental Corp.           2/20/97           970000036694
Transportation Safety                    Florida            The CIT Group/Equipment Financing       8/9/96           960000167121
   Contractors Inc.                                              Inc.
                                         Florida            Associates Capital Services Corp.      5/14/96           960000099220
                                         Florida            The CIT Group/Equipment Financing      2/27/96           960000040225
                                                                 Inc.
                                         Florida            The CIT Group/Equipment Financing      1/25/96           960000017384
                                                                 Inc.
                                         Virginia           First Union National Bank              11/2/90              901110415

Multiple Debtors:                        Florida            SunTrust Bank Central Florida NA       2/2/96            960000022594
Able Telcom and
H C Connell Incorporated                 Florida            SunTrust Bank Central Florida NA       2/2/96            960000022592

                                 SCHEDULE 9.11
                            MANAGEMENT SHAREHOLDERS


Name                                                Number of Shares

Jonathan Bratt                                           6,500
John D. Foster                                           1,000
Frazier L. Gaines                                      652,942
Gerry W. Hall                                          129,700
Robert C. Nelles                                        10,000
Gideon D. Taylor                                       777,038
J. Barry Hall                                          129,700

                                  EXHIBIT "A"

                       FORM OF ASSIGNMENT AND ACCEPTANCE


     Reference is made to that certain Senior Secured Revolving Credit Agreement dated as of April 6, 1998 (as may be amended, modified or supplemented to the date hereof, the "Loan Agreement"), among ABLE TELCOM HOLDING CORP., a Florida corporation, as Borrower, the lenders listed on the signature pages thereof ("Lenders"), SUNTRUST BANK, SOUTH FLORIDA NATIONAL ASSOCIATION, as Administrative Agent and BANK OF AMERICA, FSB, as Syndication Agent. Terms defined in the Loan Agreement are used herein with the same meanings.

     1. Assignor (as identified below) hereby sells and assigns to Assignee (as identified below), without recourse against Assignor, and Assignee hereby purchases and assumes from Assignor, without recourse against Assignor, effective as of the Effective Date hereinafter set forth, the interests set forth below (collectively, the "Assigned Interest"), in Assignor's rights and obligations under the Loan Agreement, including without limitation, the below specified Revolving Loan Commitment of Assignor on the Effective Date, and the below specified Revolving Loans owing to Assignor that are outstanding on the Effective Date, together with unpaid interest accrued on the assigned Loans to the Effective Date, and/or the Pro Rata Share of the Assignor's obligation with respect to the Letters of Credit, whether in the form of an Advance or the purchase of the Pro Rata Share of the reimbursement obligation of the Borrower, and the amount (if any) set forth below of the fees referred to in Section 4.5(c) of the Loan Agreement accrued to the Effective Date for the account of Assignor. From and after the Effective Date, (a) Assignee shall be a party to and be bound by the provisions of the Loan Agreement, and to the extent of the interest assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the Credit Documents (except for any such obligations that are due and payable on, or that become due and payable before, the effectiveness of this Assignment and Acceptance), and (b) Assignor shall, to the extent of its interest assigned by this Assignment and Acceptance and otherwise to the extent set forth in the foregoing clause (a), relinquish its rights and be released from its obligations under the Loan Agreement and the Credit Documents.

     2. Each of the Assignor and the Assignee represents, warrants and agrees to and with the other and the Administrative Agent as follows: (a) Assignor warrants that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim and that its Revolving Loan Commitment and the outstanding balances of its Loans under such Facility, without giving effect to assignments thereof which have not become effective, are as set forth below, (b) except as set forth in (a), Assignor makes no representation or warranty and assignees no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any other Credit Document or any insignment or documents furnished pursuant thereto, or the financial condition of the Borrower or any other Credit Party of any of its obligations under the Credit Documents; (c) the Assignee represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (d) Assignee confirms that it has received a copy of the Loan Agreement such financial statements and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (e) Assignee agrees that it will perform its obligations as a Lender under the Credit Documents as required by the terms thereof; and (f) Assignee appoints and authorizes the Administrative Agent to take such actions as agent on its behalf and to exercise such powers under the Loan Agreement and the other Credit Documents as are delegated to the Administrative Agent by the terms of the Credit Documents and as are reasonably incidental thereto.

     3. This Assignment and Acceptance is being delivered to the Administrative Agent, together with (a) the Notes evidencing the Loans included in the Assigned Interest, and (b) a copy of the Assignment and Acceptance after it is duly executed by each of the Assignee and the Assignor.

     4. This Assignment shall be governed by and construed in accordance with the laws of the State of Florida, without regard to the conflict of laws principles thereof.


Date of Assignment:


Legal Name of Assignor:


Legal Name of Assignee:

Assignee's Address (Including Telex and Telecopy Numbers) for Notices:




Assignee's Lending Office:


     Effective Date of Assignment (may not be fewer than five (5)
     Business Days after the date of the Assignment):

LOANS ASSIGNED:


                                                                 PERCENTAGE OF
                                   PRINCIPAL AMOUNT               COMMITMENT
FACILITY                              ASSIGNED                     ASSIGNED
--------                           ----------------              -------------

Revolving Loan                          $                             %
  Facility

Immediately after giving effect to this Assignment:

     The aggregate amount of the Revolving Loan Commitment of Assignor is $ _______________________________.

The aggregate amount of the Revolving Loan Commitment of Assignee is $ _______________________________.


                               [NAME OF ASSIGNOR]


                                By:__________________________________
                                   Name:
                                   Title:
                                   As Assignor



                               [NAME OF ASSIGNEE]



                                By:___________________________________
                                   Name:
                                   Title:
                                   As Assignee

CONSENTED TO:
                                SUNTRUST BANK, SOUTH FLORIDA,
                                NATIONAL ASSOCIATION


                                By:____________________________________
                                   Name:
                                   Title:
                                   As Administrative Agent



                                ABLE TELCOM HOLDING CORP.


                                By:____________________________________
                                   Name:
                                   Title:
                                   As Borrower

                                   EXHIBIT B
                         SUBSIDIARY GUARANTY AGREEMENT


     This SUBSIDIARY GUARANTY AGREEMENT (this "Guaranty"), dated as of April 6, 1998, made by the entities listed on Exhibit "A" attached hereto, each of which is a corporation organized and existing in the jurisdiction set forth in Exhibit "A" (the foregoing corporations individually a "Guarantor" and collectively the "Guarantors"), in favor of SUNTRUST BANK, SOUTH FLORIDA, NATIONAL ASSOCIATION, a national banking association, in its capacity as Administrative Agent for the Lenders at any time parties to the Credit Agreement (as hereinafter defined) (the "Administrative Agent") and each assignee thereof becoming a "Lender" as provided therein (the "Lenders"; the Lenders and the Administrative Agent being individually referred to herein as a "Guaranteed Party" and collectively referred to herein as the "Guaranteed Parties");

                                  WITNESSETH:

     WHEREAS, ABLE TELCOM HOLDING CORP., a Florida corporation (the "Borrower"), the Lenders and the Administrative Agent have entered into that certain Senior-Secured Revolving Credit Agreement dated as of April 6, 1998 (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, and including all schedules, riders, and supplements thereto, the "Credit Agreement"; terms defined therein and not otherwise defined herein being used herein as therein defined);

     WHEREAS, the Borrower owns, directly or indirectly, all of the outstanding capital stock of each of the Guarantors;

     WHEREAS, the Borrower and Guarantors share an identity of interest as members of a consolidated group of companies engaged in substantially similar businesses with the Borrower providing certain centralized financial, accounting and management services to each of the Guarantors by virtue of intercompany advances and loans such that financial accommodations to the Borrower under the Credit Agreement shall inure to the direct and material benefit of each of the Guarantors; and

     WHEREAS, consummation of the transactions pursuant to the Credit Agreement will facilitate expansion and enhance the overall financial strength and stability of the Borrower's entire corporate group, including the Guarantors; and

     WHEREAS, it is a condition precedent to the Lender's obligations to enter into the Credit Agreement and to make extensions of credit thereunder that the Guarantors execute and deliver this Guaranty, and the Guarantors desire to execute and deliver this Guaranty to satisfy such condition precedent;

     NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to enter into and perform their obligations under the Credit Agreement, the Guarantors hereby jointly and severally agree as follows:

     SECTION 1. GUARANTY. The Guarantors hereby jointly and severally, irrevocably, absolutely and unconditionally, guarantee the punctual and full payment when due, whether at stated maturity, by acceleration or otherwise, of all Loans and all other Obligations owing by the Borrower to the Guaranteed Parties, or any of them, jointly or severally under the Credit Agreement, the Notes and the other Credit Documents, including all renewals, extensions, modifications and refinancings thereof, now or hereafter owing, whether for principal, interest, fees, expenses or otherwise, and any and all reasonable out-of-pocket expenses (including reasonable attorneys' fees actually incurred and expenses, whether suit be brought or not, including reasonable attorneys' fees, costs and expenses if appeal is taken) incurred by the Administrative Agent in enforcing any rights under this Guaranty (collectively, the "Guaranteed Obligations"), including without limitation, all interest which, but for the filing of a petition in bankruptcy with respect to the Borrower, would accrue on any principal portion of the Guaranteed Obligations. Any and all payments by the Guarantors hereunder shall be made free and clear of and without deduction for any set-off, counterclaim, or withholding so that, in each case, each Guaranteed Party will receive, after giving effect to any Taxes (as such term is defined in the Credit Agreement, but excluding Taxes imposed on overall net income of the Guaranteed Party to the same extent as excluded pursuant to the Credit Agreement), the full amount that it would otherwise be entitled to receive with respect to the Guaranteed Obligations (but without duplication of amounts for Taxes already included in the Guaranteed Obligations). The Guarantors acknowledge and agree that this is a guarantee of payment when due, and not of collection, and that this Guaranty may be enforced up to the full amount of the Guaranteed Obligations without proceeding against the Borrower, against any security for the Guaranteed Obligations, against any other Guarantor or under any other guaranty covering any portion of the Guaranteed Obligations.

     SECTION 2. GUARANTY ABSOLUTE. The Guarantors guarantee that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Credit Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Guaranteed Party with respect thereto. The liability of each Guarantor under this Guaranty shall be primary, absolute and unconditional in accordance with its terms and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation, the following (whether or not such Guarantor consents thereto or has notice thereof):

         (a) any change in the time, place or manner of payment of, the amount of or in any other term of, all or any of the Guaranteed Obligations, any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Credit Agreement, the other Credit Documents, or any other documents, instruments or agreements relating to the Guaranteed Obligations or any other instrument or agreement referenced to therein or any assignment or transfer of any thereof;

         (b) any lack of validity or enforceability of the Credit Agreement, the other Credit Documents, or any other document, instrument or agreement referred to therein or any assignment or transfer of any thereof;

         (c) any furnishing to the Guaranteed Parties of any additional security for the Guaranteed Obligations, or any sale, exchange, release or surrender of, or realization on, any security for the Guaranteed Obligations;

         (d) any release, adjustment settlement or compromise of any of the Guaranteed Obligations, any security therefor, or any liability of any other party with respect to the Guaranteed Obligations, or any subordination of the payment of the Guaranteed Obligations to the payment of any other liability of the Borrower;

         (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any other Guarantor or the Borrower, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding;

         (f) any nonperfection of any security interest or lien on any collateral, or any amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Guaranteed Obligations;

         (g) any application of sums paid by the Borrower or any other Person with respect to the liabilities of the Borrower to the Guaranteed Parties, regardless of what liabilities of the Borrower remain unpaid;

         (h) any act or failure to act by any Guaranteed Party which may adversely affect a Guarantor's subrogation rights, if any, against the Borrower to recover payments made under this Guaranty; and

         (i) any other circumstance which might otherwise constitute a defense available to, or a discharge or release of, any Guarantor.

If claim is ever made upon any Guaranteed Party for repayment or recovery of any amount or amounts received in payment or, on account of any of the Guaranteed Obligations, and any Guaranteed Party repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over the Guaranteed Party or any of its property, or (b) any settlement or compromise of any such claim effected by the Guaranteed Party with any such claimant (including the Borrower or a trustee in bankruptcy for the Borrower), then and in such event the Guarantors agree that any such judgment, decree, order, settlement or compromise shall be binding on it, notwithstanding any revocation hereof or the cancellation of the Credit Agreement, the other Credit Documents, or any other instrument evidencing any liability of the Borrower, and the Guarantors shall be and remain liable to the Guaranteed Party for the amounts so repaid or recovered to the same extent as if such amount had never originally been paid to the Guaranteed Party.

     SECTION 3. WAIVER. The Guarantors hereby waive notice of acceptance of this Guaranty, notice of any liability to which it may apply, and further waive presentment, demand for payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Guaranteed Parties against, and any other notice to, the Borrower or any other party liable with respect to the Guaranteed Obligations (including the Guarantors or any other Person executing a guaranty of the obligations of the Borrower) and all other defenses, offsets and counterclaims which any Guarantor may at any time have to any claim of any Guaranteed Party against the Borrower.

     SECTION 4. WAIVER OF SUBROGATION. No Guarantor will exercise any rights against the Borrower which it may acquire by way of subrogation or contribution, by any payment made hereunder or otherwise. Each Guarantor hereby expressly waives any claim, right or remedy which such Guarantor may now have or hereafter acquire against the Borrower that arises hereunder and/or from the performance by any Guarantor hereunder, including, without limitation, any claim right or remedy of the Guaranteed Parties against the Borrower or any security which the Guaranteed Parties now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under color of law or otherwise.

     SECTION 5. SEVERABILTY. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 6. AMENDMENTS, ETC. No amendment or waiver of any provision of this Guaranty nor consent to any departure by a Guarantor therefrom shall in any event be effective unless the same shall be in writing executed by the Administrative Agent.

     SECTION 7. NOTICES. All notices and other communications provided for hereunder shall be given in the manner specified in the Credit Agreement (i) in the case of the Administrative Agent, at the address specified for the Administrative Agent in the Credit Agreement, and (ii) in the case of the Guarantors, at the respective addresses specified for such Guarantors in the Credit Agreement.

     SECTION 8. NO WAIVER; REMEDIES. No failure on the part of the Administrative Agent or other Guaranteed Parties to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in any similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or other Guaranteed Parties to any other or further action in any circumstances without notice or demand. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 9. RIGHT OF SET OFF. In addition to and not in limitation of all rights of offset that the Administrative Agent or other Guaranteed Parties may have under applicable law, the Administrative Agent or other Guaranteed Parties shall, upon the occurrence of any Event of Default and whether or not the Administrative Agent or other Guaranteed Parties have made any demand or the Guaranteed Obligations are matured, have the right to appropriate and apply to the payment of the Guaranteed Obligations, all deposits of any Guarantor (general or special, time or demand, provisional or final) then or thereafter held by and other indebtedness or property then or thereafter owing by the Administrative Agent or other Guaranteed Parties to any Guarantor, whether or not related to this Guaranty or any transaction hereunder. The Guaranteed Parties shall promptly notify the relevant Guarantor of any offset hereunder.

     SECTION 10. CONTINUING GUARANTY; BINDING EFFECT; INUREMENT. This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty and the termination of all of the Commitiments, (ii) be binding upon each Guarantor, its successors and assigns, and (iii) inure to the benefit of and be enforceable by the Administrative Agent, its successors, transferees and assigns, for the benefit of the Guaranteed Parties.

     SECTION 11. GOVERNING LAW; SUBMISSION TO JURISDICTION; FULL FAITH AND CREDIT; WAIVER OF JURY TRIAL.

         (a) TO THE EXTENT THAT ANY GUARANTEED PARTY OBTAINS ANY JUDGMENT AGAINST ANY GUARANTOR UNDER THIS GUARANTY, THE GUARANTORS DO HEREBY AGREE THAT SUCH JUDGMENT SHALL BE ENTITLED TO "FULL FAITH AND CREDIT" WITH THE SAME FORCE AND EFFECT AS IF SUCH JUDGMENT WAS RENDERED AGAINST SUCH GUARANTOR BY A COURT OR OTHER TRIBUNAL LOCATED IN THE DOMICILE OF SUCH GUARANTOR, IF DIFFERENT FROM THAT IN WHICH SUCH JUDGMENT IS RENDERED. THE GUARANTORS HEREBY AGREE TO THE VALIDITY AND ENFORCEABILIY OF ANY SUCH JUDGMENT AND SHALL NOT SEEK TO CHALLENGE OR "GO BEHIND" THE FACE OF SUCH JUDGMENT.

         (b) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF FLORIDA.

         (c) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR OTHERWISE RELATED HERETO MAY BE BROUGHT IN THE CIRCUIT COURT OF PALM BEACH COUNTY OF THE STATE OF

     FLORIDA OR ANY OTHER COURT OF THE STATE OF FLORIDA OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF FLORIDA, AND, BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH GUARANTOR HEREBY CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE JURISDICTION OF THE AFORESAID COURTS. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS IN RESPECT OF THIS GUARANTY OR ANY DOCUMENT RELATED THERETO. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY LENDER OR THE ADMINISTRATIVE AGENT TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY GUARANTOR IN ANY OTHER JURISDICTION.


         (d) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH ANY CREDIT DOCUMENT OR ANY MATTER ARISING IN CONNECTION HEREUNDER OR THEREUNDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS TO EXTEND CREDIT TO OR OTHERWISE BECOME OR REMAIN A CREDITOR OF THE BORROWER. FURTHER, GUARANTORS HEREBY CERTIFY THAT NO REPRESENTATIVE OF THE AGENTS OR LENDERS NOR ANY COUNSEL FOR THE AGENTS OR LENDERS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENTS OR LENDERS WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT OF JURY TRIAL PROVISION. NO REPRESENTATIVE OF THE AGENTS OR LENDERS NOR COUNSEL FOR THE AGENTS OR LENDERS HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.

         (e) GUARANTORS FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO EACH GUARANTOR AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. GUARANTORS HEREBY IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION THEY MAY HAVE TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY

     ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS IN RESPECT OF THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT.

         (f) NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT, ANY LENDER, ANY HOLDER OF A NOTE OR ANY CREDIT PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST A GUARANTOR IN ANY OTHER JURISDICTION.

     SECTION 12. SUBORDINATION OF THE BORROWER'S OBLIGATIONS TO THE
GUARANTORS. As an independent covenant, each Guarantor hereby expressly covenants and agrees for the benefit of the Administrative Agent and other Guaranteed Parties that all obligations and liabilities of the Borrower to such Guarantor of whatsoever description including, without limitation, all intercompany receivables of such Guarantor from the Borrower ("Junior Claims") shall be subordinate and junior in right of payment to all obligations of the Borrower to the Administrative Agent and other Guaranteed Parties under the terms of the Credit Agreement and the other Credit Documents ("Senior Claims").

     If an Event of Default shall occur, then, unless and until such Event of Default shall have been cured, waived, or shall have ceased to exist, no direct or indirect payment (in cash, property, securities by setoff or otherwise) shall be made by the Borrower to any Guarantor on account of or in any manner in respect of any Junior Claim except such payments and distributions the proceeds of which shall be applied to the payment of Senior Claims.

     In the event of a Proceeding (as hereinafter defined), all Senior Claims shall first be paid in full before any direct or indirect payment or distribution (in cash, property, securities by setoff or otherwise) shall be made to any Guarantor on account of or in any manner in respect of any Junior Claim except such payments and distributions the proceeds of which shall be applied to the payment of Senior Claims. For the purposes of the previous sentence, "Proceeding" means the Borrower or any Guarantor shall commence a voluntary case concerning itself under the Bankruptcy Code or any other applicable bankruptcy laws; or any involuntary case is commenced against the Borrower or any Guarantor; or a custodian (as defined in the Bankruptcy Code or any other applicable bankruptcy laws) is appointed for, or takes charge of, all or any substantial part of the property of the Borrower or any Guarantor, or the Borrower or any Guarantor commences any other proceedings under any reorganization arrangement, adjustment of debt relief of debtor, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or any Guarantor, or any such proceeding is commenced against the Borrower or any Guarantor, or the Borrower or any Guarantor is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower or any Guarantor suffers any appointment of any custodian or the like for it or any substantial part of its property; or the Borrower or any Guarantor makes a general assignment for the benefit of creditors; or the Borrower or any Guarantor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Borrower or any Guarantor shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts;

or the Borrower or any Guarantor shall by any act or failure to act indicate its consent to approval of or acquiescence in any of the foregoing; or any corporate action shall be taken by the Borrower or any Guarantor for the purpose of effecting any of the foregoing.

     In the event any direct or indirect payment or distribution is made to a Guarantor in contravention of this Section 12, such payment or distribution shall be deemed received in trust for the benefit of the Administrative Agent and other Guaranteed Parties and shall be immediately paid over to the Administrative Agent for application against the Guaranteed Obligations in accordance with the terms of the Credit Agreement.

     Each Guarantor agrees to execute such additional documents as the Administrative Agent may reasonably request to evidence the subordination provided for in this Section 12.

     SECTION 13. JUDGMENT CURRENCY.

         (a) The Guarantors' obligations hereunder to make payments in a particular currency (the "Obligation Currency") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Guaranteed Parties of the full amount of the Obligation Currency expressed to be payable under this Guaranty or the Credit Agreement. If for the purpose of obtaining or enforcing judgment against any Guarantor in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "Judgment Currency") an amount due in the Obligation Currency, the conversion shall be made at the currency equivalent determined, in each case, as on the day immediately preceding the day on which the judgment is given (such Business Day being hereafter referred to as the "Judgment Currency Conversion Date").

         (b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the Guarantors covenant and agree to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

         (c) For purposes of determining the currency equivalent for this Section, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

         (d) If the Obligation Currency is U.S. Dollars, the currency equivalent shall be the Dollar Equivalent.

     SECTION 14. AUTOMATIC ACCELERATION IN CERTAIN EVENTS. Upon the occurrence of an Event of Default specified in Article 9 of the Credit Agreement, all Guaranteed Obligations shall automatically become immediately due and payable by the Guarantors, without notice or other action on the part of the Administrative Agent or other Guaranteed Parties, and regardless of whether payment of the Guaranteed Obligations by the Borrower has then been accelerated. In addition, if any event of the types described in Article 9 of the Credit Agreement should occur with respect to any Guarantor, then the Guaranteed Obligations shall automatically become immediately due and payable by such Guarantor, without notice or other action on the part of the Administrative Agent or other Guaranteed Parties, and regardless of whether payment of the Guaranteed Obligations by the Borrower has then been accelerated.

     SECTION 15. SAVINGS CLAUSE.

         (a) It is the intent of each Guarantor and the Guaranteed Parties that each Guarantor's maximum obligations hereunder shall be, but not in excess of:

              (i) in a case or proceeding commenced by or against such Guarantor under the Bankruptcy Code on or within one year from the date on which any of the Guaranteed Obligations are incurred, the maximum amount which would not otherwise cause the Guaranteed Obligations (or any other obligations of such Guarantor to the Guaranteed Parties) to be avoidable or unenforceable against such Guarantor under (A) Section 548 of the Bankruptcy Code or (B) any state fraudulent transfer or fraudulent conveyance act or statute applied in such case or proceeding by virtue of Section 544 of the Bankruptcy Code; or

              (ii) in a case or proceeding commenced by or against such Guarantor under the Bankruptcy Code subsequent to one year from the date on which any of the Guaranteed Obligations are incurred, the maximum amount which would not otherwise cause the Guaranteed Obligations (or any other obligations of the Guarantor to the Guaranteed Parties) to be avoidable or unenforceable against such Guarantor under any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding by virtue of
         Section 544 of the Bankruptcy Code; or

              (iii) in a case or proceeding commenced by or against such Guarantor under any law, statute or regulation other than the Bankruptcy Code (including, without limitation, any other bankruptcy, reorganization, arrangement, moratorium, readjustment of debt, dissolution, liquidation or similar debtor relief laws), the maximum amount which would not otherwise cause the Guaranteed Obligations (or any other obligations of such Guarantor to the Guaranteed Parties) to be avoidable or unenforceable against such Guarantor under such law, statute or regulation including, without limitation, any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding.

(The substantive laws under which the possible avoidance or unenforceability of the Guaranteed Obligations (or any other obligations of such Guarantor to the Guaranteed Parties) shall be determined in any such case or proceeding shall hereinafter be referred to as the "Avoidance Provisions").

         (b) To the end set forth in Section 15(a), but only to the extent that the Guaranteed Obligations would otherwise be subject to avoidance under the Avoidance Provisions if such Guarantor is not deemed to have received valuable consideration, fair value or reasonably equivalent value for the Guaranteed Obligations, or if the Guaranteed Obligations would render the Guarantor insolvent, or leave the Guarantor with an unreasonably small capital to conduct its business, or cause the Guarantor to have incurred debts (or to have intended to have incurred debts) beyond its ability to pay such debts as they mature, in each case as of the time any of the Guaranteed Obligations are deemed to have been incurred under the Avoidance Provisions and after giving effect to contribution as among Guarantors, the maximum Guaranteed obligations for which such Guarantor shall be liable hereunder shall be reduced to that amount which, after giving effect thereto, would not cause the Guaranteed Obligations (or any other obligations of such Guarantor to the Guaranteed Parties), as so reduced, to be subject to avoidance under the Avoidance Provisions. This Section 15(b) is intended solely to preserve the rights of the Guaranteed Parties hereunder to the maximum extent that would not cause the Guaranteed Obligations of any Guarantor to be subject to avoidance under the Avoidance Provisions, and neither such Guarantor nor any other Person shall have any right or claim under this Section 15 as against the Guaranteed Parties that would not otherwise be available to such Person under the Avoidance Provisions.

         (c) None of the provisions of this Section 15 are intended in any manner to alter the obligations of any holder of Subordinated Debt or the rights of the holders of "senior indebtedness" as provided by the terms of the Subordinated Debt. Accordingly, it is the intent of each of the Guarantors that, in the event that any payment or distribution is made with respect to the Subordinated Debt prior to the payment in full of the Guaranteed Obligations by virtue of the provisions of this Section 15, in any case or proceeding of the kinds described in clauses (i)-(iii) of
     Section 15(a), the holders of the Subordinated Debt shall be obligated to pay or deliver such payment or distribution to or for the benefit of the Guaranteed Parties. Furthermore, in respect of the Avoidance Provisions, it is the intent of each Guarantor that the subrogation rights of the holders of Subordinated Debt with respect to the obligations of the Guarantor under this Guaranty, be subject in all respects to the provisions of Section 15(b).

     SECTION 16. INFORMATION. Each of the Guarantors assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Guaranteed Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

     SECTION 17. REPRESENTATIONS AND WARRANTIES. Each Guarantor represents and warrants as to itself that all representations and warranties relating to it contained in Article 6 of the Credit Agreement are true and correct.

     SECTION 18. SURVIVAL OF AGREEMENT. All agreements, representations and warranties made herein shall survive the execution and delivery of this Guaranty and the Credit Agreement, the making of the Loans and the execution and delivery of the Notes and the other Credit Documents.

     SECTION 19. COUNTERPARTS. This Guaranty and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     SECTION 20. CURRENCY OF PAYMENT. All payments to be made by the Guarantors hereunder shall be made in the relevant currency or currencies in which the Guaranteed Obligations are denominated in immediately available funds. If any Guarantor is unable for any reason to effect payment of any of the Guaranteed Obligations in the currency in which such Guaranteed Obligations are denominated, the Guaranteed Partes may, at their option, require such payment to be made in the Dollar Equivalent of such currency. If in any case where any of the Guarantors shall make any such payment in the Dollar Equivalent, the Guarantors agree to hold the Guaranteed Parties harmless from any loss incurred by the Lenders arising from any change in the value of Dollars in relation to such currency between the date such payment became due and the date of payment thereof.

     SECTION 21. ADDITIONAL GUARANTORS. Upon execution and delivery by any Subsidiary of the Borrower of an instrument in the form of Exhibit L to the Credit Agreement such Subsidiary of the Borrower shall become a Guarantor hereunder with the same force and effect as if originally named a Guarantor herein (each an "Additional Guarantor"). The execution and delivery of any such instrument shall not require the consent of any Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any Additional Guarantor as a party to this Guaranty.

     IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                                   GUARANTORS:

ATTEST:                            TELECOMMUNICATION SERVICES
                                   GROUP, INC., a Florida corporation

______________________             By:________________________________

                                   Print Name:________________________

                                   Title: ____________________________

ATTEST:                            ABLE INTEGRATED SYSTEMS, INC., a
                                   Florida corporation

____________________               By:______________________________

                                   Print Name:______________________

                                   Title:___________________________


ATTEST:                            ABLE COMMUNICATION SERVICES, INC.,
                                   a Florida corporation

_____________________              By:______________________________

                                   Print Name:______________________

                                   Title:___________________________


ATTEST:                            H.C. CONNELL, INC., a Florida corporation

_____________________              By: ____________________________

                                   Print Name:_____________________

                                   Title: _________________________


ATTEST:                            DIAL COMMUNICATIONS, INC., a Florida
                                   corporation

______________________             By:_____________________________

                                   Print Name:_____________________

                                   Title: _________________________


ATTEST:                            TRAFFIC MANAGEMENT GROUP, INC.,
                                   a Florida corporation

_____________________              By:____________________________

                                   Print Name:____________________

                                   Title: ________________________

 ATTEST:                           TRANSPORTATION SAFETY
                                   CONTRACTORS, INC., a Florida corporation

_______________________            By:____________________________

                                   Print Name: ___________________

                                   Title:_________________________


 ATTEST:                           TRANSPORTATION SAFETY
                                   CONTRACTORS OF VIRGINIA, INC., a
                                   Virginia corporation

_________________________          By: ___________________________

                                   Print Name: ___________________

                                   Title: ________________________


 ATTEST:                           GEORGIA ELECTRIC COMPANY, a Georgia
                                   corporation

__________________________         By: ___________________________

                                   Print Name: ___________________

                                   Title: ________________________


ATTEST:                            COMMUNICATIONS DEVELOPMENT
                                   GROUP, INC., a Florida corporation

_____________________________      By: __________________________

                                   Print Name:___________________

                                   Title: _______________________


ATTEST:                            ABLE WIRELESS, INC., a Florida corporation

______________________________     By: ____________________________

                                   Print Name: ____________________

                                   Title: _________________________

                                    EXHIBIT C

                                     FORM OF
                             CONTRIBUTION AGREEMENT


     CONTRIBUTION AGREEMENT dated as of April 6, 1998 (this "Contribution Agreement") by and among ABLE TELCOM HOLDING CORP., a Florida corporation (the "Borrower"), each of the Subsidiaries of the Borrower listed on the signature pages hereof (collectively, and together with any successors, referred to herein individually as a "Guarantor" and collectively as "Guarantors") and SUNTRUST BANK, SOUTH FLORIDA, NATIONAL ASSOCIATION, as Administrative Agent (the "Administrative Agent"), in its capacity as agent for the Lenders identified on the signature pages to the Credit Agreement (as defined below) and each assignee thereof becoming a "lender" as provided therein (the "Lenders") for the purpose of establishing rights and obligations of contribution among the Guarantors in connection with the Guaranty Agreement (as such term is defined below).


                                    RECITALS

     WHEREAS, the Borrower, the Lenders and the Administrative Agent have entered into that certain Senior Secured Revolving Credit Agreement dated as of April 6, 1998 (as it may hereafter be amended, restated, modified, or supplemented from time to time, the "Credit Agreement") capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement);

     WHEREAS, the obligation of Lenders to lend under the Credit Agreement is conditioned on, among other things, the provision of a Contribution Agreement in the form hereof;

     WHEREAS, Guarantors and Administrative Agent have entered into the Subsidiary Guaranty Agreement dated as of even date herewith (the "Guaranty Agreement") pursuant to which such Guarantors have agreed to guarantee all the obligations of the Borrower pursuant to the Credit Agreement and all other Guaranteed Obligations (as defined in the Guaranty Agreement);

     WHEREAS, as a result of transactions contemplated by the Credit Agreement, Guarantors will benefit from the Guaranteed Obligations and in consideration thereof desire to enter into this Contribution Agreement to provide a fair and equitable arrangement to make contributions in the event payments are made under the Guaranty Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, each Guarantor and Administrative Agent hereby agree as follows:

     SECTION 1. INDEMNITY AND SUBROGATION. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3), the Borrower agrees that (a) in the event a payment shall be made by any Guarantor under the Guaranty Agreement in respect of the obligations of the Borrower under the terms of the Credit Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and
(b) in the event any assets of any Guarantor shall be sold pursuant to any stock pledge agreement or similar instrument or agreement to satisfy a claim of any Guaranteed Party (as defined in the Guaranty Agreement), the Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold. Each Guarantor has waived its rights to subrogation, pursuant to Section 4 of the Guaranty Agreement.

     SECTION 2. CONTRIBUTION AND SUBROGATION. Each Guarantor agrees (subject to
Section 3) that in the event a payment shall be made by any Guarantor under the Guaranty Agreement or assets of any Guarantor shall be sold pursuant to any Security Document or similar instrument or agreement to satisfy a claim of any Guaranteed Party, and such Guarantor (the "Claiming Guarantor") shall not have been indemnified by the Borrower as provided in Section 1, each other Guarantor (a "Contributing Guarantor") shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, multiplied by a fraction, the numerator of which shall be the consolidated net worth of the Contributing Guarantor on the date hereof detained in accordance with generally accepted accounting principles, and the denominator of which shall be the sum of the consolidated net worth of all the Guarantors on the date hereof determined in accordance with generally accepted accounting principles. Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 2 shall be subrogated to the rights of such Claiming Guarantor under Section 1 to the extent of such payment.

     SECTION 3. SUBORDINATION. Notwithstanding any provision of this Agreement to the contrary (i) all rights of the Guarantors under Sections 1 and 2 and all other rights of indemnity or contribution under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full of the Guaranteed Obligations (as defined in the Guaranty Agreement), and (ii) no such rights shall be exercised until all of the Guaranteed Obligations shall have been irrevocably paid in full and the Credit Agreement shall have been irrevocably terminated. If any amount shall be paid to any Guarantor on account of such indemnity or contribution rights at any time when all of the Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Guaranteed Parties (as defined in the Guaranty Agreement) and shall forthwith be paid to the Administrative Agent to be credited and applied upon the Guaranteed Obligations, whether matured or ummatured, in accordance with the terms of the Credit Agreement. No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 1 and 2 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to the Guaranty Agreement, and each Guarantor shall remain liable for the fall amount of the obligations of such Guarantor under such Guaranty Agreement.

     SECTION 4. ALLOCATION. If at any time there exists more than one Claiming Guarantor with respect to the Guaranty Agreement, then payment from other Guarantors pursuant to this Contribution Agreement shall be allocated among such Claiming Guarantors in proportion to the total amount of money paid for or on account of the Guaranteed Obligations by each such Claiming Guarantor pursuant to the Guaranty Agreement.

     SECTION 5. PRESERVATION OF RIGHTS. This Contribution Agreement shall not limit or affect any right which any Guarantor may have against any other Person that is not a party hereto.

     SECTION 6. SUBSIDIARY PAYMENT. The amount of contribution payable under this Contribution Agreement by any Guarantor with respect to the Guaranty Agreement shall be reduced by the amount of any contribution paid hereunder by a Subsidiary of such Guarantor with respect to the Guaranty Agreement.

     SECTION 7. ASSET SALE. If all of the stock of any Guarantor shall be sold or otherwise disposed of (including by merger or consolidation) in an asset sale not prohibited by the Credit Agreement or otherwise consented to by the Administrative Agent and the Required Lenders under the Credit Agreement, the agreements of such Guarantor hereunder shall automatically be discharged and released without any further action by such Guarantor and shall be assumed in full by the corporation which prior to such asset sale or consent owned the stock of such Guarantor, effective as of the time of such asset sale or consent. The Borrower shall cause any such corporation which is not a Guarantor to become a party to this Contribution Agreement and the Guaranty Agreement unless otherwise agreed in writing by the Administrative Agent and the Required Lenders.

     SECTION 8. EQUITABLE ALLOCATION. If as a result of any reorganization, recapitalization or other corporate change in the Borrower or any of its Subsidiaries, or as a result of any amendment, waiver or modification of the terms and conditions governing the Guaranty Agreement or any of the Guaranteed Obligations, or for any other reason, the contributions under this Contribution Agreement become inequitable, the parties hereto shall promptly modify and amend this Contribution Agreement to provide for an equitable allocation of contributions. All such modifications and amendments shall be in writing and signed by all parties hereto.

     SECTION 9. ASSET OF PARTY TO WHICH CONTRIBUTION AND INDEMNIFICATION ARE OWING. The parties hereto acknowledge that the right to contribution and indemnification hereunder shall each constitute an asset in favor of the party to which such contribution or indemnification is owing.

     SECTION 10. SUCCESSORS AND ASSIGNS; AMENDMENTS. This Contribution Agreement shall be binding upon each party hereto and its respective successors and assigns and shall inure to the benefit of the parties hereto and their respective successors and assigns. None of any Guarantors rights or any interest therein under this Contribution Agreement Agent may be assigned or transferred without the written consent of the Administrative Agent. In the event of any such transfer or assignment of rights by any Guarantor, the rights and privileges herein conferred upon that Guarantor shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This Contribution Agreement shall not be amended without the prior written consent of the Administrative Agent.

     SECTION 11. TERMINATION. This Contribution Agreement, as it may be modified or amended from time to time, shall remain in effect, and shall not be terminated as to the Guaranty Agreement, until the Guaranty Agreement has been discharged or otherwise satisfied in accordance with its terms.

     SECTION 12. CHOICE OF LAW. THIS CONTRIBUTION AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

     SECTION 13. COUNTERPARTS. This Contribution Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

     SECTION 14. ADDITIONAL GUARANTORS. Upon execution and delivery, after the date hereof, by Administrative Agent and a Subsidiary of the Borrower of a Supplement to Contribution Agreement in the form of Exhibit "M" to the Credit Agreement, such Subsidiary of the Borrower shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

     SECTION 15. SEVERABILITY. In case any provision in or obligation under this Contribution Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality or enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     SECTION 16. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including telegraphic or telecopy communication) and mailed, telegraphed, telecopied or delivered, if to any Guarantor, addressed to it at the address set forth for such party in the Credit Agreement. All such notices and other communications shall be given and deemed to have been received as provided by the terms of the Credit Agreement.

     SECTION 17. GOVERNING LAW; SUBMISSION TO JURISDICTION; FULL FAITH AND CREDIT; WAIVER OF JURY TRIAL.

     (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH

AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF FLORIDA.

     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE CIRCUIT COURT OF PALM BEACH COUNTY, FLORIDA, OR ANY OTHER COURT OF THE STATE OF FLORIDA OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF FLORIDA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GUARANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.

     (c) TO THE EXTENT THAT ANY AGENT OR LENDER OBTAINS ANY JUDGMENT AGAINST ANY GUARANTOR UNDER ANY CREDIT DOCUMENT, GUARANTORS DO HEREBY AGREE THAT SUCH JUDGMENT SHALL BE ENTITLED TO "FULL FAITH AND CREDIT" WITH THE SAME FORCE AND EFFECT AS IF SUCH JUDGMENT WAS RENDERED AGAINST THE GUARANTOR BY A COURT OR OTHER TRIBUNAL LOCATED IN THE DOMICILE OF THE GUARANTOR IF DIFFERENT FROM THAT IN WHICH SUCH JUDGMENT IS RENDERED. GUARANTORS HEREBY AGREE TO THE VALIDITY AND ENFORCEABILITY OF ANY SUCH JUDGMENT AND SHALL NOT SEEK TO CHALLENGE OR "GO BEHIND" THE FACE OF SUCH JUDGMENT.

     (d) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH ANY CREDIT DOCUMENT OR ANY MATTER ARISING IN CONNECTION HEREUNDER OR THEREUNDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS TO EXTEND CREDIT TO OR OTHERWISE BECOME OR REMAIN A CREDITOR OF THE BORROWER. FURTHER, GUARANTORS HEREBY CERTIFY THAT NO REPRESENTATIVE OF THE AGENTS OR LENDERS NOR ANY COUNSEL FOR THE AGENTS OR LENDERS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENTS OR LENDERS WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT OF JURY TRIAL PROVISION. NO REPRESENTATIVE OF THE AGENTS OR LENDERS NOR COUNSEL FOR THE AGENTS OR LENDERS HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.

     (e) GUARANTORS FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING
OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO EACH GUARANTOR AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. GUARANTORS HEREBY IRREVOCABLY WAIVE ANY

OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION THEY MAY HAVE TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS IN RESPECT OF THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT.

     (t) NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT, ANY LENDER, ANY HOLDER OF A NOTE OR ANY CREDIT PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST A GUARANTOR IN ANY OTHER JURISDICTION.

     IN WITNESS WHEREOF, the Borrower, the Guarantors, and the Administrative Agent have duly executed this Contribution Agreement as of the day and year first above written.

                                   BORROWER:

ATTEST                             ABLE TELCOM HOLDING CORP., a Florida
                                   corporation

___________________                By: ________________________________

                                   Print Name: ________________________
                                   Title: President


                                   SUBSIDIARIES:

ATTEST:                            TELECOMMUNICATION SERVICES
                                   GROUP, INC., a Florida corporation

____________________                By: _______________________________

                                    Print Name: _______________________

                                    Title:_____________________________


ATTEST:                             ABLE INTEGRATED SYSTEMS, INC., a
                                    Florida corporation

____________________                By: _______________________________

                                    Print Name: _______________________

                                    Title: ____________________________

ATTEST:                             ABLE COMMUNICATION SERVICES, INC.,
                                    a Florida corporation

____________________                By: _______________________________

                                    Print Name: _______________________

                                    Title: ____________________________


ATTEST:                             H.C. CONNELL, INC., a Florida corporation

____________________                By: _______________________________

                                    Print Name: _______________________

                                    Title: ____________________________


ATTEST:                             DIAL COMMUNICATIONS, INC., a Florida
                                    corporation

____________________                By: _______________________________

                                    Print Name: _______________________

                                    Title: ____________________________


ATTEST:                             TRAFFIC MANAGEMENT GROUP, INC.,
                                    a Florida corporation

____________________                By: _______________________________

                                    Print Name: _______________________

                                    Title: ____________________________


ATTEST:                             TRANSPORTATION SAFETY
                                    CONTRACTORS, INC., a Florida corporation

____________________                By: ______________________________ By:

                                    Print Name: ______________________

                                    Title: ___________________________

ATTEST:                               TRANSPORTATION SAFETY
                                      CONTRACTORS OF VIRGINIA, INC., a
                                      Virginia corporation

____________________                  By:______________________________  By:

                                      Print Name: _____________________

                                      Title: __________________________


ATTEST:                               GEORGIA ELECTRIC COMPANY, a Georgia
                                      corporation

____________________                  By:______________________________  By:

                                      Print Name: _____________________

                                      Title: __________________________

ATTEST:                               COMMUNICATIONS DEVELOPMENT
                                      GROUP, INC., a Florida corporation

____________________                  By:______________________________  By:

                                      Print Name: _____________________

                                      Title: __________________________

ATTEST:                               ABLE WIRELESS, INC., a Florida corporation

____________________                  By: _____________________________  By:

                                      Print Name: _____________________

                                      Title:___________________________

                                      LENDER:

                                      SUNTRUST BANK, CENTRAL FLORIDA,
                                      NATIONAL ASSOCIATION, individually and
                                      as Administrative Administrative Agent



                                      By: _____________________________
                                      __________________, Vice President

                                   EXHIBIT D
                            THE INTERNATIONAL GROUP


COMMUNICATIONS DEVELOPMENT GROUP, INC.
Jurisdiction of incorporation or organization:  Florida
Owned by:  the Company

ABLE TELCOM INTERNATIONAL, INC.
Jurisdiction of incorporation or organization:  Florida
Owned by: the Company


ABLE TELCOM C.A.
Jurisdiction of incorporation or organization:  Venezuela
Owned by:  80% owned by the Company

SEIMA TELECOMUNICACOES LTDA.
Jurisdiction of incorporation or organization:  Brazil
Owned by:  75% owned by the Company

NEUROTECHNOLOGY, INC.
Jurisdiction of incorporation or organization:  Florida
Owned by:  Communications Development Group, Inc.

TELECOMUNICATIONS TECHNOLOGIES INC., TTH, C.A.
Jurisdiction of incorporation or organization:  Venezuela
Owned by:  80% owned by the Company

ABLE TELCOM DO BRASIL EMPREENDIMENTOS E PARTICIPACOES LTDA
Jurisdiction of incorporation or organization:  Brazil
Owned by:  99% owned by the Company

INVERSIONES ABLE TELCOM HOLDING CORPORATION S.A.
Jurisdiction of incorporation or organization:  Chile
Owned by:  the Company

                                   EXHIBIT "E"
                                     FORM OF
                              REVOLVING CREDIT NOTE


________________, 1998                                     $ __________________
                                                  ___________, ________________

     FOR VALUE RECEIVED, the undersigned, ABLE TELCOM HOLDING CORP., a Florida corporation (the "Borrower"), promises to pay to the order of ____________, a _________________, (the "Bank") at __________________ ___________________, the
principal office of the Bank at or at such other place as the holder hereof may designate by notice in writing to Borrower, in immediately available funds in lawful money of the United States of America, on the sooner of (i) the Termination Date (as defined in the Agreement hereinafter described), or (ii) acceleration of this indebtedness as hereinafter provided, the lesser of (i) the principal sum of _______________ ($____________) or (ii) so much thereof as shall have been from time to time disbursed hereunder by the Bank in accordance with that certain Senior Secured Revolving Credit Agreement dated as of ________________, 1998 (as amended, modified or supplemented, the "Agreement") by and among the Borrower, the Bank, and the other Lenders which are parties thereto from time to time, and not theretofore repaid as reflected on the records of the Administrative Agent.

     In addition to principal, Borrower agrees to pay interest on the principal amounts disbursed hereunder from time to time from the date of each disbursement until paid at such simple rates of interest per annum and upon such dates as provided for in the Agreement. Interest shall accrue on the outstanding principal balance from the date hereof up to and through the date on which all principal and interest hereunder is paid in full, and shall be computed on the basis provided in the Agreement. Such interest is to be paid to the Administrative Agent as provided in the Agreement.

     This Revolving Credit Note ("Note") evidences a loan incurred pursuant to the terms and conditions of the Agreement to which reference is hereby made for a full and complete description of such terms and conditions. All capitalized terms used in this Note shall have the same meanings as set forth in the Agreement.

     Upon the occurrence of an Event of Default, Bank shall have a right of set-off against any deposit balances of Borrower in the possession of the Bank and the Bank may apply the same against payment of this Note or any other indebtedness of Borrower to the Bank. The payment of any indebtedness evidenced by this Note prior to the Termination Date or demand shall not affect the enforceability of this Note as to any future, different or other indebtedness incurred hereunder by the Borrower. In the event the indebtedness evidenced by this Note is collected by legal action or through an attorney-at-law, the Bank shall be entitled to recover from Borrower all costs of collection, including, without limitation, reasonable attorneys' fees if collected by or through an attorney-at-law.

     Borrower acknowledges that the actual crediting of the amount of any disbursement under the Agreement to an account of Borrower shall, in the absence of manifest error, constitute presumptive evidence of such disbursement and that such advance was made and borrowed under the Agreement. Such account records shall constitute, in the absence of manifest error, presumptive evidence of principal amounts outstanding and the payments made under the Agreement at any time and from time to time, provided that the failure of Bank or any holder hereof to record in such account the type or amount of any advance shall not affect the obligation of the undersigned to repay such amount together with interest thereon in accordance with this Note and the Agreement.

     Upon the existence or occurrence of any Event of Default as defined in the Agreement, the principal and all accrued interest hereof shall automatically become, or may be declared, due and payable in the manner and with the effect provided in the Agreement.

     Prepayment of the Note in part or in whole is permitted subject to the conditions set forth in the Agreement.

     Failure or forbearance of Bank to exercise any right hereunder, or otherwise granted by the Agreement or by law, shall not affect or release the liability of Borrower hereunder, and shall not constitute a waiver of such right unless so stated by Bank in writing. This Note shall be deemed to be made under, and shall be construed in accordance with and governed by, the laws of the State of Florida. Time is of the essence of this Note.

     PRESENTMENT FOR PAYMENT, NOTICE OF DISHONOR AND PROTEST ARE HEREBY WAIVED.

     THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF FLORIDA.

     ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE CIRCUIT COURT OF PALM BEACH COUNTY, FLORIDA, OR ANY OTHER COURT OF THE STATE OF FLORIDA OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF FLORIDA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, BORROWER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.

     TO THE EXTENT THAT ANY AGENT OR LENDER OBTAINS ANY JUDGMENT AGAINST BORROWER UNDER ANY CREDIT DOCUMENT, BORROWER DOES HEREBY AGREE THAT SUCH JUDGMENT SHALL BE ENTITLED TO "FULL FAITH AND CREDIT" WITH THE SAME FORCE AND

EFFECT AS IF SUCH JUDGMENT WAS RENDERED AGAINST THE BORROWER BY A COURT OR OTHER TRIBUNAL LOCATED IN THE DOMICILE OF THE BORROWER, IF DIFFERENT FROM THAT IN WHICH SUCH JUDGMENT IS RENDERED. BORROWER HEREBY AGREES TO THE VALIDITY AND ENFORCEABILITY OF ANY SUCH JUDGMENT AND SHALL NOT SEEK TO CHALLENGE OR "GO BEHIND" THE FACE OF SUCH JUDGMENT.

     TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH ANY CREDIT DOCUMENT OR ANY MATTER ARISING IN CONNECTION HEREUNDER OR THEREUNDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS TO EXTEND CREDIT TO OR OTHERWISE BECOME OR REMAIN A CREDITOR OF THE BORROWER. FURTHER, BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OF THE AGENTS OR LENDERS NOR ANY COUNSEL FOR THE AGENTS OR LENDERS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENTS OR LENDERS WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT OF JURY TRIAL PROVISION. NO REPRESENTATIVE OF THE AGENTS OR LENDERS NOR COUNSEL FOR TITLE AGENTS OR LENDERS HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.

     BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO BORROWER AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION IT MAY HAVE TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS IN RESPECT OF THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT.

NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT, ANY LENDER, ANY HOLDER OF A NOTE OR ANY CREDIT PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY OTHER JURISDICTION.

     Executed under hand and seal of the Borrower as of the day and year first above written on this ________________ day of _______________, 1998.

                                   ABLE TELCOM HOLDING CORP.

                                   By:____________________________

                                   Name:__________________________

                                   Title:_________________________


                                ACKNOWLEDGEMENT


STATE OF ___________)
COUNTY OF __________)


     On this the day______ of ________, 1998, personally appeared the of Able Telcom Holding Corp., a Florida corporation, and before me, executed this Revolving Credit Note in the principal amount of ______________ ($____________), payable to ____________________________.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                _________________________________________
                                Signature of Notary Public, State of __________

                                __________________________________________
                                (Print, Type or Stamp Commissioned Name of
                                Notary Public) Personally known _; OR Produced identification _____________
                                Type of identification produced:

                                __________________________________________
                                (Notary Seal)

                                    EXHIBIT F

                                     FORM OF
                               SECURITY AGREEMENT


     THIS SECURITY AGREEMENT (the "Security Agreement") made and entered into this _________ day of __________________, 1998 by and among:

     ABLE TELCOM HOLDING CORP., a Florida corporation, 1601 Forum Place, Suite 1110, West Palm Beach, Florida 33401 (hereinafter referred to as the "Borrower") and TELECOMMUNICATION SERVICES GROUP, INC., a Florida corporation, ABLE INTEGRATED SYSTEMS, INC., a Florida corporation, ABLE COMMUNICATION SERVICES, INC., a Florida corporation, H.C. CONNELL, INC., a Florida corporation, DIAL COMMUNICATIONS, INC., a Florida corporation, TRAFFIC MANAGEMENT GROUP, INC., a Florida corporation, TRANSPORTATION SAFETY CONTRACTORS, INC., a Florida corporation, TRANSPORTATION SAFETY CONTRACTORS OF VIRGINIA, INC., a Virginia corporation, GEORGIA ELECTRIC COMPANY, a Georgia corporation, COMMUNICATIONS DEVELOPMENT GROUP, INC., a Florida corporation, and ABLE WIRELESS, INC., a Florida corporation (hereinafter individually referred to as a "Subsidiary," and collectively referred to as the "Subsidiaries"),

                                       and

     SUNTRUST BANK, SOUTH FLORIDA, NATIONAL ASSOCIATION, a national banking association, (the "Administrative Agent"), individually and in its capacity as agent for banks and other lending institutions parties to the Loan Agreement (as hereinafter defined), and BANK OF AMERICA, FSB, individually and as Syndication Agent (the "Syndication Agent"), and each assignee thereof becoming a "Lender" as provided therein (hereinafter individually referred to as a Lender and collectively referred to the "Lenders").

                              W I T N E S S E T H:

     WHEREAS, the Borrower, the Lenders and the other banks signatories thereto from time to time, and the Administrative Agent, individually and as agent, are parties to a Senior Secured Revolving Credit Agreement, dated as of __________________, 1998 (as hereinafter amended, modified or supplemented, the "Loan Agreement"); and except as otherwise defined herein, terms used herein and defined in the Loan Agreement shall be used herein as so defined therein;

     WHEREAS, it is a condition precedent to the extension of credit under the Loan Agreement that the Borrower and the Subsidiaries grant to the Administrative Agent an enforceable and perfected security interest in certain collateral as hereinafter set forth.

     NOW, THEREFORE, the Borrower and the Subsidiaries agree with the Administrative Agent and the Lenders as follows:

     1. DEFINITIONS. As used in this Security Agreement, the following terms and conditions shall have the meanings set forth below:

     "ACCOUNT DEBTOR" shall mean any person who is obligated on an Account or Chattel Paper.

     "LIABILITIES" shall mean any and all of the following:

     (a) Principal and interest and all other monies due or to become due under the Promissory Notes, including any extensions or renewals thereof.

     (b) Any and all other liabilities or obligations, primary, secondary, direct, contingent, sole, joint or several, due or to become due, or which may be hereafter contracted or acquired of the Borrower to the Administrative Agent and the Lenders under or pursuant to the Credit Documents including, but not limited to, any and all loans or other advances, whether obligatory or otherwise, which the Administrative Agent, on behalf of the Lenders, may, but is not obligated to, make to the Borrower at any time in the future.

     (c) All other monies (in addition to principal and interest) due or to become due the Administrative Agent or any Lender from the Borrower including, but not limited to, all costs and expenses including attorney's fees which the Administrative Agent or any Lender is entitled or permitted for any reason whatsoever to recover under any statute, promissory note or agreement, including but not limited to, this Security Agreement and the Promissory Notes. As used herein and elsewhere in this Security Agreement, costs and expenses, including attorney's fees, shall include costs and expenses incurred by the Administrative Agent or any Lender in proceeding against the Collateral or against the Borrower or any Subsidiary and shall include costs and expenses, including attorney's fees, which the Administrative Agent or any Lender may incur or become liable for as a result of enforcing any of its rights and privileges under this Security Agreement, whether in any initial suit or an appeal therefrom.

     (d) Any future advances that the Administrative Agent, on behalf of the Lenders, may make to the Borrower, under or pursuant to the Credit Documents whether discretionary or obligatory, provided, however, that Administrative Agent shall be under no duty whatsoever by virtue of this Security Agreement to make any such future advances whatsoever to the Borrower. In the event the Administrative Agent subsequent to the date of this Security

Agreement makes any advances to the Borrower, said advances shall conclusively be deemed to be and shall be future advances under this subparagraph and within the definition of Liabilities as defined herein.

     "LICENSES" shall mean any license agreement under which the Borrower or any Subsidiary is or becomes licensed to use a patent or trademark and any license agreement under which the Borrower or any Subsidiary shall license any third party to use any Patent or Trademark of the Borrower or any Subsidiary.

     "PLACES OF BUSINESS" shall mean any location at which the Borrower or any Subsidiary conducts its business, including, but not limiting to, the storage of Inventory, all of which are set forth in Exhibit "A" attached hereto.

     "PROCEEDS" shall mean all cash and non-cash proceeds received upon the sale, exchange, collection or other disposition of the Collateral, including but not limited to insurance payable by reason of loss or damage to Collateral; PROVIDED, HOWEVER, that nothing in this definition shall in and of itself be construed to grant the Borrower or any Subsidiary any authority whatsoever to sell or otherwise dispose of the Collateral.

     "PROMISSORY NOTES" shall mean, collectively, those certain Revolving Credit Notes executed by the Borrower in favor of the Lenders dated April 6, 1998 in the aggregate face amount of $25,000,000.00 and any and all amendments, supplements, renewals, increases or replacements thereof.

     "TRADEMARKS" shall mean trademarks, service marks, trademark registrations, trade names and trademark and trade name registrations and applications (whether state or federal), and renewals thereof, and all income royalties, damages and payments now and hereafter due and/or payable under all trademarks and trademark applications, including, without limitation, damages and payments for past or future infringements thereof.

     "UCC" shall mean the Florida Uniform Commercial Code as set forth in Chapters 671 through 680, Florida Statutes, as the same may be amended from time to time.

Other capitalized terms not otherwise defined herein or elsewhere in this Security Agreement shall have the meanings set forth in the Loan Agreement.

     2. COLLATERAL. As used in this Security Agreement, the term "Collateral" shall mean

     (a) the property described in subparagraphs (a) and (b) of the definition of Collateral in the Loan Agreement;

     (b) to the extent not encumbered above, all of the right, title and interest of the Borrower and each Subsidiary, whether now owned or hereinafter acquired, in and to the goods or other property represented by or securing the Accounts, Chattel Paper and Instruments;

     (c) all rights of the Borrower and each Subsidiary as an unpaid lien or, including stoppage in transit, replevin and reclamation;

     (d) all monies, bank accounts, balances, credits, deposits collections, drafts, bills, notes, securities, and other property of every kind and nature (whether tangible or intangible) now owned or hereafter acquired by the Borrower and each Subsidiary and at any time in that actual or constructive possession of (or in transit to) the Administrative Agent or the Syndication Agent or their correspondents or agents in any capacity or for any purpose;

     (e) all, books, records, ledger cards and other property relating to (a) through (d) above, including computer programs, tapes and related software; and

     (f) all Proceeds and products of (a) through (e) above.

     3. GRANT OF SECURITY INTEREST. To secure the payment of all Liabilities to the Administrative Agent and the Lenders, the Borrower and the Subsidiaries do hereby each grant to the Administrative Agent a security interest in each and all of the Collateral.

     4. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Borrower and the Subsidiaries do hereby represent and warrant to and covenant with the Administrative Agent and the Lenders as follows:

     (a) That the Borrower and each of the Subsidiaries is the absolute owner of the Collateral free and clear of all liens and security interests whatsoever except for (i) the security interest granted the Administrative Agent by this Security Agreement, and (ii) the Permitted Liens.

     (b) That the Collateral will be used solely for business purposes.

     (c) That the Collateral will be kept at the address for the Borrower and each Subsidiary as set forth at the beginning of this Security Agreement, or at the other Places of Business of the Borrower and each Subsidiary, and that except in the ordinary course of business or as otherwise provided under the Loan Agreement neither the Borrower nor any Subsidiary shall remove the Collateral from said location without the prior written consent of the Administrative Agent and the Required Lenders.

     (d) That except for Permitted Liens the Borrower and each Subsidiary will defend the Collateral against the claims and demands of all persons at any time claiming the same or any interest therein.

     (e) That by virtue of a Security Agreement and the perfection of said security interest in accordance with the provisions of paragraph 7 hereof, the Administrative Agent has a valid, enforceable, perfected and first security interest in the Collateral subject only to the Permitted Liens, as they presently exist as of the date of this Security Agreement or are hereafter incurred.

     (f) That except (i) for the Permitted Liens, and (ii) as otherwise permitted under the Loan Agreement, neither the Borrower nor any Subsidiary has granted or shall grant to any person other than the Administrative Agent a security interest in or other interest or claim in the Collateral.

     (g) That except (i) for financing statements to perfect the Permitted Liens, and as otherwise permitted under the Loan Agreement, there is not now and will not be filed in the future in any jurisdiction, any financing statement listing any person other than the Administrative Agent and the Lenders as a secured party covering any or all of the Collateral.

     (h) That neither the Borrower nor any Subsidiary will:

         (i) permit any liens, security interests, or other encumbrances of any nature whatsoever, other than (A) the Permitted Liens, (B) any security interest in favor of the Administrative Agent, and (C) as expressly permitted in the Loan Agreement to attach to any of the Collateral; or

         (ii) permit any of the Collateral to be levied upon under legal process, or permit anything to be done that may impair the value of any of the Collateral or the security intended to be afforded by this Security Agreement.

     (i) That the parties intend that none of the Collateral shall become fixtures and the Borrower and each Subsidiary shall take such actions as may be reasonable and necessary to prevent the Collateral from becoming a fixture (and it is expressly covenanted, warranted and agreed that the Collateral, and any part thereof, whether affixed to any realty or not, shall be and remain personal property), or to become an accession to other goods or property.

     (j) That neither the Borrower nor any Subsidiary will sell, transfer, lease or otherwise dispose of any of the Collateral or any interest therein or offer to do so without the prior written consent of the Administrative Agent and the Required Lenders provided, however, that as long as the Borrower or such Subsidiary is not in default under this Security Agreement, it may (i) sell its Inventory in the normal and ordinary course of its business (ii) replace its Equipment due to depreciation and obsolescence and (iii) sell Collateral so long as the proceeds are used to acquire replacement property of equal value which comprises Collateral subject to the Security Interest.

     (k) That neither the Borrower nor any Subsidiary will use the Collateral or permit the Collateral to be used in violation of any statute or ordinance, the result of which could have a Material Adverse Affect and the Borrower and each Subsidiary shall further comply with all statutes, regulations and ordinances applicable to the use or its ownership of the Collateral and to its business except as otherwise provided in the Loan Agreement.

     (l) That the Borrower and each Subsidiary will pay promptly when due all taxes and assessments upon the Collateral or for its use or operation or upon any note or notes or other writing evidencing the Liabilities, or any of them except, in each case, the validity and amount of which is being contested in good faith by appropriate proceedings and adequate reserves are maintained with respect thereto.

     (m) That during the term of this Security Agreement, the Borrower and each Subsidiary shall (i) cause to be maintained on the Collateral hazard insurance in the manner required under the Loan Agreement, (ii) cause the Administrative Agent to be noted as a loss payee under said policies of insurance, and (iii) promptly deliver to the Administrative Agent said policy of insurance along with a certificate reflecting the Administrative Agent as a loss payee and providing for not less than thirty (30) days notice to the Administrative Agent prior to expiration or cancellation of same, and the Administrative Agent shall be entitled to retain in its possession said policies or certificates.

     (n) That at its option, the Administrative Agent may discharge taxes, liens, security interests or encumbrances at any time levied upon or placed on the Collateral, including, but not limited to, any Permitted Liens, may pay for insurance on the Collateral, and may pay for the maintenance and preservation of the Collateral provided, however, the Administrative Agent shall be under no duty or obligation to do so. The Borrower and each Subsidiary agrees to immediately reimburse the Administrative Agent on demand for any such payments made or any expenses incurred by the Administrative Agent together with interest at the Default Rate specified in the Loan Agreement.

     (o) That the Borrower's principal Place of Business is the address specified in the preamble to this Security Agreement and it will promptly give the Administrative Agent written notice of any change thereof, provided, however, that said principal Place of Business may not be removed from the County where the Borrower is now located without the prior written consent of the Administrative Agent and the Required Lenders and the delivery to the Administrative Agent of such additional documents as may be required by the Administrative Agent and the Required Lenders to continue the perfection of the Security Interests granted hereunder. The Borrower further represents and warrants that all of its business records, including those pertaining to the Collateral owned by it, shall be kept at the above stated address. The Administrative Agent shall have the right at all times to review, examine and make abstracts from said business records.

     (p) That each Subsidiary's principal Place of Business is at the address specified in Exhibit "A" attached to this Security Agreement and it will promptly give the Administrative Agent written notice of any change thereof, provided, however, that said principal place of business may not he removed from the County where the Subsidiary is now located without thirty (30) days prior written notice to the Administrative Agent and the Required Lenders and the delivery to the Administrative Agent and the Required Lenders of such additional documents as may be required by the Administrative Agent and the Required Lenders to continue the perfection of the Security Interest granted hereunder. Each Subsidiary further represents and warrants that all of its business records, including those pertaining to all the Collateral owned by it, shall be kept at the above stated address. The Administrative Agent shall have the right at all times to review, examine and make abstracts from said business records.

     (q) That until the occurrence of an Event of Default, the Administrative Agent shall have the right at all times upon reasonable notice and during normal business hours to inspect and examine the Collateral and to make schedules and listings thereof.

     (r) That upon the occurrence of an Event of Default and thereafter until such time as the Administrative Agent and the Required Lenders have consented in writing to the cure thereof, the Administrative Agent shall have the right at all times to inspect and examine the Collateral and to make schedules and listings thereof.

     (s) That the Borrower and the Subsidiaries will maintain the Collateral in good condition and repair, ordinary wear and tear excepted, and shall undertake and perform such other functions as may be necessary to keep and maintain the Collateral in good condition and repair, ordinary wear and tear excepted.

     (t) That the Borrower and the Subsidiaries, as the case may be, shall at all times pay and keep current all Permitted Debt secured by Permitted Liens and shall not default thereunder.

All of the foregoing representations, warranties and covenants shall be true and correct throughout the term of this Security Agreement and shall be fulfilled and maintained by the Borrower and each Subsidiary throughout the term hereof.

     5. DEFAULT. The occurrence of one or more of the following events shall constitute a default in this Security Agreement:

     (a) The occurrence of an Event of Default by Borrower under the Loan Agreement.

     (b) The failure of the Borrower or any Subsidiary to keep, observe or perform any term or condition of this Security Agreement required hereunder to be kept, observed or performed by the Borrower or such Subsidiary.

     (c) The making or furnishing by the Borrower or any Subsidiary to the Administrative Agent of any representation, warranty or covenant in connection with this Security Agreement which is false in any material respect.

     (d) The occurrence of a default or Event of Default by Borrower or any Subsidiary under any other Credit Document.

A default under this Security Agreement shall constitute a default under the terms and conditions of all promissory notes then existing and executed by the Borrower in favor of the

Administrative Agent and the Lenders and shall also be and constitute a default under all promissory notes and other agreements then existing and which evidence in any way any Liability to the Administrative Agent and the Lenders including, but not limited to, any other loan documents or loan agreement between the Borrower and the Administrative Agent and/or the Lenders.

     6. RIGHTS UPON DEFAULT. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent shall have and may exercise any or all of the following lights (subject to the provisions of the UCC and other applicable law):

         (a) To declare the Liabilities, or any of them (notwithstanding any provision thereof), immediately due and payable without demand or notice of any kind and the same thereupon shall immediately become due and payable without demand or notice, and from and after the date of default the amount due on the Liabilities shall from and thereafter bear interest at the Default Rate.

         (b) To exercise from time to time any and all rights and remedies of a secured party under the UCC and any and all rights and remedies available to it under any other applicable law.

         (c) To request the Borrower and each Subsidiary to assemble at its expense the Collateral and make it available to the Administrative Agent at a reasonably convenient place designated by the Administrative Agent and, upon making of said request, the Borrower and each Subsidiary shall promptly comply with said request.

         (d) To give notice to and make demand upon all Account Debtors to make payments directly to the Administrative Agent on all Accounts.

         (e) To seize and take possession of the Collateral and dispose of same under the UCC and, in such case, if any notice is required under applicable law the giving of five (5) days written notice to the Borrower or any Subsidiary, as the case may be, at its address set forth herein shall constitute reasonable notice to same. If either the Borrower or any Subsidiary wishes to change its address at which said notice is to be given, the burden shall be upon the Borrower or such Subsidiary to so notify the Administrative Agent in writing and unless and until said notice is given, all notices sent to the Borrower or to such Subsidiary at the address set forth herein shall be effective and valid notice. If an Event of Default shall have occurred, the Borrower and each Subsidiary expressly authorize the Administrative Agent to enter upon all property owned by the Borrower or such Subsidiary for the purpose of taking into custody and seizing any and all of the Collateral. In the event of repossession of any or all of the Collateral, the Borrower and each Subsidiary authorizes the Administrative Agent to take into his possession any personal property found in or on the Collateral and to hold the same until claimed by the Borrower or such Subsidiary and in the event such personal property is not claimed within a reasonable time (not greater than five (5) days) by the Borrower or by such Subsidiary, the Administrative Agent may dispose of such other personal property in the same manner as the Collateral is disposed of and to apply the proceeds resulting therefrom to the Liabilities.

         (f) To immediately offset against the Liabilities all other monies due or to become due the borrower or any Subsidiary from the Administrative Agent or any Lender, whether said monies are due or are to become due under this Security Agreement, or any other relationship whatsoever between the Borrower and any Subsidiary.

         (g) To exercise such other remedies as are provided in any other Credit Document or under applicable law.

All proceeds resulting from the disposition of any of the Collateral or the exercise by the Administrative Agent or any Lender of any of its rights under this Security Agreement shall be applied without any marshaling of assets
(i) first to the expenses of retaking and preparing the Collateral for sale including expenses of sale, (ii) next to other costs and reasonable attorneys' fees incurred by the Administrative Agent in exercising its rights under this Security Agreement, (iii) next to the payment of interest and/or principal due on the Liabilities and obligations other than the Hedging Agreements, as the Administrative Agent may determine, (iv) next to the payment of interest, principal or other amounts due under the Hedging Agreements, (v) next to establish a cash collateral account to secure any obligation of the Borrower to reimburse the Administrative Agent in the event any Letter of Credit is then outstanding to any extent, which amount shall be equal to the undrawn amount of the Letter of Credit and (vi) finally to any other moneys due the Administrative Agent or any Lender from the Borrower. Should any deficiency result after disposition of the Collateral, the Credit Parties shall remain liable therefor.

     7. PERFECTION. In order to perfect the security interest in the Collateral granted to the Administrative Agent by the Borrower and the Subsidiaries hereunder, the Borrower and each Subsidiary agree to execute and deliver to the Administrative Agent any and all documents which are, in the opinion of the Administrative Agent or its counsel, necessary so as to perfect said security interest including, but not limited to, execution of appropriate UCC-1 financing statements to be filed with the Florida Secretary of State and with the appropriate filing officer in such other jurisdictions where any of the Collateral is or may be located.

     The Borrower and each Subsidiary further authorize the Administrative Agent, to the extent the Borrower or a Subsidiary has failed to do so immediately after request by the Administrative Agent, to file, in jurisdictions where this authorization will be given effect, financing statements signed only by the Administrative Agent describing the Collateral in the same manner as it is described herein, and, from time to time, at the request of the Administrative Agent, the Borrower and each Subsidiary will execute one or more financing statements and such other documents (and pay the cost of filing and recording same in all public offices deemed reasonably necessary or desirable by the Administrative Agent) and do such other acts and things, all as the Administrative Agent and the Lenders may reasonably request to establish and maintain a valid, enforceable and perfected security interest in the Collateral (free of all other liens and claims whatsoever except for the Permitted Liens) to secure payment of the Liabilities including, without limitation, the deposit with the Administrative Agent of any certificate of title applicable to any of the Collateral and notation thereon of the security interest hereunder along with any necessary documents including notices of liens. At the request of the Administrative

Agent, this Security Agreement executed by the Borrower and each of the Subsidiaries, or a photocopy thereof, shall be deemed to be a financing statement authorized to be filed in such jurisdictions where such filing will be given effect.

     The Borrower shall pay all costs of filing any financing statement and all other costs of perfecting the security interest granted hereunder.

     8. OTHER DOCUMENTS. During the term of this Security Agreement, the Borrower and each Subsidiary agrees to execute any and all other documents which are, in the opinion of the Administrative Agent or its counsel, necessary to carry out the terms and conditions of this Security Agreement including the granting of a perfected, valid and enforceable security interest in the Collateral to the Administrative Agent.

     9. NOTICE. All notices under this Security Agreement shall be given and be effective in the manner specified in the Loan Agreement.

     10. POWER OF ATTORNEY. The Borrower and the Subsidiaries do hereby appoint the Administrative Agent as their attorney-in-fact to execute any and all documents which the Borrower or the Subsidiaries are required to execute under the Security Agreement including, but not limited to, all financing statements and other documents which the Borrower or the Subsidiaries are obligated to execute and deliver under the provisions of paragraph 7 hereof, and the Borrower and the Subsidiaries further appoint the Administrative Agent as their attorney-in-fact to endorse in their names all checks, drafts and other instruments representing or constituting payments made on the Collateral and which are made or delivered to the Administrative Agent in accordance with this Security Agreement. The power of attorney granted herein shall be irrevocable until such time as the Liabilities have been paid in full and the Lenders have no other obligations whatsoever to make any Loans or Advances under the Loan Agreement and shall be deemed coupled with an interest.

     11. TERM. This Security Agreement and the rights and privileges granted hereunder to the Administrative Agent shall continue and remain in full force and effect until (i) all Liabilities have been paid in full, (ii) the Borrower has no further right to obtain any Advances or other disbursements from the Administrative Agent or the Lenders, (iii) all Obligations have been paid, and
(iv) the Lenders have no further obligations to make any further Loans or Advances under the Loan Agreement. At such time as all of the foregoing conditions have been met, the Administrative Agent shall execute and deliver to the Borrower a termination statement in regard to any financing statement that relates to the Collateral and take such other actions as shall be reasonably necessary to reflect the termination of the Administrative Agent's Liens. Until all the conditions set forth above regarding the term of this Security Agreement have been met, this Security Agreement shall continue to secure all Liabilities.

     12. TIME. Time is of the essence of this Security Agreement.

     13. WAIVER. No waiver by the Administrative Agent of any default shall operate as o waiver of any other default or of the same default on a future occasion. No delay or omission on the part of the Administrative Agent in exercising any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Administrative Agent of any right or remedy shall include any other or further exercise thereof or the exercise of any other right or remedy. To the extent permitted by law, the Borrower and the Subsidiaries further waive all notices whatsoever that the Borrower and the Subsidiaries may be entitled to under any contract or statute including presentiment, notice of dishonor, protest or notice of protest.

     14. MISCELLANEOUS. The provisions of this Security Agreement are cumulative and are in addition to the provisions of the other Loan Documents and the Administrative Agent and the Lenders shall have all the benefits, rights and remedies afforded by such other Loan Documents. If more than one party shall execute this Security Agreement, the terms "Borrower," "Subsidiary," and "Subsidiaries" will mean all parties signing this Security Agreement and each of them, and all such parties shall be jointly and severally obligated and liable hereunder. The singular pronoun, when used herein, shall include masculine and feminine. All rights of Administrative Agent hereunder shall inure to the benefit of its successors and assigns and all duties or obligations of the Administrative Agent shall bind its successors and assigns and all duties or obligations of the Borrower and the Subsidiaries hereunder shall bind the heirs, executors, administrators, successors and assigns of the Borrower and each Subsidiary.

     15. GOVERNING LAW. This Security Agreement has been delivered in the State of Florida and shall be construed in accordance with and governed by the laws of Florida.

     16. SEVERABILITY. Whenever possible, each provision of this Security Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

     17. DOCUMENTARY STAMPS. The Borrower shall pay all documentary stamps, intangible tax, and other taxes and penalties due on any notes evidencing any of the Liabilities and the Borrower further agrees to indemnify and hold Administrative Agent and the Lenders harmless from and against any and all such documentary stamps, intangible taxes and penalties.

     18. NO THIRD PARTY BENEFICIARIES. It is the intent and understanding of the Borrower, the Subsidiaries, and the Administrative Agent that this Security Agreement is solely between them and for their benefit and, accordingly, no party other than the Borrower, the Subsidiaries, the Administrative Agent and the Lenders shall have any rights or privileges under this Security Agreement either as third party beneficiaries or otherwise.

     19. COSTS AND ATTORNEYS FEES. In the event of any default under this Security Agreement or the exercise by the Administrative Agent of any of its rights hereunder, the Borrower shall promptly pay to the Administrative Agent all such out-of-pocket costs and expenses, including reasonable attorneys fees as shall be incurred by the Administrative Agent. All such costs and expenses, including reasonable attorneys fees, shall further be deemed to be within the term "Liability" and secured by the Collateral. As used in this Security Agreement, costs and attorneys fees shall mean costs and attorneys fees incurred in any suit, including any appeal therefrom in any bankruptcy proceeding. Thus, any said expenses incurred by the Administrative Agent in asserting or protecting any of its rights under this Security Agreement or any other Credit Document shall be within the term "Liability" and secured by the Collateral.

     20. CONSTRUCTION OF SECURITY AGREEMENT. In the event it becomes necessary to interpret or construe the terms and conditions of this Security Agreement, no preference or weight shall be given to who prepared or drafted this Security Agreement as it is the understanding of the parties hereto that both parties had a full right to negotiate and discuss the preparation and drafting of this Security Agreement.

     21. GOVERNING LAW; SUBMISSION TO JURISDICTION; FULL FAITH AND CREDIT; WAIVER OF JURY TRIAL.

          (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF FLORIDA.

          (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE CIRCUIT COURT OF PALM BEACH COUNTY, FLORIDA, OR ANY OTHER COURT OF THE STATE OF FLORIDA OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF FLORIDA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OBLIGOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.

          (c) TO THE EXTENT THAT ANY AGENT OR LENDER OBTAINS ANY JUDGMENT AGAINST ANY OBLIGOR UNDER ANY CREDIT DOCUMENT, OBLIGORS DO HEREBY AGREE THAT SUCH JUDGMENT SHALL BE ENTITLED TO "FULL FAITH AND CREDIT" WITH THE SAME FORCE AND EFFECT AS IF SUCH JUDGMENT WAS RENDERED AGAINST THE OBLIGOR BY A COURT OR OTHER TRIBUNAL LOCATED IN THE DOMICILE OF THE OBLIGOR, IF DIFFERENT FROM THAT IN WHICH SUCH JUDGMENT IS RENDERED. OBLIGORS HEREBY AGREE TO THE VALIDITY AND ENFORCEABILITY OF ANY SUCH JUDGMENT AND SHALL NOT SEEK TO CHALLENGE OR "GO BEHIND" THE FACE OF SUCH JUDGMENT.

          (d) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OBLIGOR HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH ANY CREDIT DOCUMENT OR ANY MATTER ARISING IN CONNECTION

     HEREUNDER OR THEREUNDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS TO EXTEND CREDIT TO OR OTHERWISE BECOME OR REMAIN A CREDITOR OF THE BORROWER, FURTHER, OBLIGORS HEREBY CERTIFY THAT NO REPRESENTATIVE OF THE AGENTS OR LENDERS NOR ANY COUNSEL FOR THE AGENTS OR LENDERS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENTS OR LENDERS WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT OF JURY TRIAL PROVISION. NO REPRESENTATIVE OF THE AGENTS OR LENDERS NOR COUNSEL FOR THE AGENTS OR LENDERS HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.

          (e) OBLIGORS FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO EACH OBLIGOR AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. OBLIGORS HEREBY IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION THEY MAY HAVE TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS IN RESPECT OF THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT.

          (f) NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT, ANY LENDER, ANY HOLDER OF A NOTE OR ANY CREDIT PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST AN OBLIGOR IN ANY OTHER JURISDICTION.

     22. ADDITIONAL SUBSIDIARIES. Upon execution and delivery by any Subsidiary of the Borrower of an instrument in the form of Exhibit G to the Loan Agreement, such Subsidiary of the Borrower shall become a Subsidiary hereunder with the same force and effect as if originally named a Subsidiary herein (each an "Additional Subsidiary"). The execution and delivery of any such instrument shall not require the consent of the Borrower or any Subsidiary hereunder. The rights and obligations of each Subsidiary hereunder shall remain in full force and effect notwithstanding the addition of any Additional Subsidiary as a party to this Security Agreement.

     23. COMPLETE AGREEMENT. This Security Agreement constitutes the complete agreement between the parties in regard to the matters set forth herein and this Security Agreement may not be altered, amended or otherwise modified except by a writing signed by the person to be charged by said alteration, amendment or modification. This requirement that this Security Agreement may not be altered, amended or modified except by a writing, may not itself be waived except by a writing.

     IN WITNESS WHEREOF, the Borrower and each Subsidiary has executed this Security Agreement as of the date and year first above written.

                                        BORROWER:

ATTEST                                  ABLE TELCOM HOLDING CORP., a Florida
                                        corporation

________________________________        By: ____________________________________
                                        Print Name: ____________________________
                                        Title: _________________________________

                                        SUBSIDIARIES:

ATTEST                                  TELECOMMUNICATION SERVICES
                                        GROUP, INC., a Florida corporation

________________________________        By: ____________________________________
                                        Print Name: ____________________________
                                        Title: _________________________________

ATTEST                                  ABLE INTEGRATED SYSTEMS, INC., a
                                        Florida corporation

________________________________        By: ____________________________________
                                        Print Name: ____________________________
                                        Title: _________________________________

ATTEST                                  ABLE COMMUNICATION SERVICES, INC.,
                                        a Florida corporation

________________________________        By: ____________________________________
                                        Print Name: ____________________________
                                        Title: _________________________________

ATTEST                                  H.C. CONNELL, INC., a Florida
                                        corporation

________________________________        By: ____________________________________
                                        Print Name: ____________________________
                                        Title: _________________________________

ATTEST                                  DIAL COMMUNICATIONS, INC., a Florida
                                        corporation

________________________________        By: ____________________________________
                                        Print Name: ____________________________
                                        Title: _________________________________

ATTEST                                  TRAFFIC MANAGEMENT GROUP, INC.,
                                        a Florida corporation

________________________________        By: ____________________________________
                                        Print Name: ____________________________
                                        Title: _________________________________

ATTEST                                  TRANSPORTATION SAFETY
                                        CONTRACTORS, INC., a Florida corporation

________________________________        By: ________________________________ By:
                                        Print Name: ____________________________
                                        Title: _________________________________

ATTEST                                  TRANSPORTATION SAFETY
                                        CONTRACTORS OF VIRGINIA, INC., a
                                        Virginia corporation

________________________________        By: ____________________________________
                                        Print Name: ____________________________
                                        Title: _________________________________

ATTEST                                  GEORGIA ELECTRIC COMPANY, a Georgia
                                        corporation

________________________________        By: ____________________________________
                                        Print Name: ____________________________
                                        Title: _________________________________

ATTEST                                  COMMUNICATIONS DEVELOPMENT
                                        GROUP, INC., a Florida corporation

________________________________        By: ____________________________________
                                        Print Name: ____________________________
                                        Title: _________________________________

ATTEST                                  ABLE WIRELESS, INC., a Florida
                                        corporation

________________________________        By: ____________________________________
                                        Print Name: ____________________________
                                        Title: _________________________________

                                        LENDERS:

                                        SUNTRUST BANK, CENTRAL FLORIDA,
                                        NATIONAL ASSOCIATION, individually and
                                        as Administrative Agent

                                        By: ____________________________________
                                        ________________________, Vice President

                                        BANK OF AMERICA, FSB, individually and
                                        as Syndication Agent

                                        By: ____________________________________
                                        ________________________, Vice President

                                   EXHIBIT A

                               PLACES OF BUSINESS

ADDRESS                                                             LEASED/OWNED

                                   EXHIBIT G

                                    FORM OF
                        SUPPLEMENT TO SECURITY AGREEMENT

     SUPPLEMENT NO.___ dated as of ____________________, 199__, to the SECURITY AGREEMENT dated as of April 6, 1998 (the "Security Agreement") by and among
ABLE TELCOM HOLDING CORP., a Florida corporation ("the Borrower"), the parties listed on Schedule A attached hereto (together with any successors, referred to herein individually as a "Guarantor" and collectively as "Guarantors") and SUNTRUST BANK, SOUTH FLORIDA, NATIONAL ASSOCIATION, individually and as Administrative Agent (the "Administrative Agent"), BANK OF AMERICA, FSB, individually and as Syndication Agent for the Lenders parties to the Senior Secured Revolving Credit Agreement dated as of April 6, 1998, among the Borrower, the Lenders and the Administrative Agent (as amended, modified or supplemented from time to time, the "Loan Agreement"; capitalized terms used herein but not otherwise defined herein have the meanings assigned to such terms in the Loan Agreement or the Security Agreement, as the case may be).

     Guarantors have entered into the Security Agreement in order to induce the Lenders to make the Loans. Pursuant to Section 7.10 of the Loan Agreement, each Subsidiary that was not in existence or incorporated on the date thereof is required to enter into the Security Agreement as a Subsidiary upon becoming a Subsidiary of the Borrower. Section 22 of the Security Agreement provides that additional Subsidiaries of the Borrower may become Subsidiaries under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned ("New Subsidiary") is a Subsidiary of the Borrower and is executing this Supplement in accordance with the requirements of the Loan Agreement to become a Subsidiary under the Security Agreement in order to induce the Lenders to make additional Loans and as consideration for the Loans previously made.

     Accordingly, Administrative Agent and New Subsidiary agree as follows:

     1. JOINDER TO CONTRIBUTION AGREEMENT. In accordance with Section 22 of the Security Agreement, New Subsidiary by its signature below becomes a Subsidiary under the Security Agreement with the same force and effect as if originally named therein as a Subsidiary, and New Subsidiary hereby agrees to all the terms and provisions of the Security Agreement applicable to it as a Subsidiary thereunder. Each reference to a "Subsidiary" in the Security Agreement shall be deemed to include New Subsidiary. The Security Agreement is hereby incorporated herein by reference.

     2. ENFORCEABILITY. This Supplement has been duly authorized, executed and delivered by New Subsidiary and constitutes a legal, valid and binding obligation of New Subsidiary, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

     3. COUNTERPARTS. This Supplement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such Counterparts shall constitute but one and the same instrument.

     4. EFFECTIVE DATE. This Supplement shall become effective upon the execution of a counterpart hereof by each of the parties hereto, and written or telephonic notification of such execution and authorization of delivery thereof has been received by New Subsidiary and Administrative Agent.

     5. RATIFICATION OF SECURITY AGREEMENT. As expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

     6. CHOICE OF LAW. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

     7. SEVERABILITY. In case any provision in or obligation under this Supplement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     8. NOTICES. All communications and notices hereunder shall be given and shall be effective in the manner specified in the Loan Agreement.

     9. FEES AND EXPENSES. New Subsidiary agrees to reimburse Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for Administrative Agent, whether suit be brought or not, and all reasonable attorneys'' fees, costs and expenses if an appeal is taken.

     IN WITNESS WHEREOF, New Subsidiary and Administrative Agent have duly executed this Supplement to Security Agreement as of the day and year first above written.

                                        NEW SUBSIDIARY:

                                        ________________________________________

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        Address: _______________________________
                                        ________________________________________
                                        ________________________________________

                                        AGENT:

                                        SUNTRUST BANK, SOUTH FLORIDA,
                                        NATIONAL ASSOCIATION, AS ADMINISTRATIVE
                                        AGENT

                                        NEW SUBSIDIARY:

                                        ________________________________________

                                        By: ____________________________________
                                            Name:
                                            Title:

                                   SCHEDULE A

                                  EXHIBIT "H"

                               FORM OF REQUEST FOR
                         EXTENSION OF TERMINATION DATE

SunTrust Bank, South Florida, National Association
222 Lakeview Avenue, Suite 305
West Palm Beach, Florida 33401

ATTN: ________________________

Ladies/Gentlemen:

     We refer to the Senior Secured Revolving Credit Agreement dated as of ____________________, 1998, among ABLE TELCOM HOLDING CORP., a Florida corporation, as Borrower, SUNTRUST BANK, SOUTH FLORIDA, NATIONAL ASSOCIATION, individually and as Administrative Agent, and BANK OF AMERICA, FSB, individually and as Syndication Agent (the "Agreement"). Terms defined in the Agreement are used herein as therein defined.

     In accordance with the definition of "Termination Date" and the terms of
Section 2.4 of the Agreement, the Borrower hereby requests your consent to extend the Termination Date for ninety (90) days from _____________, 200__, to ________________, 200__. If such an extension is acceptable to you, please so indicate by signing in the space below and return this Request to the Borrower.

     The above described extension of the Termination Date shall become effective when the Borrower shall have received a counterpart hereof signed by the Administrative Agent.

                                        Very truly yours,

                                        ABLE TELCOM HOLDING CORP.

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

The undersigned, with the consent of all the Lenders, hereby consents to the extension of the Termination Date requested above.

SUNTRUST BANK, SOUTH FLORIDA, NATIONAL
ASSOCIATION, AS ADMINISTRATIVE AGENT

By: ____________________________________
Name: __________________________________
Title: _________________________________

                                    EXHIBIT I

                                     FORM OF
                              CLOSING CERTIFICATE

     Pursuant to Section 5.1 of the Senior Secured Revolving Credit Agreement dated as of ____________, 1998 (the "Loan Agreement") among ABLE TELCOM HOLDING CORP., a Florida corporation (the "Borrower"), SUNTRUST BANK, SOUTH FLORIDA, NATIONAL ASSOCIATION, as Administrative Agent and BANK OF AMERICA, FSB, as Syndication Agent, and the other Lenders at any time parties thereto, the undersigned in their respective capacities as officers, directors, or authorized signatories of the Borrower and each Subsidiary hereby certify to the Lenders and the Administrative Agent as follows (capitalized terms used herein having the same meanings as assigned to such terms in the Loan Agreement):

          1. All representations and warranties contained in the Loan Agreement are true and correct in all material respects on and as of the date hereof.

          2. After giving effect to the Loans to be made to the Borrower pursuant to the Loan Agreement on the date hereof, no Default or Event of Default has occurred and is continuing and no condition, event, act or omission which, with the giving of notice or the lapse of time or both, would constitute a Default or Event of Default which under the Loan Agreement or any other Credit Documents has occurred and is continuing or exists as of the date hereof.

          3. As of the date hereof, the Borrower and each Guarantor has complied with all its duties and obligations and all of the conditions set forth in the Loan Agreement and each of the other Credit Documents executed by each of them) in connection with the Loan Agreement).

          4. Except as set forth in Borrower's Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 1998, as filed with the Securities and Exchange Commission, a true and complete copy of which has been provided to the Administrative Agent, since the date of the audited financial statements of the Consolidated Companies described in Section 6.3 of the Loan Agreement, there has been no change which has had or could reasonably be expected to have a Material Adverse Effect.

          5. Except as may be described on Schedule 6.5 of the Loan Agreement, no action or proceeding has been instituted or is pending before any court or other governmental authority, or, to the knowledge of the Borrower, threatened (i) which reasonably could be expected to have a Material Adverse Effect, or (ii) seeking to prohibit or restrict one or more of the Consolidated Companies' ownership or operation of any portion of its businesses or assets, where such portion or portions of such businesses or assets, as the case may be, constitute a material portion of the total businesses or assets of the Consolidated Companies, taken as a whole.

          6. The proceeds of the Loans to be made on the date hereof are being used solely for the purposes provided in the Loan Agreement, and such Loans and use of proceeds thereof will not contravene, violate or conflict with, or involve the Administrative Agent or any Lender in a violation of, any law, rule, injunction, or regulation, or determination of any court of law or other governmental authority, applicable to the Borrower.

          7. The conditions precedent set forth in Sections 5.1 and 5.2 of the Loan Agreement have been or will be satisfied (or have been waived pursuant to the terms of the Loan Agreement) prior to or concurrently with the making of the Loans under the Loan Agreement on the date hereof.

          8. The execution, delivery and performance by the Credit Parties of the Credit Documents will not violate any Requirement of Law or cause a breach or default under any of their respective Contractual Obligations.

          9. Each of the Credit Parties has the corporate power and authority to make, deliver and perform the Credit Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of such Credit Documents. No consents or authorization of, or filing with, any Person (including, without limitation, any governmental authority), is required in connection with the execution, delivery or performance by any Credit Party, or the validity or enforceability against any Credit Party, of the Credit Documents, other than such consents, authorizations or filings as have been made or obtained.

     This Certificate executed and delivered on behalf of the Borrower and the Guarantors this _____ day of April, 1998.

ATTEST                                       ABLE TELCOM HOLDING CORP.,
                                             a Florida corporation

_________________________________            By: _______________________________
Print Name: _____________________            Print Name: _______________________
Title: Secretary                             Title: ____________________________

                                    EXHIBIT J

                               FORM OF OPINION OF
                               BORROWER'S COUNSEL

                             ________________, 1998

To: Each of the Lenders parties to the Senior Secured Revolving Credit Agreement referenced below, and each assignee thereof that becomes a "Lender" as provided therein and SunTrust Bank, South Florida, National Association, as Administrative Agent for the Lenders

          Re: Senior Secured Revolving Credit Agreement dated as of _______________, 1998, by and among Able Telcom Holding Corp., SunTrust Bank, South Florida, National Association, individually and as Administrative Agent, and Bank of America, FSB, individually and as Syndication Agent (the "Agreement")

Ladies and Gentlemen:

     This opinion is furnished pursuant to Section 5.1 of the Agreement. Capitalized terms used herein which are defined in the Agreement shall have the respective meanings set forth or referred to in the Agreement unless otherwise defined herein.

     We have acted as counsel for Able Telcom Holding Corp., a Florida corporation ("Borrower"), and each of its Subsidiaries shown on EXHIBIT "A" attached hereto (individually, a "Guarantor" and collectively the "Guarantors" and collectively, together with Borrower, the "Credit Parties"), in connection with the preparation, negotiation, execution and delivery of the following documents (collectively, the "Credit Documents"):

     1. the Agreement
     2. the Revolving Credit Notes
     3. the Security Agreement
     4. the Financing Statements
     5. the Guaranty Agreement
     6. the Contribution Agreement
     7. the Assignments
     8. the Collateral Assignments
     9. the Agreements Not to Encumber; and
    10. the form of the Assignment and Acceptance Agreement.

     In connection with this opinion, we have examined and relied on the executed originals of the Credit Documents and the following certificates, instruments and documents relating to the Credit Parties:

          1. The representations and warranties given by the Credit Parties in the Credit Documents and the certificates and other documents delivered by the officers of the Credit Parties thereunder;

          2. Articles of Incorporation or Charter of each of the Credit Parties, in each case, certified by the Secretary of State of the state of each such entity's incorporation;

          3. Certificates of Good Standing and Qualification with respect to each of the Credit Parties issued, in each case, by the Secretary of State of the state of incorporation and, with respect to Certificates of Qualification, all additional states in which any Credit Party is qualified to do business;

          4. Copies of the By-Laws of each of the Credit Parties.

          5. Copies of corporate resolutions authorizing the Credit Documents, in each case, certified by the Secretary or Assistant Secretary of the respective Credit Parties;

          6. The Closing Certificate of the Credit Parties.

     We have also examined the Leases.

     We have also made such investigations of law and fact as we have deemed necessary as the basis for the opinions expressed herein.

     We have assumed: (i) the genuineness of all signatures (other than those on behalf of the Credit Parties) on, and authenticity of, all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as copies, and (ii) the due authorization, execution and delivery of all Credit Documents by all parties thereto other than the Credit Parties.

     Based on the foregoing, and subject to the qualifications hereinafter set forth, we are of the opinion that:

          1. Each of the Credit Parties (a) is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, (b) has the corporate power and authority to own and operate its property and to conduct its business as now conducted, and (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where the ownership of its property or the conduct of its business requires such qualification and where the failure so to qualify would have a Material Adverse Effect.

          2. Each of the Credit Parties has the corporate power and authority to make, deliver and perform the Credit Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of such Credit Documents.

          3. No consent, approval or authorization of, or registration, declaration or filing with, any United States, federal, state, local or other governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of the Credit Documents or the use of the proceeds of the Revolving Loans made under the Agreement.

          4. Neither the execution, delivery and performance by each of the Credit Parties of the Credit Documents to which it is it party nor the consummation of the transactions contemplated therein do not and will not
     4. violate 4. any existing Requirement of Law applicable to such Credit Party 4. any provision of its certificate or articles of incorporation or its bylaws or, 4. to the best of our knowledge, any provision of any existing Contractual Obligation of such Credit Party, and 4. do not and will not result in the creation or imposition of any Lien on any of its properties assets or revenues.

          5. Each of the Credit Parties has duly authorized, executed and delivered each Credit Document to which it is a party. Each of the Credit Documents is governed by the laws of the State of Florida, constitutes the legal, valid and binding obligation of each of the Credit Party that is a party thereto, and is enforceable against each such Credit Party in accordance with its terms except as the enforceability of the foregoing may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws or equitable principles affecting enforcement of creditors' rights generally or by laws or judicial decisions limiting such enforceability.

          6. To the best of our knowledge, there is no litigation, investigation or proceeding of or before any court, tribunal, arbitrator or governmental authority pending or threatened by or against any of the Credit Parties or against any of their respective properties or revenues (a) with respect to the Credit Documents or any of the transactions contemplated thereby or (b) which, if adversely determined, would be expected to have a Material Adverse Effect.

          7. None of the Credit Parties is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          8. The making of any Revolving Loans under the Agreement and the application of the proceeds thereof as provided in the Agreement do not violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

          9. Except as noted on Exhibit "A" attached hereto, the Borrower or a Wholly Owned Subsidiary of the Borrower is the owner and holder of one hundred percent (100%) of the issued and outstanding common stock of each of the Guarantors.

          10. The Credit Parties have executed the Security Documents granting to the Administrative Agent and the Lenders a first priority security interest in the Collateral described therein and, upon filing of the Financing Statements and recording of the Agreements Not to Encumber in the appropriate jurisdictions, the Agent's and the Lenders' first priority security interest in the Collateral will be properly perfected and no other filings are required.

          11. Pursuant to the Guaranty Agreement, the Guarantors have unconditionally guaranteed payment and performance of all the Obligations. The Guaranty Agreement is enforceable against the Guarantors in accordance with its terms.

          12. The Leases have been duly executed and delivered, are in full force and effect, constitute legal, valid and binding obligations of the parties executing same under the laws of Florida, enforceable in accordance with their respective terms, and convey to the Borrower a valid leasehold estate in the real property described therein.

     This opinion has been delivered solely for the benefit of the Lenders, the Administrative. Agent, the Syndication Agent, their respective counsel and successors and assigns, and may not be relied upon by any other person or entity or for any other purpose without the express written permission of the undersigned.

                                         Very truly yours,

                                         HOLLAND & KNIGHT, LLP

                                   EXHIBIT K
                                    FORM OF
                             JOINDER BY SUBSIDIARY

     The undersigned, being and constituting a Subsidiary of ABLE TELCOM HOLDING CORP., a Florida corporation (the "Borrower"), does hereby join in and agree to be bound by all provisions applicable to a Restricted Subsidiary in that certain Senior Secured Revolving Credit Agreement (the "Loan Agreement"), dated as of April 6, 1998, by and between SunTrust Bank, South Florida, National Association, individually and as Administrative Agent (the "Administrative Agent"), and the other Lenders from time to time parties thereto and the Borrower with joinder by all existing Subsidiaries of the Borrower.

     The undersigned Subsidiary of the Borrower hereby agrees to execute and deliver to the Administrative Agent a Supplement to Security Agreement, appropriate financing statements to perfect the security interests granted in the Security Agreement, a Supplement to Subsidiary Guaranty Agreement and a Supplement to Contribution Agreement, the form and substance of which shall be satisfactory to the Administrative Agent and the Required Lenders (as defined in the Loan Agreement).

     Dated this _____ day of _________________, 1998.

ATTEST:                                 SUBSIDIARY

__________________________________      By: ____________________________________
                                        Print Name: ____________________________
                                        Title: _________________________________

                                    EXHIBIT L

                                     FORM OF
                                  SUPPLEMENT TO
                         SUBSIDIARY GUARANTY AGREEMENT

     THIS SUPPLEMENT TO SUBSIDIARY GUARANTY AGREEMENT (this "Supplement"), dated as of __________________, 199__, made by _______________________ corporation
(whether one or more, collectively, the "Additional Guarantor"), in favor of SUNTRUST BANK, SOUTH FLORIDA, NATIONAL ASSOCIATION, a national banking association, individually and in its capacity as administrative agent for Lenders at any time parties to the Loan Agreement (as hereinafter defined) (the "Administrative Agent") and each assignee thereof becoming a "Lender" as provided therein (the "Lenders"; the Lenders and the Administrative Agent being collectively referred to herein as the "Guaranteed Parties").

                              W I T N E S S E T H:

     WHEREAS, ABLE TELCOM HOLDING CORP., a Florida corporation (the "Borrower"), the Lenders and the Administrative Agent are parties to a Senior Secured Revolving Credit Agreement, dated as of April 6, 1998, 1998 (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which the Lenders have made commitments to make loans to the Borrower;

     WHEREAS, certain Subsidiaries (the "Subsidiary Guarantors") of the
Borrower have executed and delivered a Subsidiary Guaranty Agreement dated as of April 6, 1998 (the "Subsidiary Guaranty") pursuant to which the Subsidiary Guarantors have agreed to guarantee all of the obligations of the Borrower under the Loan Agreement and the other Credit Documents (as defined in the Loan Agreement);

     WHEREAS, the Borrower, the Subsidiary Guarantors and the Additional Guarantor share an identity of interests as members of a consolidated group of companies engaged in substantially similar businesses; the Borrower provides certain centralized financial, accounting and management services to the Additional Guarantor; the making of the loans will facilitate expansion and enhance the overall financial strength and stability of the Borrower's corporate group, including the Additional Guarantor; and by virtue of intercompany advances and loans, the financial accommodations to the Borrower under the Loan Agreement shall inure to the direct and material benefit of the Additional Guarantor; and

     WHEREAS, it is a condition subsequent to the Lenders' obligation to make Loans to the Borrower under the Loan Agreement that the Additional Guarantor execute and deliver to the Administrative Agent this Supplement, and the Additional Guarantor desires to execute and deliver this Supplement to satisfy such condition subsequent;

     NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make the Loans to the Borrower under the Loan Agreement, the Additional Guarantor hereby agrees as follows:

     1. DEFINED TERMS. Capitalized terms not otherwise defined herein which are used in the Subsidiary Guaranty are used herein with the meanings given to such terms in the Subsidiary Guaranty and any capitalized terms not otherwise defined herein or in the Subsidiary Guaranty which are used in the Loan Agreement are used herein with the meanings given to such terms in the Loan Agreement.

     2. ADDITIONAL GUARANTOR. The Additional Guarantor agrees that it hereby becomes a Guarantor for all purposes of the Subsidiary Guaranty and shall be fully liable thereunder to the Administrative Agent and the other Guaranteed Parties to the same extent and with the same effect as though the Additional Guarantor had been one of the Guarantors originally executing and delivering the Subsidiary Guaranty. Without limiting the foregoing, the Additional Guarantor hereby jointly and severally (with respect to the guaranties made by the Subsidiary Guarantors under the Subsidiary Guaranty), irrevocably and unconditionally, guarantees the punctual and full payment when due, whether at stated maturity by acceleration or otherwise, of all Loans and all other Obligations owing by the Borrower to the Lenders and the Agents, or any of them, jointly or severally, under the Loan Agreement, the Notes and the other Credit Documents, including all renewals, extensions, modifications and refinancings thereof, now or hereafter owing, whether for principal, interest, fees, expenses or otherwise, and any and all reasonable out-of-pocket expenses (including reasonable attorneys' fees actually incurred and reasonable out-of-pocket expenses whether suit be brought or not, including reasonable attorneys' fees, costs and expenses if an appeal is taken) incurred by the Agents or any other Guaranteed Party in enforcing any rights under the Subsidiary Guaranty (as supplemented hereby), subject, however, to the limitations expressly provided in the Subsidiary Guaranty in Section 15 thereof All references in the Subsidiary Guaranty to "Guarantors" or any "Guarantor", shall be deemed to include and to refer to the Additional Guarantor.

     3. GOVERNING LAW; SUBMISSION TO JURISDICTION; FULL FAITH AND CREDIT; WAIVER OF JURY TRIAL.

     (a) THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF FLORIDA (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF).

     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SUPPLEMENT, THE SUBSIDIARY GUARANTY OR OTHERWISE RELATED HERETO MAY BE BROUGHT IN THE CIRCUIT COURT OF PALM BEACH COUNTY OF TEE STATE OF FLORIDA OR IN THE DISTRICT COURT OF THE

UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF FLORIDA, AND, BY EXECUTION AND DELIVERY OF THIS SUPPLEMENT, THE ADDITIONAL GUARANTOR HEREBY CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE JURISDICTION OF THE AFORESAID COURTS. THE ADDITIONAL GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS IN
RESPECT OF THIS SUPPLEMENT, THE SUBSIDIARY GUARANTY OR ANY DOCUMENT RELATED THERETO. NOTHING HEREIN SHALL AFFECT THE RIGHT OF SUCH AGENT TO SERVE PROCESS
IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE ADDITIONAL GUARANTOR IN ANY OTHER JURISDICTION.

     (c) TO THE EXTENT THAT ANY GUARANTEED PARTY OBTAINS ANY JUDGMENT AGAINST THE ADDITIONAL GUARANT0R UNDER THIS SUPPLEMENT AND THE SUBSIDIARY GUARANTY, THE ADDITIONAL GUARANTOR DOES HEREBY AGREE THAT SUCH JUDGMENT SHALL BE ENTITLED TO "FULL FAITH AND CREDIT" WITH THE SAME FORCE AND EFFECT AS IF SUCH JUDGMENT WAS RENDERED AGAINST SUCH ADDITIONAL GUARANTOR BY A COURT OR OTHER TRIBUNAL LOCATED IN THE DOMICILE OF SUCH ADDITIONAL GUARANTOR, IF DIFFERENT FROM THAT IN WHICH SUCH JUDGMENT IS RENDERED. THE ADDITIONAL GUARANTOR HEREBY AGREES TO THE VALIDITY AND ENFORCEABILITY OF ANY SUCH JUDGMENT AND SHALL NOT SEEK TO CHALLENGE OR "GO BEHIND" THE FACE OF SUCH JUDGMENT.

     (d) TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE ADDITIONAL GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS SUPPLEMENT, THE SUBSIDIARY GUARANTY OR ANY OTHER CREDIT DOCUMENT OR ANY MATTER ARISING IN CONNECTION HEREUNDER OR THEREUNDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE GUARANTEED PARTIES TO EXTEND CREDIT TO OR OTHERWISE BECOME OR REMAIN A CREDITOR OF THE, BORROWER. FURTHER, GUARANTORS HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF THE GUARANTEED PARTIES NOR ANY COUNSEL FOR THE GUARANTEED PARTIES HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE GUARANTEED PARTIES WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT OF JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF THE GUARANTEED PARTIES NOR COUNSEL FOR THE GUARANTEED PARTIES HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.

     IN WITNESS WHEREOF, the Additional Guarantor has caused this Supplement to be duly executed and delivered by its duly authorized officers as of the date first above written.

ADDRESS FOR NOTICES:                    ADDITIONAL GUARANTOR:

_______________________________         ________________________________________
_______________________________
_______________________________
                                        By: ____________________________________
                                        Print Name: ____________________________
                                        Title: _________________________________

                                             Attest: ___________________________
                                             Name: _____________________________
                                             Title: ____________________________

                                    EXHIBIT M

                                     FORM OF
                      SUPPLEMENT TO CONTRIBUTION AGREEMENT

     SUPPLEMENT NO. __ dated as of _________________________, 1998, to the
CONTRIBUTION AGREEMENT dated as of _________________________, 1998 (the "Contribution Agreement:) by and among ABLE TELCOM HOLDING CORP., a Florida corporation ("the Borrower"), the parties listed on Schedule A attached hereto (together with any successors, referred to herein individually as a "Guarantor" and collectively as "Guarantors") and SUNTRUST BANK, SOUTH FLORIDA, NATIONAL ASSOCIATION, individually and as Administrative Agent (the "Administrative Agent") for the Lenders parties to the Senior Secured Revolving Credit Loan Agreement dated as of ________________, 1998, among the Borrower, the Lenders and the Administrative Agent (as amended, modifier or supplemented from time to time, the "Loan Agreement"; capitalized terms used herein but not otherwise defined herein have the meanings assigned to such terms in the Loan Agreement or the Contribution Agreement, as the case may be).

     Guarantors have entered into the Contribution Agreement in order to induce the Lenders to make the Loans. Pursuant to Section 7.10 of the Loan Agreement, each Subsidiary. that was not in existence or incorporated on the date thereof is required to enter into the Contribution Agreement as a Guarantor upon becoming a Subsidiary of the Borrower. Section 14 of the Contribution Agreement provides that additional Subsidiaries of the Borrower may become Guarantors under the Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned ("New Guarantor") is a Subsidiary of the Borrower and is executing this Supplement in accordance with the requirements of the Loan Agreement to become a Guarantor under the Contribution Agreement in order to induce the Lenders to make additional Loans and as consideration for the Loans previously made.

     Accordingly, Administrative Agent and New Guarantor agree as follows:

     SECTION 1. JOINDER TO CONTRIBUTION AGREEMENT. In accordance with Section 14 of the Contribution Agreement, New Guarantor by its signature below becomes a Guarantor under the Contribution Agreement with the same force and effect as if originally named therein as a Guarantor, and New Guarantor hereby agrees to all the terms and provisions of the Contribution Agreement applicable to it as a Guarantor thereunder. Each reference to a "Guarantor" in the Contribution Agreement shall be deemed to include New Guarantor. The Contribution Agreement is hereby incorporated herein by reference.

     SECTION 2. ENFORCEABILITY. This Supplement has been duly authorized, executed and delivered by New Guarantor and constitutes a legal, valid and binding obligation of New Guarantor, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

     SECTION 3. COUNTERPARTS. This Supplement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

     SECTION 4. EFFECTIVE DATE. This Supplement shall become effective upon the execution of a counterpart hereof by each of the parties hereto, and written or telephonic notification of such execution and authorization of delivery thereof has been received by New Guarantor and Administrative Agent.

     SECTION 5. RATIFICATION OF CONTRIBUTION AGREEMENT. As expressly supplemented hereby, the Contribution Agreement shall remain in full force and effect.

     SECTION 6. CHOICE OF LAW. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

     SECTION 7. SEVERABILITY. In case any provision in or obligation under this Supplement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     SECTION 8. NOTICES. All communications and notices hereunder shall be in writing and given as provided in Section 16 of the Contribution Agreement. All communications and notices hereunder to New Guarantor shall be given to it at the address set forth under its signature.

     SECTION 9. FEES AND EXPENSES. New Guarantor agrees to reimburse Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for Administrative Agent, whether suit be brought or not, and all reasonable attorneys' fees, costs and expenses if an appeal is taken.

     IN WITNESS WHEREOF, New Guarantor and Administrative Agent have duly executed this Supplement to Contribution Agreement as of the day and year first above written.

                                        NEW GUARANTOR:

                                        By: ____________________________________
                                        Print Name: ____________________________
                                        Title: _________________________________

                                        Address: _______________________________
                                        ________________________________________
                                        ________________________________________

                                        AGENT:

                                        SUNTRUST BANK, SOUTH FLORIDA,
                                        NATIONAL ASSOCIATION, AS ADMINISTRATIVE
                                        AGENT

                                        By: ____________________________________
                                        Print Name: ____________________________
                                        Title: _________________________________

                                   SCHEDULE A

                                   EXHIBIT "N"
                                     FORM OF
                        COLLATERAL ASSIGNMENT OF LEASES

     This Collateral Assignment of Leases made this ______ day of _______________________, 1998, by the corporations listed on Schedule I attached hereto (the "Lessees"), in favor of SUNTRUST BANK, SOUTH FLORIDA, NA as Administrative Agent (the "Agent") for the Lenders under that certain Senior Secured Revolving Credit Agreement dated 1998 (the "Credit Agreement"), witnesseth that:

                                    RECITALS

     By those certain leases listed on Schedule 2 attached hereto (the "Leases") Lessees leased the premises described on Schedule 2.

     Pursuant to the Credit Agreement the Lenders have agreed to make the loans to Able Telcom Holding Corp. ("Borrower") and one of the conditions of the Credit Agreement requires that Lessees collaterally assign their rights, title and interest in the Leases on the terms and conditions hereafter set forth; and

     NOW, THEREFORE, for and in consideration of the making of the Loans, Lessees do hereby assign, transfer and set over unto the Agent, with the right to reassign, all of its rights, title and interest in and to the Leases upon the following terms, covenants, limitations and conditions:

     1. The foregoing recitals are hereby incorporated into and comprise a part of this Agreement. Capitalized terms used herein which are defined in the Credit Agreement shall have the meanings provided therein when used herein.

     2. As between Agent and Lessees, Lessees shall retain possession of the Premises in accordance with the terms and conditions of the Lease as long as No Event of Default occurs.

     3. If an Event of Default shall occur, then Agent shall have the option of taking over the Premises, provided, however, that in the event Agent elects to exercise said option of taking over the Premises, written notice of its election so to do shall be mailed promptly to the lessors under the Lease (the "Lessors"). Agent shall not have the right to possession of the Premises until such notice is received by the Lessors. Upon the receipt of notice of exercise of such option, the Agent shall be deemed to be substituted as lessee in said Lease in the place and instead of Lessees, and shall be deemed to have assumed expressly all of the terms, covenants, and obligations of the Lease thereafter otherwise applicable to Lessees, and shall likewise be entitled to enjoy all of the rights and privileges granted to Lessees under the terms and conditions of the Lease. The Agent shall also have the right to reassign all of the Lessees' rights and obligations under the Lease. Agent shall have the right to exercise such right as to one or some portion of the Leases but not the others or all of the Leases in Agent's sole discretion.

     4. It is understood and agreed that as long as Agent has not exercised the option under the foregoing provisions hereof as to the Premises, it shall not be liable for rent or any obligation of Lessees under or in connection with the Leases, and Lessees shall remain liable for such rent and obligations.

     5. The Lessees hereby agree to indemnify and hold the Agent and the Lenders harmless against and from any and all liability, loss, damage, and expense, including reasonable attorneys' fees, which it may or shall incur under any of said Leases, or by reason of this Assignment, or by reason of any action taken by the Agent or any Lender hereunder, and against and from any and all claims and demands whatsoever which may be asserted against the Agent or any Lender by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms, covenants and conditions contained in any of the Leases. Should the Agent or any Lender incur any such liability, loss, damage or expense, the amount thereof, together with interest thereon at the Default Rate, shall be payable by the Lessees to the Agent or any Lender immediately upon demand. Nothing contained herein shall obligate or be construed to obligate the Agent or any Lender to perform any of the terms, covenants or conditions contained in any Lease or otherwise to impose any obligation upon the Agent or any Lender with respect to any of said Leases. Prior to actual entry into and taking possession of the Property by the Agent, this Assignment shall not operate to place upon the Agent or any Lender any responsibility for the operation, control, care, management or repair of the Premises, and the execution of this Assignment by the Lessees shall constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Premises is and shall be that of the Lessees, prior to such actual entry and taking of possession.

     6. The Lessees represent and warrant that the Lessees shall duly and punctually perform all and singular the terms, conditions and covenants of the Leases on Lessees' part to be kept, observed and performed.

     7. The Lessees agree to execute and deliver to the Lender, at any time or times during which this Assignment shall be in effect, such further instruments as the Agent may deem necessary to make effective this Assignment and the several covenants of the Lessees herein contained.

     8. Failure of the Agent to avail itself of any of the terms, covenants and conditions of this Assignment for any period of time, or at any time or times, shall not be construed or deemed to be a waiver of any of its rights hereunder. The rights and remedies of the Agent under this instrument are cumulative and are not in lieu of but are in addition to any other rights and remedies which the Agent shall have under or by virtue of the Credit Documents. The rights and remedies of the Agent hereunder may be exercised from time to time and as often as such exercise is deemed expedient by Agent.

     9. The Agent shall have the right to assign to any subsequent Administrative Agent, the Lessees' rights, title and interest in any Lease hereby or hereafter assigned, subject, however, to the provisions of this Assignment.

     10. Upon payment in full of all the Obligations, as well as termination of the Revolving Loan Commitments, this Assignment shall become and be void and of no effect and, in that event, upon the request of the Lessees, the Agent covenants to execute and deliver to the Lessees instruments effective to evidence the termination of this Assignment and/or the reassignment to the Lessees of the rights, power and authority granted herein. As against the Agent, at all times during which this Assignment shall be in effect, there shall be no merger of the Leases assigned hereunder or the leasehold estates created thereby with the fee estate in the Premises by reason of the fact that said Leases or any interest therein may be held by or for the account of any person, firm or corporation which may be or become the owner of said fee estate, unless the Assignee shall consent in writing to said merger.

     11. In connection with any litigation arising out of this Assignment, if the Agent or a Lender is the prevailing party in such litigation, the Agent or a Lender shall be entitled to recover all costs incurred, including reasonable attorneys' fees and attorneys' fees and costs incurred on appeal.

     12. Any waiver or modification of the terms of this Assignment by the Agent shall be in writing and signed by a duly authorized officer or agent of the Agent.

     13. In the event any one or more of the provisions contained herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall, at the option of Agent, not affect any other provision hereof, and shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     14. No delay or omission on the part of Agent in exercising any right hereunder shall operate as a waiver of that right or of any other right hereunder or under the Credit Documents.

     15. This Assignment shall be binding upon and inure to the benefit of the Agent and the Lessees, their heirs, personal representatives, successors and assigns.

     16. This Assignment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of Florida except to the extent the law of the jurisdiction of the location of the Premises requires that such law control.

     17. The terms "Lessees" and "Agent" as used herein shall in every instance include said parties' heirs, executors, administrators, successors, legal representatives and assigns and shall denote the singular and/or plural, and the masculine and/or feminine and natural and/or artificial persons, whenever and wherever the context so requires or admits.

                                   ABLE TELCOM HOLDING CORP., a Florida
                                   corporation

                                   By: _________________________________________
                                   Print Name: _________________________________
                                   Title: ______________________________________

                                   TELECOMMUNICATION SERVICES GROUP, INC.,
                                   a Florida corporation

                                   By: _________________________________________
                                   Print Name: _________________________________
                                   Title: ______________________________________

                                   ABLE INTEGRATED SYSTEMS, INC., a Florida corporation

                                   By: _________________________________________
                                   Print Name: _________________________________
                                   Title: ______________________________________

                                   ABLE COMMUNICATION SERVICES, INC., a
                                   Florida corporation

                                   By: _________________________________________
                                   Print Name: _________________________________
                                   Title: ______________________________________

                                   H.C. CONNELL, INC., a Florida corporation

                                   By: _________________________________________
                                   Print Name: _________________________________
                                   Title: ______________________________________

                                   DIAL COMMUNICATIONS, INC., a Florida
                                   corporation

                                   By: _________________________________________
                                   Print Name: _________________________________
                                   Title: ______________________________________

                                   TRAFFIC MANAGEMENT GROUP, INC., a Florida corporation

                                   By: _________________________________________
                                   Print Name: _________________________________
                                   Title: ______________________________________

                                   TRANSPORTATION SAFETY CONTRACTORS,
                                   INC., a Florida corporation

                                   By: _________________________________________
                                   Print Name: _________________________________
                                   Title: ______________________________________

                                   TRANSPORTATION SAFETY CONTRACTORS OF
                                   VIRGINIA, INC., a Virginia corporation

                                   By: _________________________________________
                                   Print Name: _________________________________
                                   Title: ______________________________________

                                   GEORGIA ELECTRIC COMPANY, a Georgia
                                   corporation

                                   By: _________________________________________
                                   Print Name: _________________________________
                                   Title: ______________________________________

                                   COMMUNICATIONS DEVELOPMENT GROUP,
                                   INC., a Florida corporation

                                   By: _________________________________________
                                   Print Name: _________________________________
                                   Title: ______________________________________

                                   ABLE WIRELESS, INC., a Florida corporation

                                   By: _________________________________________
                                   Print Name: _________________________________
                                   Title: ______________________________________